OMB APPROVAL

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

The Finish Line, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

June 21, 2004

Dear Stockholder:

     You are cordially invited to attend the 2004 Annual Meeting of Stockholders of The Finish Line, Inc. on Thursday, July 22, 2004 at 9:00 a.m., to be held at Finish Line Corporate Office, 3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235. Members of your Board of Directors and management look forward to greeting those stockholders who are able to attend.

     The accompanying Notice and Proxy Statement describe the matters to be acted upon at the meeting.

     It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend, please sign, date and mail the enclosed proxy card at your earliest convenience. If you attend the meeting, you may withdraw your proxy and vote in person.

     Your interest and participation in the affairs of the Company are greatly appreciated.

Respectfully,

Alan H. Cohen,
Chairman of the Board
and Chief Executive Officer

THE FINISH LINE, INC.
3308 N. Mitthoeffer Road
Indianapolis, Indiana 46235

Notice of Annual Meeting of Stockholders
to be held July 22, 2004

TO THE STOCKHOLDERS OF THE FINISH LINE, INC.:

     Notice is hereby given that the 2004 Annual Meeting of Stockholders of The Finish Line, Inc. (the “Company”) to be held at Finish Line Corporate Office, 3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235 on Thursday, July 22, 2004 at 9:00 a.m., will be conducted for the following purposes:

1.	To approve the change of the Company’s state of incorporation from Delaware to Indiana;

2.	To approve a form of indemnification agreement set forth in the attached Proxy Statement for the Company’s officers and directors;

3.	To elect seven directors in the classes indicated in the attached Proxy Statement to serve on the Company’s Board of Directors until the election and qualification of their respective successors;

4.	To approve The Finish Line, Inc. Employee Stock Purchase Plan;

5.	To ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the Company’s fiscal year ending February 26, 2005; and

6.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only stockholders of record at the close of business on May 28, 2004, will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

By Order of the Board of Directors,

Gary D. Cohen,
Executive Vice President,
General Counsel and Secretary

Indianapolis, Indiana
June 21, 2004

Your vote is important. Accordingly, you are asked to complete, sign, date and return the accompanying Proxy Card in the envelope provided, which requires no postage if mailed in the United States.

APPENDICES

Plan and Agreement of Merger	Appendix 1
Indemnity Agreement	Appendix 2
Employee Stock Purchase Plan	Appendix 3
Audit Committee Charter	Appendix 4

The Finish Line, Inc.
3308 N. Mitthoeffer Road
Indianapolis, Indiana 46235

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
JULY 22, 2004

GENERAL INFORMATION

This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being mailed on or about June 21, 2004 in connection with the solicitation of proxies by the Board of Directors of The Finish Line, Inc. (“Finish Line” or the “Company”) for use at the 2004 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at Finish Line Corporate Office, 3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235, on Thursday, July 22, 2004, at 9:00 a.m., and any adjournment or postponement thereof. At the Annual Meeting, the Company’s stockholders will be asked to (i) approve the change of the Company’s state of incorporation from Delaware to Indiana, (ii) approve a form of indemnification agreement as set forth in this Proxy Statement for the Company’s officers and directors, (iii) elect seven directors in the classes indicated in this Proxy Statement to serve on the Company’s Board of Directors until the election and qualification of their respective successors, (iv) approve The Finish Line, Inc. Employee Stock Purchase Plan, (v) ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the Company’s fiscal year ending 2005, and (vi) vote on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof. This proxy statement and related proxy materials are being first mailed to stockholders on or about June 21, 2004. Throughout this Proxy Statement, fiscal 2004, fiscal 2003 and fiscal 2002 represent the fiscal years ended February 28, 2004, March 1, 2003, and March 2, 2002 respectively.

Persons Making the Solicitation

The Company is making this solicitation and will bear the expenses of preparing, printing and mailing proxy materials to the Company’s stockholders. In addition, proxies may be solicited personally or by telephone or fax by officers or employees of the Company, none of whom will receive additional compensation therefrom. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Class A Common Stock.

Voting at the Meeting

Stockholders of record of the Company’s Class A Common Stock, par value $.01 per share (“Class A Common Stock”), and Class B Common Stock, par value $.01 per share (“Class B Common Stock”) at the close of business on May 28, 2004, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. On that date, 21,208,451 shares of Class A Common Stock and 2,865,284 shares of Class B Common Stock were outstanding and entitled to vote. Each outstanding share of Class A Common Stock entitles the holder thereof to one vote and each outstanding share of Class B Common Stock entitles the holder thereof to ten votes.

In the election of directors, the seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The affirmative vote of a majority of the votes cast is required to ratify and approve each of the other proposals set forth in this Proxy Statement.

The Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. The Company intends to count broker non-votes as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business.

Stockholders do not have the right to cumulate their votes in the election of directors.

Revocability of Proxy

A proxy may be revoked by a stockholder prior to the voting at the Annual Meeting by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company. The mere presence at the Annual Meeting of a stockholder who has appointed a proxy will not revoke the prior appointment.

If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the Proxy Card by the stockholders or, if no instructions are indicated, will be voted “FOR” the change of the Company’s state of incorporation from Delaware to Indiana, “FOR” the approval of the form of indemnification agreement set forth herein for the Company’s officers and directors, “FOR” the election of the slate of directors indicated herein to serve on the Company’s Board of Directors until the election and qualification of their respective successors, FOR approval of The Finish Line, Inc. Employee Stock Purchase Plan, “FOR” the ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the Company’s fiscal year ending February 26, 2005 and, as to any other matter that may be properly brought before the Annual Meeting, in accordance with the judgment of the proxy.

APPROVAL OF CHANGE OF THE COMPANY’S STATE OF INCORPORATION FROM DELAWARE TO INDIANA

(Item 1 on your Proxy)

General

On May 24, 2004, the Company’s Board of Directors approved a proposal (the “Reincorporation Proposal”) to change the Company’s state of incorporation from Delaware to Indiana. This change (the “Reincorporation”) will be accomplished through a merger of the Company with and into The Finish Line Indiana Corp. (“Finish Line Indiana”), a wholly owned subsidiary of the Company which was recently formed as an Indiana corporation and will survive the merger and shall be the vehicle to effect the Reincorporation. The name of the surviving corporation following the merger will be “The Finish Line, Inc.” and reference hereafter to the Company will, where appropriate, mean the surviving corporation. The Reincorporation will be effected pursuant to the terms of the Plan and Agreement of the Merger between the Company and Finish Line Indiana (the “Merger Agreement”). A copy of the Merger Agreement is attached as Appendix 1 to this Proxy Statement.

As a Delaware corporation, the Company is governed by the Delaware General Corporation Law (the “DGCL”) and the terms of its Amended and Restated Certificate of Incorporation, as amended (the “Current Certificate”) and its Amended and Restated Bylaws (the “Current Bylaws”). Following the Reincorporation, the surviving corporation will be governed by the Indiana Business Corporation Law (the “IBCL”) and the Restated Articles of Incorporation (the “New Articles”) and Bylaws, as amended and restated, (the “New Bylaws”) that are attached as Annexes 1 and 2, respectively, to the Merger Agreement. Because there are differences between the DGCL and the IBCL and corresponding differences between the Current Certificate and Current Bylaws as compared to the New Articles and New Bylaws, the Reincorporation will result in differences in the rights of stockholders. These differences are summarized below.

Principal Reasons for the Reincorporation

The Reincorporation is a part of a realignment of the Company’s operations into four operating corporations and a single member limited liability company to enable the Company to operate on a contract retailing basis. Management has concluded that the Reincorporation will maximize the operational effectiveness available under the realignment by making Indiana the state of incorporation for the Company. The Reincorporation will also reduce the Company’s expenses by eliminating the franchise tax liability to the State of Delaware which currently approximates $165,000 per year.

The Company was originally incorporated as Athletic Enterprises, Inc. in 1976 under the laws of the State of Indiana. In connection with its initial public offering, in June 1992 the Company changed its state of incorporation from Indiana to Delaware.

Manner of Effecting the Reincorporation

The following summary does not purport to be a complete description of the Reincorporation Proposal and is qualified in its entirety by reference to the Merger Agreement.

The Reincorporation will be effected by merging the Company with and into Finish Line Indiana (the “Merger”) pursuant to the terms of the Merger Agreement. At the effective time (as defined in the Merger Agreement), the separate corporate existence of the Company will cease, Finish Line Indiana will succeed to all the business, properties, assets and liabilities of the Company, and the surviving corporation’s name will be changed to “The Finish Line, Inc.” The directors, officers and employees of the Company will become the directors, officers and employees of the surviving corporation. Shares of the Company’s Class A and Class B Common Stock issued and outstanding immediately prior to the effective time will, by virtue of the Merger and without requiring any additional action by the Company’s stockholders, be converted into an equal number of fully paid and nonassessable Class A or Class B Common Shares, as the case may be, of the surviving corporation. The Class A Common Shares and the Class B Common Shares will have the same terms as the Company’s Class A and Class B Common Stock, subject to the differences arising by virtue of the differences between the IBCL and the DGCL and differences between the Current Certificate and Current Bylaws as compared to the New Articles and New Bylaws.

From and after the effective time, each holder of a certificate representing shares of the Company’s Class A or Class B Common Stock (a “Delaware Certificate”) shall be deemed for all purposes to be the holder of the surviving corporation’s Class A or Class B Common Shares (“Indiana Shares”), as the case may be, into which the shares represented by his or her Delaware Certificate have been converted. Those certificates shall continue to represent shares of the surviving corporation and need not be surrendered for exchange. While it is not necessary for stockholders to surrender their Delaware Certificates for certificates representing Indiana Shares, following the effective time each holder of a Delaware Certificate outstanding immediately prior to the effective time will be entitled to surrender his or her Delaware Certificate for cancellation and in exchange for a new certificate representing the same number of Indiana Shares.

The approval of the Reincorporation Proposal will not result in any change in the name, business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the Company. The Indiana Shares will continue to be traded without interruption on the Nasdaq National Market. The Company’s 1992 Employee Stock Incentive Plan and 2002 Stock Incentive Plan will be continued by the surviving corporation and each outstanding option or other award issued pursuant to such plans will be converted into an option or other award for Indiana Shares equal to the number of shares of the Company’s common stock related to each such option or other award immediately prior to the effective time, at the same price per share and upon the same terms and subject to the same conditions as are in effect immediately prior to the effective time. The surviving corporation will reserve for purposes of the options a number of Indiana Class A Common Shares, equal to the number of shares of Delaware Class A Common Stock reserved by the Company for issuance under the options as of the effective time. As of the effective time, the surviving corporation will assume the Company’s plans and options and all obligations of the Company under the options and under such plans. The Company’s other employee benefit plans and arrangements will also be continued by the surviving corporation upon the same terms and subject to the same conditions.

It is anticipated that the Merger will become effective as promptly as practicable following the approval of the stockholders at the Annual Meeting. However, the Merger Agreement provides that at any time prior to the effective time, the Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of Finish Line Indiana or the Company, or both, notwithstanding approval of the Merger Agreement by the sole shareholder of Finish Line Indiana and the stockholders of the Company.

Antitakeover Effects of the Reincorporation Proposal

Certain provisions of the IBCL, specifically the Constituent Interests Provision and the Control Share Acquisitions Provisions as described in “Comparison of Rights of Stockholders” below, have no comparable provisions under Delaware law. These statutory provisions and certain provisions of the New Articles and New Bylaws, specifically the provisions regarding preferred stock which is carried over from the Current Certificate, the provisions in the New Articles requiring a supermajority vote for certain business combinations, the provisions requiring approval of certain transactions by the Continuing Directors (as defined in the New Articles), the provisions for a staggered board, and the provisions limiting removal of directors to removal for cause may have the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. These provisions may make tender offers, and certain other transactions, more difficult or more costly and could discourage or limit shareholder participation in such types of transactions, whether or not such transactions are favored by the majority of the stockholders. As of this date, the Board of Directors is unaware of any specific effort to accumulate the Company’s common stock or to obtain control of the Company by means of a merger, tender offer or otherwise.

Comparison of Rights of Stockholders

Set forth on the following pages is a summary comparison of material differences between (a) the rights of shareholders of The Finish Line, Inc. under the New Articles, the New Bylaws and Indiana law and (b) the rights of stockholders under the Current Certificate, Current Bylaws and Delaware law. The information set forth below is not intended to provide a comprehensive summary of Indiana or Delaware law or of the Company’s governing documents and you should carefully read the full text of the New Articles and the New Bylaws, which are attached as Annexes 1 and 2, respectively to the Merger Agreement.

Authorized Shares

The Reincorporation will not affect the capital stock of the Company except for an increase in the number of authorized shares of common stock and except to the extent that rights of shareholders will be governed by Indiana law rather than Delaware law.

The number of authorized shares will increase to 111,000,000 consisting of 110,000,000 common shares (100,000,000 Class A Common Shares and 10,000,000 Class B Common Shares), and 1,000,000 Preferred Shares. The Current Certificate authorizes 43,000,000 shares of capital stock consisting of 42,000,000 shares of common stock (30,000,000 shares of Class A Common Stock and 12,000,000 shares of Class B Common Stock) and 1,000,000 shares of preferred stock.

Additionally, the Board of Directors believes it is desirable to increase the number of shares of Class A Common Stock and Class B Common Stock the Company is authorized to issue to allow it the flexibility to pursue a stock split in the form of a stock dividend at a future date and to provide the Company with adequate authorized share capital for future issuances. The Board of Directors currently intends that, if the stockholders approve the Reincorporation Proposal, it will declare a 2-for-1 stock split shortly thereafter.

Common Shares

The voting, dividend, distribution, preemptive, redemption and conversion rights and liquidation preferences of the holders of common shares will remain as they are in the Current Certificate. The Current Certificate and New Articles provide that each Class A Common Share shall entitle the holder thereof to one vote on all matters submitted to a vote of the shareholders and each Class B Common Share shall entitle the holder thereof to 10 votes on all matters submitted to a vote of the shareholders.

Preferred Shares

Both the DGCL and the IBCL permit the certificate or articles of incorporation to allow the Board of Directors to issue and fix the dividend, voting and redemption rights, liquidation preferences and other rights, privileges and restrictions of one or more series of preferred stock without further stockholder action.

The Company’s preferred shares may be issued from time to time in one or more series by resolution of the Board of Directors authorizing the issuance. The Board of Directors is authorized to fix or alter the designations, powers and preferences, and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights, conversion rights, voting rights, redemption price and liquidation preferences.

No shares of preferred stock are currently outstanding. The issuance of preferred shares, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, dilute the voting power of the holders of common shares, and under certain circumstances, have possible antitakeover effects, such as making it more difficult for a third party to gain control of the Company, discouraging bids for the Company’s common shares at a premium, or otherwise affecting the market price of the common shares.

Size and Classification of the Board of Directors

Section 141(b) of the DGCL provides that the board of directors of a Delaware corporation shall consist of one or more members. The number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate.

Section 23-1-33-3 of the IBCL provides that the board of directors of an Indiana corporation must consist of one or more individuals, with the number specified in or fixed in accordance with the articles of incorporation or bylaws.

The Current Certificate establishes a range of no less than four directors and no more than 12, except that the number may be increased by a specified number of directors which holders of preferred stock are entitled to elect by reason of dividend arrearages or other contingencies. The Current Certificate provides that the number of directors shall be specified in the Bylaws. The Current Bylaws fix the number of the directors at 7, until amended by resolution of the Board of Directors, subject to the Current Certificate.

The New Articles provide that the number of directors shall be specified in the Bylaws, except that the number shall be increased by a specified number of directors which holders of preferred shares are entitled to elect by reason of dividend arrearages or other contingencies. The New Bylaws establish a range of no less than 5 and no more than 13 directors, with the actual number of directors being fixed or changed, from time to time, by the Board of Directors.

Pursuant to Section 141(d) of the DGCL, the directors may, by the certificate of incorporation, by an initial bylaw or by a bylaw adopted by a vote of the stockholders, be divided into one, two or three classes.

Section 23-1-33-6 of the IBCL provides that the articles of incorporation or the bylaws may provide for staggering the terms of directors by dividing the total number of directors into either two or three classes, with each class containing as nearly as possible the same number of directors.

Neither the Current Certificate nor the Current Bylaws establishes a classified Board.

The New Bylaws provide that the Board of Directors shall be divided into three classes, as nearly equal in number as the total number of directors permits, with the term of office of one class expiring each year.

Removal of Directors

Section 141(k) of the DGCL provides that any director or the entire board of directors may generally be removed with or without cause by a majority stockholder vote. However, a director of a corporation with a classified board of directors may be removed only for cause unless the certificate of incorporation provides otherwise.

Under Section 23-1-33-8 of the IBCL, directors may be removed in any manner provided in the articles of incorporation. In addition, unless the articles of incorporation provide otherwise, the shareholders or directors may remove one or more directors with or without cause. A director may be removed by the shareholders, if they are otherwise permitted to do so, only at a meeting called for that purpose and such purpose must be stated in the notice of the meeting. A director elected by a voting group of shareholders may be removed only by that voting group.

The Current Bylaws permit any director or the entire Board of Directors to be removed from office, at any time, with or without cause, only by a majority in voting interest of shares of the Company then entitled to vote at an election of directors.

The New Articles permit removal of any director or the entire Board of Directors at any time, but only for cause and only upon the affirmative vote of a majority of the Board of Directors whose removal is not sought and the affirmative vote of the holders of a majority of the voting power of all of the shares of the Company entitled to vote generally in the election of directors, voting together as a single class. The New Articles limit cause for removal to matters relating to a Director’s personal dishonesty, willful misconduct or breach of fiduciary duty involving personal profit.

Newly Created Directorships and Vacancies

Under Section 223 of the DGCL, unless the certificate of incorporation or the bylaws of a corporation provide otherwise, a majority vote of the directors then in office may fill vacancies and newly created directorships, even if the number of current directors is less than a quorum or only one director remains. Where holders of a class or series are entitled to elect one or more directors by the certificate of incorporation, vacancies or newly created directorships of that class or series may be filled by a majority of the directors elected by such class or series then in office, or by a sole remaining director so elected. If the directors filling a vacancy or newly created directorship on the board constitute less than a majority of the whole board (as measured before an increase in the size of the board), the Delaware Court of Chancery may, upon application of stockholders holding at least 10% of the outstanding voting stock, summarily order an election to fill the vacancy or newly created directorship or replace directors chosen by the directors then in office (this election is to be governed by Section 211 of the DGCL). Unless otherwise provided in the certificate of incorporation or bylaws, when one or more directors resign effective at a future date, a majority of directors then in office, including those who have so resigned, may vote to fill the vacancy.

Under Section 23-1-33-9 of the IBCL, unless the articles of incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the remaining directors, even if less than a quorum, may fill the vacancy by majority vote. If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group may vote to fill the vacancy if it is filled by shareholders. A vacancy that will occur at a specific later date by reason of resignation of a director effective at a later date may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs. A director elected to fill a vacancy on a classified board serves the remaining term of the director who has resigned or has been removed.

The Current Bylaws permit vacancies, including any vacancy created by an increase in the number of directors, to be filled by a majority of the remaining directors, although less than a quorum.

The New Bylaws permit vacancies, including any vacancy created by an increase in the number of directors, to be filled by a majority of the remaining directors, although less than a quorum, or, at the discretion of the Board of Directors, a vacancy may be filled by vote of the shareholders at a special meeting called for that purpose.

Quorum and Vote Required to Take Action

Section 141(b) of the DGCL provides that a majority of the total number of directors shall constitute a quorum for the transaction of business unless the certificate of incorporation or bylaws of the corporation require a greater number. In addition, unless the certificate of incorporation provides otherwise, the bylaws may provide for a quorum of less than a majority, which in no case shall be less than one-third of the total number of directors. The board of directors shall act by the vote of a majority of the directors present at a meeting at which a quorum is present, unless the certificate of incorporation or the bylaws require the vote of a greater number.

Under Section 23-1-34-5 of the IBCL, unless the articles of incorporation or bylaws require a greater number, a majority of the fixed or prescribed number of directors constitutes a quorum. If no number of directors is prescribed, a majority of the number of directors in office immediately before the meeting begins (if the corporation has a variable range of directors) shall constitute a quorum. Additionally, the articles of incorporation or bylaws may authorize a quorum of no fewer than one-third of the fixed or prescribed number of directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the board of directors unless the articles of incorporation or bylaws provide otherwise. Under the IBCL, a bylaw that fixes a greater than majority quorum or voting requirement for action by the board of directors may be amended or repealed, if originally adopted by the board of directors, only by the board of directors. Action by the board of directors to adopt or amend a bylaw that changes the quorum or voting requirement for action by the board of directors must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

The Current Bylaws provide that, except as otherwise provided in the Certificate of Incorporation, the Bylaws or applicable law, a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business, and that the act of a majority of the directors present at any meeting at which there is quorum is deemed the act of the Board of Directors.

The New Bylaws provide that a majority of the number of directors designated as constituting the entire Board shall constitute a quorum of the Board of Directors for the transaction of business at any meeting, except that a majority of the remaining directors shall constitute a quorum of the Board of Directors for the filling of vacancies on the Board of Directors. Unless otherwise provided by law, the New Articles or the New Bylaws, the affirmative vote of a majority of the directors present at a meeting where a quorum is present is sufficient to authorize the taking of action by the Board of Directors.

Limitation on Director Liability

Section 102(b)(7) of the DGCL allows a corporation, through its certificate of incorporation, to limit or eliminate the personal liability of directors to the corporation and its stockholders for damages for breach of fiduciary duty as a director. However, this provision excludes any limitation on the liability of a director for (i) any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) willful or negligent violation of the laws governing the payment of dividends (Section 173 of DGCL) or the purchase or redemption of stock (Section 160 of DGCL) or (iv) any transaction from which the director derives an improper personal benefit.

Section 23-1-35-1(e) of the IBCL provides that a director is not liable for any action taken as a director, or any failure to act, unless the director has breached or failed to perform the duties of the director’s office in compliance with Section 23-1-35-1 and such breach or failure to perform constitutes willful misconduct or recklessness. Subject to this standard, a director who votes or assents to distributions in violation of the IBCL or the articles of incorporation is personally liable to the corporation for the amount of the illegal distribution and is entitled to contribution from the other directors who voted for or assented to such distribution and the stockholders who received the distribution (Section 23-1-35-4 of the IBCL). The elimination or limitation of liability under the IBCL does not affect the liability of directors for violations of the federal securities laws.

The Current Certificate contains a provision limiting director liability to the fullest extent permitted by the DGCL.

The New Articles limit director liability to the liability imposed in IBCL Section 23-1-35-1 as in effect on July 1, 2004. The New Articles provide that no change in the law shall adversely affect any right or protection of a director under the section of the New Articles governing liability of directors. However, any amendment to the IBCL authorizing corporate action further eliminating or limiting director liability will immediately, on the effective date of that amendment, eliminate or limit director liability to the fullest extent permitted by the IBCL as amended.

Indemnification of Directors and Officers.

Section 145 of the DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any type of proceeding (other than actions by or in right of the corporation) because he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such proceeding if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; and in a criminal proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful.

Section 145(b) of the DGCL provides that the corporation shall have the power to indemnify as set forth above for actions by or in the right of the corporation except that no indemnification shall be made in respect of any claim as to which the person shall have been adjudged liable unless the Delaware Court of Chancery or the court in which the action was brought shall determine upon application that, despite adjudication of liability, the person is fairly and reasonably entitled to indemnity.

To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

To indemnify a party, the corporation must determine that the party met the applicable standard of conduct.

Expenses incurred by an officer or director (or other employees or agents as deemed appropriate by the board of directors) in defending a civil, criminal, administrative or investigative proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation.

A corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against the person and incurred by the person in any such capacity, or arising out of the person’s status as such, whether or not the corporation would have the power to indemnify the person against such liability under this section.

Section 23-1-37-8 of the IBCL provides that a corporation may indemnify any individual made a party to a proceeding (including a proceeding by or in the right of the corporation) because the individual is or was a director of the corporation against liability incurred in the proceeding if the individual acted in good faith and reasonably believed (i) in the case of conduct in the individual’s official capacity with the corporation, that the individual’s conduct was in the corporation’s best interests and (ii) in all other cases, that the individual’s conduct was at least not opposed to the corporation’s best interests. In the case of any criminal proceeding, the individual must have also had either reasonable cause to believe the conduct was lawful or no reasonable cause to believe it was unlawful. Under Section 23-1-37-13, unless a corporation’s articles of incorporation provide otherwise, an officer of the corporation, whether or not a director, is entitled to mandatory indemnification as provided in Section 23-1-37-9 and is entitled to apply for court-ordered indemnification under Section 23-1-37-11, to the same extent as a director. The corporation may also indemnify and advance expenses under this chapter to an officer, employee, or agent of the corporation to the same extent as a director and to the extent consistent with public policy as may be provided by its articles of incorporation, bylaws, general or specific action of its board of directors, or contract.

In addition, Section 23-1-37-9 and Section 23-1-37-13 of the IBCL provide that a corporation, unless limited by its articles of incorporation, must indemnify a director or officer who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director or officer was a party because the director or officer is or was a director or officer of the corporation against reasonable expenses incurred by the director or officer in connection with the proceeding.

The Current Certificate and Current Bylaws provide that the Company shall indemnify, in the manner and to the fullest extent permitted by the DGCL, as amended (provided that the amendment provides broader indemnification), any person party to, or threatened to be made party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Company, by reason of the fact that the person is a director or officer of the Company. Under the Current Certificate, the Company must also indemnify employees or agents of the Company to the same extent. Under the Current Bylaws, indemnification of employees or agents of the Company is subject to authorization by the Board of Directors in its discretion. Under the Current Certificate and Current Bylaws, the Company may purchase insurance on behalf of any such person, and may create a trust fund to ensure payment in order to indemnify as set forth above. The Company may pay expenses in advance, and the indemnification does not limit an indemnitee’s rights under any agreement, bylaws, vote of stockholders or disinterested directors or otherwise.

The New Articles and New Bylaws provide for mandatory indemnification of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Company, or by reason of any action alleged to have been taken or omitted in such capacity. The New Articles provide for permissive indemnification of any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Company.

Indemnification under the New Articles will not be required or permitted where a determination is made by the Board of Directors that indemnification of the director, officer, employee or agent is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in the New Articles.

Expenses incurred by a director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding if: (i) the Company receives a written affirmation of the director or officer’s good faith belief that the director or officer has met the standard of care described in the New Articles; (ii) the Company receives an unconditional written undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by the Company as authorized in the New Articles; and (iii) a determination is made that the facts known to those making the determination would not preclude indemnification under this provision. The expenses incurred by other employees and agents may be paid in advance upon such terms and conditions as the Board of Directors deems appropriate.

The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, against any liability asserted against or incurred by the individual in that capacity or arising from the individual’s status as a director, officer, employee or agent.

The indemnification provided by the New Articles is not exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. See “Approval of Indemnification Agreement”.

Derivative Proceedings

Indiana has imposed statutory restrictions on derivative proceedings (proceedings brought by a shareholder in the right of a corporation when the cause of action has not been asserted by the corporation itself). Section 23-1-32-4 of the IBCL permits a corporation to appoint a committee of three or more disinterested directors or other disinterested persons to determine whether it is in the best interests of the corporation to pursue any legal or equitable right or remedy it may have or to dismiss the proceeding. The determination by this committee creates a conclusive presumption against the shareholder which may only be challenged on the grounds that the committee was not disinterested or that the committee’s determination was not made after an investigation conducted in good faith.

Delaware has no comparable restrictions. Section 327 of the DGCL requires only that, in any derivative suit, a stockholder of a corporation aver in the complaint that the plaintiff was a stockholder of the corporation at the time of the transaction of which the stockholder complains.

Loans to Directors

Section 143 of the DGCL allows a corporation to lend money to, or guarantee an obligation of, or otherwise assist an officer or employee, including one who acts as a director, whenever, in the judgment of the directors, the assistance is reasonably expected to benefit the corporation. Such assistance may be provided without stockholder approval.

Pursuant to Section 23-1-35-3 of the IBCL, a corporation may not lend money to, or guarantee the obligation of, a director of the corporation unless (i) the loan or guarantee is approved by a majority of the disinterested shares, or (ii) the board of directors determines that the loan or guarantee benefits the corporation and either approves the specific loan or guarantee or approves a general plan authorizing loans and guarantees.

Dividends

Subject to any restrictions in a corporation’s certificate of incorporation, Section 170 of the DGCL allows the board of directors of a Delaware corporation to declare and pay dividends out of surplus (determined under Sections 154 and 244 of the DGCL) or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. The corporation can pay a dividend on shares of its stock in the form of a note, debenture or other obligation as a dividend so long as there is sufficient surplus or net profits for the dividend represented by the note at the time it was delivered by the corporation.

Section 23-1-28-1 of the IBCL allows a board of directors to make distributions to shareholders, subject to restriction by the articles of incorporation or Section 23-1-28-3 of the IBCL. Pursuant to Section 23-1-28-3, no distribution may be made if it would cause (i) the corporation to be unable to pay its debts as they become due in the ordinary course of business or (ii) the corporation’s assets to be less than the sum of its liabilities plus, except as otherwise specifically allowed by the articles of incorporation, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the rights of preferential shareholders whose rights are superior to those receiving the distribution. Under the IBCL, the board of directors may base its determination of whether the corporation may make distributions on financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances or on a fair valuation or other method that is reasonable in the circumstances.

Both the Current Certificate and the New Articles provide that, subject to preferences granted to preferred stock, holders of Class A and Class B Common Stock shall be entitled to receive such dividends, payable in cash or otherwise, as may be declared thereon by the Board out of the assets or funds of the Company legally available therefor. Each share of Class A and Class B Common Stock shall be equal in respect of rights to dividends and other distributions. Only Class A Common Stock shall be distributed to holders of Class A Common Stock and only Class B Common Stock shall be distributed to holders of Class B Common Stock, except that if the Board of Directors determines that it is more desirable to distribute Class A Common Stock to holders of Class B Common Stock, Class A Common Stock shall be distributed to the holders of the Class B Common Stock in the same number as Class B shares that otherwise would have been distributed.

Action by Stockholders through Written Consent

Under Section 228(a) of the DGCL, unless otherwise provided in a corporation’s certificate of incorporation, any action required to be taken at an annual or special meeting of the stockholders may be taken in the absence of a meeting, without prior notice and without a vote, by the written consent of stockholders in lieu of a meeting setting forth the action so taken and signed by the holders of outstanding stock representing the minimum number of votes necessary to take such action at a meeting at which all shares entitled to vote were present and voted. Prompt notice of the taking of any corporate action without a meeting by less than unanimous written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting.

Under Section 23-1-29-4 of the IBCL, any action required or permitted to be taken at a meeting of shareholders of an Indiana corporation that has a class of equity securities registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be taken without a meeting if a written consent thereto is signed by all the shareholders entitled to vote on the action.

Under the Current Certificate, election of directors or other action by the stockholders may be effected by written consent in lieu of an annual or special meeting. Action by written consent is deemed effective as of the day on which the written consent is signed by stockholders having the minimum number of votes necessary to authorize action is delivered to the Company.

Under the New Articles, no shareholder action may be taken by written consent.

Special Meetings of Stockholders

Under Section 211(d) of the DGCL, special meetings of stockholders may be called by the board of directors and by such other person or persons as may be authorized to do so by the corporation’s certificate of incorporation or bylaws.

Section 23-1-29-2 of the IBCL provides that a corporation with more than fifty shareholders must hold a special meeting of shareholders on demand of its board of directors or the person or persons specifically authorized to do so by the articles of incorporation or bylaws. If the articles of incorporation provide for a special meeting on demand of the shareholders and no percentage is given, the board of directors may establish a percentage in the corporation’s bylaws. Otherwise, demand by the shareholders for a special meeting must be by all votes entitled to be cast if demand by the shareholders is provided for in the articles of incorporation.

Under the Current Bylaws, special meetings may be called at any time by the President or Board of Directors for the transaction of any proper business.

Under the New Bylaws, special meetings of the shareholders may only be called by a majority of the members of the Board of Directors.

Cumulative Voting

Under Section 214 of the DGCL, the certificate of incorporation may provide that at elections of directors, stockholders may cumulate their votes.

Under Section 23-1-30-9 of the IBCL, shareholders only have the right to cumulate their vote for directors if the articles of incorporation so provide.

Neither the Current Certificate nor the New Articles provide for cumulative voting. The New Articles expressly provide that shareholders do not have the right to cumulate their vote for directors.

Necessary Vote to Effect Merger (Not Involving Interested Stockholder)

The DGCL requires a majority vote of the shares entitled to vote in order to effectuate a merger between two Delaware corporations (Section 251(c)) or between a Delaware corporation and a corporation organized under the laws of another state (a “foreign corporation”) (Section 252(c)). However, unless required by the certificate of incorporation, under Sections 251(f) and 252(e), a vote of the stockholders of a constituent corporation surviving the merger is not required if (i) the merger agreement does not amend that corporation’s certificate of incorporation, (ii) each share of that corporation’s stock outstanding before the effective date of the merger is identical to an outstanding or treasury share of the surviving corporation after the merger and (iii) in the event the merger plan provides for the issuance of common stock or securities convertible into common stock by the surviving corporation, the common stock issued and the common stock issuable upon conversion of the issued securities do not exceed 20% of the shares outstanding immediately before the effective date of the merger.

Section 23-1-40-3 of the IBCL requires, for each voting group, a majority vote of the shares entitled to be cast by that voting group in order to effectuate a merger or share exchange unless the articles of incorporation or the board of directors require a greater vote. However, the vote of the shareholders of the surviving corporation on a plan of merger is not required if (i) the articles of incorporation of the surviving corporation will not differ from its articles before the merger, (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same proportionate number of shares relative to the number of shares held by all shareholders (except for shares of the surviving corporation received solely as a result of the shareholder’s proportionate shareholdings in the other corporations party to the merger), with identical designations, preferences, limitations and relative rights, immediately after the merger, (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of voting shares of the surviving corporation outstanding immediately before the merger and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger.

Business Combinations Involving Interested Stockholders

Section 203 of the DGCL provides that, with certain exceptions, a Delaware corporation may not engage in any of a broad range of business combinations, such as mergers, consolidations and sales of assets, with an “interested stockholder” for a period of three years from the date that such person became an interested stockholder unless (i) the transaction that results in the person’s becoming an interested stockholder or the business combination is approved by the board of directors of the corporation before the person becomes an interested stockholder, (ii) upon consummation of the transaction which results in the stockholder becoming an interested stockholder, the interested stockholder owns 85% or more of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by persons who are directors and also officers and shares owned by certain employee stock plans or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by holders of at least two-thirds of the corporation’s outstanding voting stock, excluding shares owned by the interested stockholder, at a meeting of stockholders (not by written consent) or (iv) the corporation has a class of voting shares that is listed on a national securities exchange, authorized for quotation on Nasdaq, or held of record by more than 2,000 stockholders unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or from a transaction in which a person becomes an interested stockholder.

A “business combination” includes a merger, consolidation, sale, or other disposition of assets having an aggregate value of 10% or more of the aggregate market value of the assets or outstanding shares of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership.

Under Section 203, an “interested stockholder” is defined as any person, other than the corporation and any direct or indirect majority-owned subsidiary, that is (i) the owner of 15% or more of the outstanding voting stock of the corporation or (ii) an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder.

Section 203 does not apply to a corporation that so provides in an amendment to its certificate of incorporation or bylaws passed by a majority of its outstanding shares entitled to vote. Such stockholder action does not become effective for twelve months following its adoption and would not apply to persons who were already interested stockholders at the time of the amendment. A bylaw amendment adopted pursuant to this section cannot be further amended by the board of directors.

Sections 23-1-43-1 to 23-1-43-23 of the IBCL (the “Business Combination Provisions”) restrict the ability of a “resident domestic corporation” to engage in any business combination with an “interested shareholder” for five years (the “five-year freeze”) after the interested shareholder’s date of acquiring shares unless the business combination or the purchase of shares by the interested shareholder on the interested shareholder’s share acquisition date is approved by the board of directors of the resident domestic corporation before that date. If the combination was not previously approved, the interested shareholder may effect a combination after the five-year freeze period only if the interested shareholder receives approval from a majority of the disinterested shares or the offer meets certain “fair price” requirements.

For purposes of the above provisions, “resident domestic corporation” means an Indiana corporation that has 100 or more shareholders. “Interested shareholder” means any person, other than the resident domestic corporation or its subsidiaries, who is (i) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the resident domestic corporation or (ii) an affiliate or associate of the resident domestic corporation and at any time within the five-year period immediately before the date in question was the beneficial owner of 10% or more of the voting power of the then outstanding shares of the resident domestic corporation.

The above provisions do not apply to a corporation that elects to opt out in its original articles of incorporation or in an amendment to its articles of incorporation approved by a majority of the disinterested shares. Such an amendment, however, would not become effective for eighteen months after its passage and would apply only to share acquisitions occurring after its effective date.

The Current Certificate does not exclude the Company from restrictions imposed under Section 203 of the DGCL.

The New Articles do not opt out of the Business Combination Provisions of Chapter 43 of the IBCL. The New Articles contain additional antitakeover provisions restricting the ability of the Company to engage in any business combination with an Interested Shareholder (as defined in the Articles) without the prior approval of at least 80% of the voting power of all of the then outstanding voting shares, voting together as a single class, unless all the conditions of a fair price exception or a director approval exception are met. These additional antitakeover provisions do not apply if:

•	the transaction was approved by a majority of the Continuing Directors (as defined in the New Articles) before the Interested Shareholder became an Interested Shareholder, or

•	the purchase of shares made by the Interested Shareholder was approved by a majority of the Continuing Directors before the Interested Shareholder became an Interested Shareholder and the transaction was approved by the Continuing Directors before the transaction was consummated.

Under the New Articles, an “Interested Shareholder” means any person (other than the Company, any subsidiary or any person who would otherwise be deemed to be an Interested Shareholder on the date on which the New Articles became effective) who or which: (i) is the beneficial owner (as hereinafter defined), directly or indirectly, of 10% or more of the voting power of the outstanding voting shares; or (ii) is an Affiliate or an Associate (as defined in the New Articles) of the Company and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting shares; or (iii) is an assignee of or has otherwise succeeded to any voting shares which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

The fair price exception of the New Articles provides that only the affirmative vote required by Chapter 43 of the IBCL (the Business Combination Provisions), any other provision of law, any other provision of the New Articles and any preferred share designation, combined with the passage of the five-year period specified in Section 23-1-43-18(a) of the IBCL, is required for business combinations when, among other things, (i) the consideration to be received by shareholders is in cash or in the same form as the Interested Shareholder has previously paid for his or her shares; (ii) the fair market value of the consideration received by the shareholders is at least equal to the higher of (a) the highest per share price paid by the Interested Shareholder within the two-year period preceding the announcement date of the business combination or the highest per share price paid by the Interested Shareholder in any transaction in which the Interested Shareholder became an Interested Shareholder, whichever is higher, or (b) the fair market value per share of the shares on the date on which the Interested Shareholder became an Interested Shareholder or the announcement date of the business combination, whichever is higher; (iii) the Interested Shareholder has not received the benefit of any loans or other financial assistance from the Company; (iv) there has been no reduction in the annual rate of dividends paid on the Common Shares (except as necessary to reflect any subdivision of the Common Shares), except as approved by a majority of the Continuing Directors, and there has been an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse share split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding Common Shares, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; (v) neither the Interested Shareholder nor any of its affiliates shall have become the beneficial owner of any additional voting shares except as part of the transaction which results in such Interested Shareholder becoming an Interested Shareholder; and (vi) a proxy or information statement describing the proposed business combination has been mailed to all shareholders. No approval by Continuing Directors shall satisfy requirements (iv) through (v) above unless at the time of such approval there are at least three Continuing Directors.

The director approval exception of the New Articles provides that only the affirmative vote required by Chapter 43 of the IBCL (the Business Combination Provisions), any other provision of law, any other provision of the New Articles and any preferred share designation, combined with the passage of the five-year period specified in Section 23-1-43-18(a) of the IBCL, is required for business combinations that do not involve any cash or other consideration being received by the shareholders of the Company, solely in their capacity as shareholders of the Company that have been approved by a majority of the Continuing Directors, so long as there are at least three Continuing Directors.

Control Share Acquisitions

Pursuant to Sections 23-1-42-1 to 23-1-42-11 of the IBCL (the “Control Share Acquisitions Provisions”), an acquiring person who makes a “control share acquisition” in an “issuing public corporation” may not exercise voting rights on any “control shares” unless such voting rights are conferred by a majority vote of the disinterested shareholders of the issuing corporation at a special meeting of the shareholders held upon the request and at the expense of the acquiring person.

If authorized in a corporation’s articles of incorporation or bylaws before a control share acquisition has occurred, control shares acquired in a control share acquisition with respect to which no acquiring person statement (Section 23-1-42-6 of the IBCL) has been filed with the issuing public corporation may, at any time during the period ending sixty days after the last acquisition of control shares by the acquiring person, be subject to redemption by the corporation at the fair value thereof pursuant to procedures adopted by the corporation.

Unless otherwise provided in a corporation’s articles of incorporation or bylaws before a control share acquisition has occurred, in the event that control shares acquired in a control share acquisition are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all voting power, all shareholders of the issuing corporation have dissenters’ rights to receive the fair value of their shares.

Under the IBCL, “control shares” means shares acquired by a person that, when added to all other shares of the issuing public corporation owned by that person or in respect of which that person may exercise or direct the exercise of voting power, would otherwise entitle that person to exercise voting power of the issuing public corporation in the election of directors within any of the following ranges: (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority or (iii) a majority or more. “Control share acquisition” means, subject to certain exceptions, the acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares. Shares acquired within ninety days or pursuant to a plan to make a control share acquisition are considered to have been acquired in the same acquisition. “Issuing public corporation” means a corporation which has 100 or more shareholders, has its principal place of business, its principal office or substantial assets within Indiana and has either (i) more than 10% of its shareholders resident in Indiana, (ii) more than 10% of its shares owned by Indiana residents or (iii) 10,000 shareholders resident in Indiana.

The above provisions do not apply if, before a control share acquisition is made, the corporation’s articles of incorporation or bylaws (including a board-adopted bylaw) provide that such provisions do not apply.

There is no corresponding provision under the DGCL.

Neither the New Articles nor the New Bylaws currently opt out of the Control Share Acquisition Provisions of the IBCL. The New Articles allow the Company to redeem an acquiring person’s control shares under certain circumstances as provided in Section 23-1-42-10 of the IBCL. The New Articles require the approval of the Continuing Directors (with at least three Continuing Directors required), in addition to any other approval required to amend the New Bylaws, to make any amendment to the New Bylaws to opt out of the Control Share Acquisition provisions.

Constituent Interests

Section 23-1-35-1 of the IBCL (the “Constituent Interests Provision”) provides that the board of directors, in discharging its duties, may consider, in its discretion, both the long-term and short-term best interests of the corporation, taking into account, and weighing as the directors deem appropriate, the effects of an action on the corporation’s shareholders, employees, suppliers and customers and the communities in which offices or other facilities of the corporation are located and any other factors the directors consider pertinent. If a determination is made with respect to the foregoing with the approval of a majority of the disinterested directors of the board of directors, that determination shall conclusively be presumed to be valid unless it can be demonstrated that the determination was not made in good faith after reasonable investigation.

Directors are not required to render inapplicable any of the provisions of Chapter 43 of the IBCL (governing Business Combinations), to redeem any rights under or to render inapplicable a shareholder rights plan adopted pursuant to Section 23-1-26-5 of the IBCL, or to take or decline to take any other action under the IBCL solely because of the effect such action might have on a proposed acquisition of control of the corporation or the amounts that might be paid to shareholders pursuant to such an acquisition.

Section 23-1-35-1 specifically provides that certain judicial decisions in Delaware and other jurisdictions, which might be looked upon for guidance in interpreting Indiana law, including decisions that propose a higher or different degree of scrutiny in response to a proposed acquisition of the corporation, are inconsistent with the proper application of the business judgment rule under the IBCL.

There is no corresponding provision in the DGCL.

Procedures to Regulate Changes in Control

Section 23-1-22-4 of the IBCL provides that, in addition to any other provision authorized by any other section of the IBCL or contained in the articles of incorporation or the bylaws, a corporation may establish one or more procedures to regulate transactions that would, when consummated, result in a change of “control” of the corporation. Such a procedure may be established in the original articles of incorporation or bylaws, by an amendment to the articles of incorporation or, notwithstanding the fact that a vote of the shareholders would otherwise be required by any other provision of the IBCL or the articles of incorporation, by an amendment to the bylaws. For the purposes of Section 23-1-22-4, “control” means, for any corporation that has 100 or more shareholders, the beneficial ownership, or the direct or indirect power to direct the voting, of not less than 10% of the voting shares of a corporation’s outstanding voting shares.

There is no corresponding provision under the DGCL.

The New Articles contain provisions which would regulate certain change in control transactions. If an Interested Shareholder (as defined in the New Articles) exists, then any of the following require the approval of the Continuing Directors (with at least three Continuing Directors required), in addition to any other approval required by the New Articles, New Bylaws or applicable law: (i) a proposal to remove a Director; (ii) any amendment to the Bylaws to opt out of the Control Share Acquisition Provisions; (iii) any other amendment to the New Bylaws; or (iv) any amendment to the New Articles.

Appraisal Rights; Dissenters’ Rights

Section 262 of the DGCL provides that stockholders, in some circumstances, may dissent and demand payment equal to the fair value of the holder’s shares, as determined by the Delaware Chancery Court in an action timely brought by the corporation or the dissenting stockholder. Under Section 262, unless a corporation’s certificate of incorporation provides otherwise, dissenters do not have the rights of appraisal with respect to (i) a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (“NASD”), or held by more than 2,000 stockholders, if the stockholders receive (a) shares in the surviving corporation, (b) shares of another corporation that are publicly listed or held by more than 2,000 stockholders, (c) cash in lieu of fractional shares or (d) any combination of the above, or (ii) stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger. The DGCL does not grant appraisal rights in the case of a sale or transfer of assets or a purchase of assets for stock. The DGCL also provides that a corporation may provide in its certificate of incorporation for appraisal rights in connection with an amendment to the corporation’s certificate of incorporation, any merger or consolidation regardless of the stockholder’s right to vote on such transaction, or the sale of all or substantially all of the assets of the corporation.

Section 23-1-44-8 of the IBCL provides that shareholders have the right, in some circumstances, to dissent from certain corporate reorganizations and to instead demand payment of the fair value of their shares. Under Section 23-1-44-8, dissenters do not have rights of appraisal (i) with respect to shares of any class or series of stock registered on a national securities exchange or traded on the NASD Automated Quotation System Over-the-Counter Markets-National Market Issues or a similar market or (ii) unless the articles of incorporation, bylaws or resolution of the board of directors provide that voting or non-voting shareholders are entitled to dissent, if they were not entitled to vote on the corporate reorganization.

The Current Certificate makes no provision for appraisal rights that would be permitted by the DGCL as described above.

The New Articles do not provide for dissenters’ rights for voting or non-voting shareholders not entitled to vote on a corporate reorganization.

Redeemable Shares

Section 151(b) of the DGCL provides that the certificate of incorporation or a resolution of the board of directors may make any class of stock subject to redemption at the option of the corporation or the stockholders, or upon the happening of a specified event, as long as immediately following any such redemption the corporation has at least one share of at least one series of stock with full voting powers.

Section 23-1-25-1 of the IBCL provides that the articles of incorporation of a corporation may authorize one or more classes of shares that are redeemable or convertible as specified in the articles of incorporation at the option of the corporation, the shareholder or another person or upon the occurrence of a designated event.

Rights, Warrants or Options

Under Section 157 of the DGCL, rights or options to purchase shares of any class of stock may be created and issued by a corporation’s board of directors subject to the provisions of the certificate of incorporation. The terms of such rights or options must be fixed and stated in the certificate of incorporation or in a resolution or resolutions adopted by the board of directors.

Under Section 23-1-26-5 of the IBCL, a corporation, acting through its board of directors, may create or issue rights, options or warrants for the purchase of shares or other securities of the corporation or any successor in interest of the corporation. The board of directors shall determine the terms upon which the rights, options or warrants are issued, their form and content and the consideration for which the shares or other securities are to be issued.

Preemptive Rights

Under Section 102(b)(3) of the DGCL, unless expressly provided in the certificate of incorporation, a stockholder does not, by operation of law, possess preemptive rights to subscribe to an additional issue of stock.

Under 23-1-27-1 of the IBCL, absent an express provision in a corporation’s articles of incorporation, a shareholder does not possess preemptive rights to acquire proportional amounts of a corporation’s unissued shares upon the board’s decision to issue them.

The Current Certificate does not provide preemptive rights. The New Articles expressly exclude preemptive rights for shareholders.

Amendment of Certificate or Articles of Incorporation and Bylaws

Amendment of Certificate or Articles

Section 242 of the DGCL permits a corporation to amend its certificate of incorporation in any respect, provided the amendment contains only provisions that would be lawful in an original certificate of incorporation filed at the time of amendment. To amend a certificate of incorporation, the board must adopt a resolution presenting the proposed amendment. In addition, under the DGCL, a majority of the shares entitled to vote, as well as a majority of shares of each class entitled to vote, must approve the amendment to make it effective. When the substantial rights of a class of shares will be affected by an amendment, the holders of those shares are entitled to vote as a class even if the shares are non-voting shares. When one or more series in a class of shares, and not the entire class, will be adversely affected by an amendment, the affected series may vote as a class. Under Section 242(b)(2) of the DGCL, the right to vote as a class may be limited in certain circumstances. Any provision in the certificate of incorporation which requires a greater vote than required by law cannot be amended or repealed except by such greater vote.

Section 242(c) of the DGCL provides that, in its resolution proposing an amendment, the board may insert a provision allowing the board to abandon the amendment, without concurrence by stockholders, after the amendment has received stockholder approval but before its filing with the Secretary of State.

Sections 23-1-38-3 and 23-1-38-4 of the IBCL permit a corporation to amend its articles of incorporation. The Board must propose the amendment to the shareholders for a vote. Under the IBCL, unless the articles of incorporation or the board of directors require a greater vote or a vote by voting groups, an amendment to the articles of incorporation of an Indiana corporation generally may be adopted if the votes cast in favor of the amendment exceed the votes cast opposing the amendment (Sections 23-1-30-6 and 23-1-30-7 of the IBCL), except that any amendment that would create dissenters’ rights must be approved by a majority of the votes entitled to be cast by any group with respect to which the amendment would create dissenters’ rights. Under Section 23-1-38-4 of the IBCL, if a proposed amendment would affect a series of a class of shares in a manner enumerated in Section 23-1-38-4(a), the shares of that series are entitled to vote as a separate voting group on the proposed amendment. A class or series of shares is entitled to the voting rights set forth above even though the articles of incorporation provide that the shares are non-voting shares.

Under the Current Certificate, the Company reserves the right to alter, amend, repeal or rescind any provision in the Current Certificate in any manner now or hereafter prescribed by law.

The New Articles specifically provide that the following amendments to certain articles and/or sections of the New Articles require, in addition to any affirmative vote of the holders of any particular class or series of the Company’s shares required by law or any preferred share designation, the affirmative vote of at least 80% of the voting power of all of the then outstanding voting shares, voting together as a single class: (i) amendments to Section 8.04 (Regulation of Certain Transactions) of the New Articles; and (ii) amendments to Article 9 (Provisions for Certain Business Combinations) of the New Articles. The New Articles specifically provide that amendments to any provisions of the New Articles other than those described in (i) and (ii) above as requiring an 80% vote, shall require, in addition to any affirmative vote of the holders of any particular class or series of the Company’s shares required by law or any preferred share designation, the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding voting shares, voting together as a single class. However, these 80% or two-thirds voting thresholds do not apply to, and such vote is not required for, any amendment, change or repeal approved by at least two-thirds of the members of the Board of Directors and, if there is an Interested Shareholder (as defined in the New Articles), two-thirds of the Continuing Directors (with at least three Continuing Directors required).

Amendment of Bylaws

Section 109 of the DGCL provides that the power to amend the bylaws rests with the stockholders entitled to vote, although the certificate of incorporation may confer the power to amend the bylaws upon the board of directors. Section 109 further provides that the fact that the certificate of incorporation confers such power upon the board of directors neither limits nor divests the stockholders of the power to amend the bylaws.

Section 23-1-39-1 of the IBCL provides that, unless the articles of incorporation provide otherwise, only the board of directors of a corporation may amend the bylaws.

The Current Certificate provides that in furtherance of, and not in limitation of, powers conferred by the DGCL, the Board of Directors shall have the power to make, alter, amend, repeal or rescind the bylaws, subject to the stockholder power to alter, amend, repeal or rescind any bylaw made by the Board. The Current Bylaws provide that, except as otherwise provided in the Certificate of Incorporation or the bylaws, the bylaws may be amended by the Board of Directors or by the stockholders.

The New Articles specifically provide that any amendment to the bylaws of the Company electing to opt out of the Control Share Acquisitions Provisions of the IBCL shall require the approval of a majority of the Continuing Directors in addition to any other approval required to amend the bylaws. Under the New Articles, any other amendment to the bylaws shall require the approval of a majority of the Continuing Directors in addition to any other approval required to amend the bylaws. The New Bylaws provide that the power to make, alter, amend and repeal the Bylaws is vested exclusively in the Board.

Inspection of Books and Records

Section 220 of the DGCL entitles any stockholder of record of a corporation, in person or by an agent, upon written demand under oath stating the purpose thereof, to inspect during usual business hours, for any proper purpose, the corporation’s stock ledger, a list of its stockholders and its other books and records, and to make copies or extracts therefrom. A proper purpose means a purpose reasonably related to such person’s interest as a stockholder.

Section 23-1-52-2 of the IBCL entitles any shareholder of a corporation to inspect and copy, during regular business hours, certain enumerated corporate records if the shareholder gives the corporation at least five days’ advance written notice. Certain records may be inspected only if: (i) the shareholder’s demand is made in good faith and for a proper purpose, (ii) the shareholder describes with reasonable particularity the shareholder’s purpose and (iii) the records to be inspected are directly connected with the shareholder’s purpose.

Advance Notice Provisions

The Current Bylaws establish an advance notice procedure for stockholders to bring business before the meeting of stockholders or to make nominations for the election of directors. The Current Bylaws provide that at a meeting of the stockholders, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by any stockholder who has given notice thereof in writing to the Secretary of the Company not less than 90 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting. Under the Current Bylaws, a stockholder’s notice must contain certain information specified in the Current Bylaws. The Current Bylaws also provide that nominations of candidates for election as directors may only be made by the Board of Directors or by any stockholder entitled to vote in the election of directors who has given written notice of such stockholder’s intent to make the nomination to the Secretary of the Company not later than ninety days in advance of such meeting, or, if later, the seventh day following the first public announcement of the date of such meeting. Under the Current Bylaws, the stockholder’s notice must contain certain information specified in the Current Bylaws.

The New Bylaws provide that at any annual meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Company who has given timely written notice to the Secretary of the Company of such shareholder’s intention to bring such business before such meeting. At any special meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting pursuant to the Company’s notice of meeting.

For notice of business to be brought before any annual meeting of the shareholders by a shareholder to be timely under the New Bylaws, the shareholder must have given written notice to the Secretary of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the case of the annual meeting to be held in 2005 or in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder to be timely must be so delivered not less than 90 days nor more than 120 days in advance of such annual meeting or, if later, the seventh day following the first public announcement of the date of the annual shareholders meeting. The New Bylaws expressly provide that in no event shall the public announcement of an adjournment of an annual meeting of the shareholders commence a new time period for the giving of a shareholder’s notice as described above. A shareholder’s notice to the Secretary must contain certain information specified in the New Bylaws.

Under the New Bylaws, nominations for the election of Directors at an annual meeting of the shareholders may be made by the Board of Directors or by any shareholder entitled to vote in the election of directors; provided, however, that a shareholder may nominate a person for election as a director at a meeting only if written notice of the shareholder’s intent to make such nomination has been given to the Secretary of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the case of the annual meeting to be held in 2005 or in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder to be timely must be so delivered not less than 90 days nor more than 120 days in advance of such annual meeting or, if later, the seventh day following the first public announcement of the date of the annual shareholders meeting. The New Bylaws expressly provide that in no event shall the public announcement of an adjournment of an annual meeting of the shareholders commence a new time period for the giving of a shareholder’s notice as described above. The shareholder’s notice must contain certain information specified in the New Bylaws.

Federal Income Tax Consequences of the Reincorporation

The Company has been advised by Barnes & Thornburg, LLP that, for federal income tax purposes, the Reincorporation will constitute a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and that consequently the holders of the Company’s common stock will not recognize any gain or loss as a result of the Merger. In addition, for federal income tax purposes, each stockholder will retain the same tax basis in the Indiana Shares issued in the Merger as in the corresponding share of the Company’s common stock held immediately prior to the effective time, and the holding period for the Indiana Shares will include the period during which the corresponding shares of the Company’s common stock were held, provided that such corresponding common stock was held as a capital asset at the effective time.

Although it is not anticipated that state, local or foreign income tax consequences will vary from the federal income tax consequences described above, stockholders should consult their own tax advisors as to the effect of the reorganization under state, local or foreign income tax laws.

The Company further has been advised by Barnes & Thornburg, LLP that the Company as an Indiana corporation will not recognize any gain, loss or income for federal income tax purposes as a result of the Reincorporation and Merger and that it will succeed, without adjustment, to the tax attributes of the Company as a Delaware corporation.

Recommendation of the Board of Directors

The Board of Directors believes the Reincorporation will allow the Company to maximize the operational efficiency and savings available to the Company under the realignment to permit it to operate on a contract retailing basis, and permit the Company the flexibility and scalability to efficiently expand into other operating areas through an organizational structure based on divisions with distinct functions. It will also eliminate the franchise tax liability to the State of Delaware which approximates $165,000 per year.

The Board of Directors believes that the Reincorporation Proposal is in the best interests of the Company and its stockholders and unanimously recommends a vote “FOR” the approval of the Reincorporation Proposal. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on their Proxy Cards (Item 1 on your Proxy).

APPROVAL OF INDEMNIFICATION AGREEMENT

(Item 2 on your Proxy)

General

The stockholders are requested to review and approve the proposed form of indemnification agreement in substantially the form attached as Appendix 2 (the “indemnification agreement”) that, upon implementation of the Reorganization, the Company intends to enter into with its directors and certain of its officers, as may be determined from time to time by the Board of Directors. As this is only a summary of the full agreement, you should carefully read the full text of the indemnification agreement.

The Company currently has indemnification agreements with its directors and officers. The Company adopted those agreements as a response to:

•	the increasing hazard, and related expense, of unfounded litigation directed against directors and officers;

•	the difficulty of obtaining broad directors’ and officers’ liability insurance and significant limitations in amounts and breadth of coverage;

•	dramatic increases in premiums for that coverage;

•	the Company’s potential inability to continue to attract and retain qualified directors and executive officers in light of these circumstances.

The Board of Directors believes the indemnification agreements serve the best interests of the Company and our stockholders by strengthening our ability to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make a significant contribution to our success. The indemnification agreement was intended to complement the indemnity protection available under applicable law, our articles of incorporation and bylaws and any policies of insurance which may hereafter be maintained by us.

We are proposing the approval of these indemnification agreements to replace the existing agreements as a result of our reincorporation to conform the agreements to the provisions of Indiana law. If the Reincorporation Proposal is not approved, no action with respect to the approval of the indemnification agreement will be taken. Although stockholder approval of the indemnification agreements is not required by law, it is considered appropriate to submit the indemnification agreements to the stockholders of the Company for their approval because the members of the Board of Directors are parties to, and the beneficiaries of, the rights contained in the indemnification agreements. Although the law in this regard is not certain, stockholders who vote to ratify the indemnification agreements may be prevented by their vote from challenging the validity of the indemnification agreements in a subsequent court proceeding.

Indiana Law

Under the Indiana Business Corporation Law (“IBCL”), an Indiana corporation is obligated to indemnify officers and directors in connection with liabilities arising from legal proceedings resulting from that person’s service to the corporation in certain circumstances. An Indiana corporation may also voluntarily undertake to indemnify certain persons acting on its behalf in certain circumstances.

•	The IBCL requires Indiana corporations, unless limited by their articles of incorporation, to indemnify any director or officer against reasonable expenses incurred in connection with any proceeding to which such person was a party if the individual is wholly successful on the merits or otherwise.

•	The IBCL authorizes corporations to indemnify any director against liability incurred in a proceeding to which he or she was a party if his or her conduct was in good faith and he or she reasonably believed, the case of conduct in the director’s official capacity, that his or her conduct was in the corporation’s best interests and in all other cases that his or her conduct was not opposed to the best interests of such corporation, and in the case of any criminal proceeding, the director either had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful.

•	The IBCL authorizes any court of competent jurisdiction, unless the articles of incorporation provide otherwise, to order indemnification generally if the court determines a director or officer of a corporation is entitled to mandatory indemnification or is otherwise fairly and reasonably entitled to indemnification in view of all the relevant circumstances.

•	The IBCL also authorizes corporations to advance reasonable expenses to a director in advance of final disposition of a proceeding if the director affirms in writing a good faith belief that he or she satisfies the standard of conduct for permissive indemnification, he or she undertakes in a signed writing to repay the advance if it is determined he or she does not satisfy the standard of conduct for permissive indemnification, and the corporation determines that the facts then known do not preclude indemnification.

•	The IBCL further authorizes Indiana corporations, unless their articles of incorporation provide otherwise, to indemnify and advance expenses to officers, employees or agents of the corporation to the same extent as to a director.

•	Finally, the IBCL authorizes further indemnification to the extent that the corporation may provide in its articles of incorporation, bylaws, a resolution of the board of directors or the shareholders of any other authorization adopted after notice by a majority vote of holders of all the voting shares then issued and outstanding.

Summary of Indemnification Agreement

The indemnification agreement provides for indemnification under a broader range of circumstances than those specifically provided by the IBCL. The courts have not determined to what extent the indemnification expressly permitted by the IBCL may be expanded by agreement or otherwise and, therefore, the scope of indemnification provided by the indemnification agreement may be subject to future judicial interpretation. Any award of indemnification would come directly from the assets of the Company, thereby affecting a shareholder’s investment.

The indemnification agreement provides for mandatory indemnification of an officer or director who was wholly successful, on the merits or otherwise. The indemnification agreement also obligates the Company to indemnify and advance expenses to the indemnitee provided that a reviewing party determined that the expenses or losses for which indemnification is sought arise out of, or were based upon, a claim in connection with which the indemnitee met the standard of conduct. In the absence of a determination otherwise by a reviewing party, the indemnitee is conclusively presumed to have met the standard of conduct.

The indemnification agreement is broader than the scope of the IBCL for acts by the indemnitee in his or her official capacity in order to provide a higher level of protection to the indemnitee. The standard of conduct under the indemnification agreement is met if:

•	The indemnitee’s conduct was in good faith;

•	The indemnitee reasonably believed that his or her conduct was in the best interests of the Company, or that his or her conduct was at least not opposed to the best interests of the Company; and

•	In the case of any criminal proceeding, indemnitee either:

•	had reasonable cause to believe his or her conduct was lawful, or

•	had no reasonable cause to believe his or her conduct was lawful.

So long as no reviewing party has determined that the expenses sought to be advanced arise out of, or were based upon a claim in which the indemnitee failed to meet the standard of conduct, an indemnitee is entitled to advancement of expenses under the indemnification agreement if the indemnitee submits a:

•	written affirmation of the indemnitee’s good faith belief that the indemnitee has met the standard of conduct; and

•	an unconditional written statement undertaking to repay the amount to the Company if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company.

A reviewing party under the indemnification agreement is:

•	a majority of a quorum of the Board of Directors of the Company, or

•	if a quorum cannot be obtained, a majority of a committee duly designated by the Board of Directors, consisting of two or more directors who are not parties to or interested in the claim, or

•	independent special counsel.

The Board of Directors believes that the indemnification agreement will serve the best interests of the Company and its stockholders by strengthening the Company’s ability to attract and retain knowledgeable and experienced persons to serve as directors and officers. The indemnification agreement reduces significantly the number of instances in which directors or officers might be held personally liable to the Company for monetary damages for breach of their fiduciary duties. Therefore, it should be noted that the current officers and directors of the Company have a direct personal interest in the approval by stockholders of the indemnification agreement.

Indemnification for Liabilities under the Securities Act of 1933

The Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons of the Company against liabilities arising under the Securities Act of 1993, as amended (the “Act”), is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director or officer of the Company in the successful defense of the action, suit or proceeding) is asserted by the director or officer in connection with securities which may have been registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Recommendation of the Board of Directors

The Board of Directors believes that the indemnification agreement serves the best interests of the Company and our stockholders by strengthening our ability to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make a significant contribution to our success.

The Board of Directors believes that the approval of the indemnification agreement for the Company’s directors and certain of its officers is in the best interests of the Company and its stockholders and unanimously recommends a vote “FOR” the approval of the indemnification agreement. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on their Proxy Cards (Item 2 on your Proxy).

ELECTION OF DIRECTORS

(Item 3 on your Proxy)

A board of seven directors is to be elected at the 2004 Annual Meeting. The persons named in the Proxy Card as proxies for this meeting will vote in favor of each of the following nominees as directors of the Company unless otherwise indicated by the stockholder on the Proxy Card. Provided that the Reincorporation of the Company is approved, those nominees designated as Class I will be elected to serve for a one year term expiring at the 2005 Annual Meeting of Shareholders, those nominees designated as Class II will be elected for a two year term expiring at the 2006 Annual Meeting of Shareholders and those nominees designated as Class III will be elected to serve for a three year term expiring at the 2007 Annual Meeting of Shareholders. If the Reincorporation of the Company is not approved, all the director nominees set forth below will be elected to serve for a one year term expiring at the 2005 Annual Meeting of Stockholders. All directors will be elected until their successors are duly elected and qualified, except in the event of their death, resignation, or removal. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. If any nominee should become unavailable prior to the election, the accompanying Proxy Card will be voted for the election in his or her stead of such other person as the Board of Directors may recommend.

Nominees

The nominees for election as directors of the Company are the following:

Class I Directors

Alan H. Cohen and Jeffrey H. Smulyan

Class II Directors

Larry J. Sablosky, Bill Kirkendall and William P. Carmichael

Class III Directors

David I. Klapper and Stephen Goldsmith

Each of such persons currently serves as a director of the Company. See “Management – Executive Officers and Directors” for additional information concerning the nominees.

Provided that the Reincorporation of the Company is approved, the New Bylaws will set forth the specific staggered terms and provide for dividing the Company’s Board of Directors into three classes, as nearly equal in number as possible, with one class to be originally elected for a term expiring at the Annual Meeting of Shareholders to be held in 2005, another class to be originally elected for a term expiring at the Annual Meeting of Shareholders to be held in 2006 and the final class to be originally elected for a term expiring at the Annual Meeting of Shareholders to be held in 2007, and with each director to hold office until his or her successor is duly elected and qualified, except in the event of their death, resignation or removal. Commencing with the Annual Meeting of Shareholders held in 2005 and at each Annual Meeting of Shareholders thereafter, each Director whose term then expires would be elected to hold office for a three-year term, with each Director to hold office until his or her successor is duly elected and qualified.

The Board of Directors has concluded that it is in the best interests of the Company for the New Bylaws to provide for staggered terms for directors. Because only one-third of the Directors will be elected at each Annual Meeting of Shareholders, the Board believes that the staggered terms of directors would tend to promote continuity and stability in the Company’s management, business strategies and policies. In addition, by providing for staggered terms, the Company ensures that two-thirds of the directors will have at least one year of experience on the Board and that new Directors would have an opportunity to become familiar with the affairs of the Company and to benefit from the experience of other directors. This, in turn, will help to assure that the Board of Directors consists of individuals with experience and knowledge of the Company’s business strategies and policies. The Board of Directors also believes that staggered terms for Directors will enhance the Company’s ability to attract and retain well-qualified individuals who are able to commit the time and resources to understand the Company, its business affairs and operations.

If the Reincorporation of the Company is approved, the term of the Class I directors, consisting of Alan H. Cohen and Jeffrey H. Smulyan, will expire at the 2005 Annual Meeting of Shareholders, the term of the Class II directors, consisting of Larry J. Sablosky, Bill Kirkendall and William P. Carmichael, will expire at the 2006 Annual Meeting of Shareholders, and the term of the Class III directors, consisting of David I. Klapper and Stephen Goldsmith, will expire at the 2007 Annual Meeting of Shareholders.

If the Reincorporation of the Company is not approved by the stockholders, the Directors elected at this Annual Meeting will serve only until the 2005 Annual Meeting of Shareholders.

If the Reincorporation of the Company is approved by the stockholders, vacancies, including any vacancy created by an increase in the number of directors, will be filled by a majority of the remaining directors, although less than a quorum, or, at the discretion of the Board of Directors, by vote of the shareholders at a special meeting called for that purpose. A director elected to fill a vacancy on a classified board serves the remaining term of the director who has resigned or has been removed.

The provisions in the New Bylaws pertaining to a staggered Board of Directors are not in response to any effort, of which the Company is aware, to obtain control of the Company. As a result, although the new staggered Board of Directors, assuming the Reincorporation of the Company is approved by the stockholders, may have an anti-takeover effect, it is not intended solely as an anti-takeover provision. The change to a staggered Board of Directors would preclude a third party from electing the entire Board of Directors at a single Annual Meeting of Shareholders and simultaneously gaining control of the Company’s Board of Directors. With the staggered terms of directors as set forth above, it would take at least two elections of directors for any individual or group to gain control of the Board of Directors. An overall effect, therefore, would be to render more difficult the accomplishment of undesired mergers, tender offers or proxy contests, the assumption of control of the Board of Directors by an undesired shareholder or other party, and/or the removal of current management and the Board of Directors.

A principal function of the staggered Board of Directors, in conjunction with the Company’s existing anti-takeover devices, is to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm’s length negotiations with the Board of Directors rather than through a hostile takeover bid.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote “FOR” the slate of nominees set forth above. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on their Proxy Cards (Item 3 on your Proxy).

APPROVAL OF THE FINISH LINE, INC. EMPLOYEE STOCK PURCHASE PLAN

(Item 4 on your Proxy)

The Board of Directors has adopted, subject to stockholder approval, The Finish Line, Inc. Employee Stock Purchase Plan (the “Plan”). The Company is proposing the adoption of the Plan because it believes that offering a plan through which eligible employees may choose to purchase shares of the Company’s Class A Common Stock at a discounted price enhances employees’ interest in the Company’s continued success and further induces employees to remain employed by the Company.

The following is a summary of the material terms of the Plan. The full text of the Plan is attached as Appendix 3. Since this is only a summary, you should carefully read the full text of the Plan.

Administration

The Plan will be administered by the Compensation and Stock Option Committee of the Company’s Board of Directors (for purposes of this proposal, the “Committee”). The Committee has full authority to take any and all actions necessary to implement, interpret and administer the Plan and its decisions will be final and binding on all persons.

Shares Available for Purchase

Under the Plan, the Company is offering an aggregate of 1,200,000 shares of its Class A Common Stock, subject to adjustment as provided below, for purchase by eligible employees. The Company may use authorized and unissued shares, treasury shares or shares acquired by the Company in the open market or in private transactions to meet its obligations under the Plan. If the Company purchases shares in the open market or in private transactions, it may realize gain or loss equal to any difference between the price it pays and the price paid by participants.

Eligibility

Each employee of the Company and any of its participating subsidiaries, who has continuously been an employee for at least six months and whose customary employment is at least 20 hours per week, is eligible to participate in the Plan as of the first business day in September for the year 2004 and the first business day in January for all years thereafter (or such other date or dates selected by the Committee after notice to participants) following the completion of six months of employment. The Internal Revenue Code prohibits participation in the Plan by any employee who owns 5% or more of the Company’s voting stock. As of February 28, 2004, there would have been approximately 3030 employees eligible to participate in the Plan.

Participation

Each eligible employee who timely completes and delivers an election form is a participant in the Plan. A participant may authorize payroll deductions ranging from 2% to 10% of his or her compensation, subject to adjustment one time between each offering date and purchase date. The amount deducted from a participant’s compensation shall be recorded in a bookkeeping account in the name of the participant. Interest will not be paid on the amount of any participant’s accumulated payroll deductions. Payroll deductions received or held by the Company under the Plan will not be segregated and may be used for general corporate purposes.

Purchase of Shares

On the last business day in December (or such other date or dates selected by the Committee after notice to participants) in each year, each participant in the Plan who has accumulated sufficient payroll deductions will be deemed to have exercised the option to purchase shares of Class A Common Stock at a purchase price equal to 85% of the fair market value of Class A Common Stock on the last business day in December (or such other date or dates selected by the Committee after notice to participants) in that year. The market value of the Company’s Class A

Common Stock as reported on the Nasdaq as of the close of business on June 14, 2004 was $32.53 per share. The number of shares of Class A Common Stock purchased by a participant shall be recorded in a bookkeeping account in the name of the participant. A participant in the Plan will have no rights as a stockholder unless and until the participant purchases one or more shares under the Plan and the shares have been issued. This Plan is based on the voluntary participation of eligible employees and, as such, benefits under the Plan are not determinable.

Limitation on Purchases

No participant is permitted to purchase more than 1,000 shares of Class A Common Stock or $10,000 worth of Class A Common Stock in any calendar year under the Plan. The maximum aggregate value of any class of the Company’s Common Stock that a participant may purchase in any calendar year under the Plan and any other employee stock purchase plans of the Company and its subsidiaries is $25,000. For the year 2004, no more than 40,000 shares of Class A Common Stock will be available for purchase. For each year after 2004, no more than 120,000 shares of Class A Common Stock will be available for purchase in any single year (as increased each subsequent year by the number of shares under the maximum not purchased by participants in the previous year).

Right to Purchase Not Transferable

An employee’s right to purchase shares under the Plan is not transferable or assignable.

Termination of Participation

An employee’s participation in the Plan shall terminate on the earlier of his or her voluntary withdrawal from the Plan or when he or she ceases to be an employee for any reason. On termination of participation, all amounts standing to his or her credit under the Plan as of the employment termination date shall be remitted to that person.

Share Adjustment

The number of shares offered for purchase under the Plan may be adjusted by the Committee in the event of any stock split or reverse stock split of outstanding shares of Class A Common Stock, the payment of a stock dividend, or any other similar reclassification or change in Class A Common Stock. The Board of Directors may also make other adjustments in the event of a change in control of the Company.

Effective Date

If stockholders approve the Plan, the first offering date under the Plan will be the first business day of September 2004 and the first purchase date will be the last business day of December 2004. Unless sooner terminated for any reason by the Board of Directors, the Plan will automatically terminate on December 31, 2014, or such earlier date on which all of the shares offered under the Plan have been purchased by participants.

Amendment

The Board of Directors may alter, amend, suspend, or discontinue the Plan; provided, however, that (a) an increase in the maximum number of shares offered under the Plan (other than as provided above with respect to adjustments in cases of changes affecting Class A Common Stock), (b) a change in the class of shares which may be offered under the Plan, (c) a change in the persons eligible to participate in the Plan, or (d) a change in the purchase price per share, shall each require the approval of the Company’s stockholders.

U.S. Federal Income Tax Information

The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. Neither the grant of a right to purchase shares of Class A Common Stock under the Plan nor the purchase of such shares will have any immediate tax consequence for a participant.

The tax treatment may be more favorable to a participant who disposes of the shares if the disposition occurs after the holding-period requirements of Section 423 of the Internal Revenue Code have been satisfied. To satisfy the holding-period requirements, shares of Class A Common Stock purchased under the Plan cannot be disposed of within two years after the offering date and within one year after the purchase date. If a participant meets the holding-period requirements, then upon subsequent disposition of the shares the participant will realize ordinary income equal to the lesser of: (i) the amount by which the fair market value of the Class A Common Stock on the date of the disposition exceeded the price paid by the participant, or (ii) the amount by which the fair market value of the Class A Common Stock at the time the right to purchase was granted exceeded an amount equal to 85% of such fair market value at the time the right to purchase was granted. Any further gain will be taxed at capital gains rates. If a taxable disposition produces a loss (i.e., the fair market value of the shares on the date of the disposition is less than the purchase price) and the disposition involves certain unrelated parties, then the loss will be a capital loss. If the participants meets the holding-period requirements, the Company will not be allowed an income tax deduction.

If the holding period is not met, the entire excess of the fair market value of the shares on the date of purchase over the purchase price will be taxed to the participant as ordinary income in the year of disposition. The Company will generally be entitled to a deduction for the same amount. The excess, if any, of the fair market value of the shares on the date of disposition over the purchase price will be taxed as a capital gain (long term or short-term, depending on how long the shares of common stock have been held). If the value of the shares on the date of disposition is less than their value on the date of purchase, then the difference will result in a capital loss (long-term or short-term, depending upon the holding period), provided the disposition involves certain unrelated parties. Any such loss will not affect the ordinary income recognized upon the disposition. The foregoing description of the tax consequences may not apply to participants who reside outside the United States. State and local tax consequences may also differ.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” approval of the Finish Line, Inc. Employee Stock Purchase Plan. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on their Proxy Cards (Item 4 on your Proxy).

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 28, 2004 information relating to the beneficial ownership of the Company’s common stock by each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Class A Common Stock or Class B Common Stock, by each director or nominee for director, by each of the executive officers named below, and by all directors and executive officers as a group.

	Beneficial Ownership as of May 28, 2004
	Class A			Class B
	Number of		% of	Number of		% of	Total
	Shares(1)(2)		Class (3)	Shares(1)		Class(3)	Shares
Alan H. Cohen	48,334	(4)	0.2%	1,236,063	(7)	43.2%	1,284,397
David I. Klapper	108,550	(5)	0.5%	1,003,600	(8)	35.0%	1,112,150
Larry J. Sablosky	49,050	(6)	0.2%	625,621	(9)	21.8%	674,671
Glenn S. Lyon	13,000	(10)	(12)	—		—	13,000
Steven J. Schneider	34,760	(10)	(12)	—		—	34,760
Gary D. Cohen	26,575	(10)	(12)	—		—	26,575
George S. Sanders	45,700	(10)	(12)	—		—	45,700
Donald E. Courtney	27,350	(10)	(12)	—		—	27,350
Michael L. Marchetti	19,200	(10)	(12)	—		—	19,200
Kevin S. Wampler	27,200	(10)	(12)	—		—	27,200
Kevin G. Flynn	18,000	(10)	(12)	—		—	18,000
Robert A. Edwards	10,600	(10)	(12)	—		—	10,600
James B. Davis	6,800	(10)	(12)	—		—	6,800
Roger C. Underwood	5,000	(10)	(12)	—		—	5,000
Timothy R. Geis	4,400	(10)	(12)	—		—	4,400
Michael J. Smith	2,800	(10)	(12)	—		—	2,800
Jeffrey H. Smulyan	42,000	(10)	(12)	—		—	42,000
Stephen Goldsmith	12,000	(10)	(12)	—		—	12,000
Bill Kirkendall	4,000	(10)	(12)	—		—	4,000
William P. Carmichael	9,000	(10)	(12)	—		—	9,000
Barclays Global Investors, NA
45 Fremont Street
San Francisco, CA 94105	2,031,471	(11)	9.5%	—		—	2,031,471
T. Rowe Price
100 E. Pratt St.
Baltimore, MD 21202	1,510,200	(11)	7.0%	—		—	1,510,200
Ziff Asset Management LP
283 Greenwich Avenue
Greenwich, CT 06830	1,279,000	(11)	6.0%	—		—	1,279,000
All directors and executive
officers as a group (20 persons)	514,319		2.4%	2,865,284		100.0%	3,379,603

(1)	Each executive officer and director has sole voting and investment power with respect to the shares listed, unless otherwise indicated, and the address for the executive officers and directors is: 3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235.

(2)	If shares of Class B Common Stock are owned by the named person or group, excludes shares of Class B Common Stock convertible into a corresponding number of Class A Common Stock.

(3)	The shares owned by each person, or by the group, and the shares included in the total number of shares outstanding have been adjusted, and the percentage owned (where such percentage exceeds 1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Exchange Act.

(4)	Reflects shares gifted to a private family foundation, which is controlled by the named person.

(5)	Reflects shares gifted to a private family foundation, which is controlled by the named person.

(6)	Reflects shares gifted to a private family foundation, which is controlled by the named person.

(7)	Includes 38,850 shares held as trustee of a trust for the benefit of his children.

(8)	Includes 48,550 shares held by a family partnership of which Mr. Klapper serves as general partner.

(9)	Includes 100,000 shares of Class B Common Stock held by a family partnership of which Mr. Sablosky serves as general partner, and 7,210 shares of Class B Common Stock held by Mr. Sablosky’s spouse. Also includes 41,227 shares held as trustee of a trust for the benefit of his children.

(10)	Includes the following shares issuable upon exercise of options which are exercisable within 60 days of May 28, 2004:

Glenn S. Lyon	13,000
Steven J. Schneider	33,750
Gary D. Cohen	20,075
George S. Sanders	45,700
Donald E. Courtney	25,250
Michael L. Marchetti	17,200
Kevin S. Wampler	27,200
Kevin G. Flynn	17,800
Robert A. Edwards	10,400
James B. Davis	6,800
Roger C. Underwood	5,000
Timothy Geis	4,400
Michael J. Smith	2,800
Jeffrey H. Smulyan	16,000
Stephen Goldsmith	12,000
Bill Kirkendall	4,000
William P. Carmichael	7,000

(11)	This information is based solely on Schedule 13G’s filed with the Securities and Exchange Commission, copies of which were provided to the Company. The respective dates of the Schedule 13G’s are as follows:

Barclays Global Investors, NA	02/17/04
T. Rowe Price	02/09/04
Ziff Asset Management LP	04/23/04

(12)	Less than 1% of the shares of Class A Common Stock outstanding.

MANAGEMENT

Executive Officers and Directors

The executive officers, directors and nominees for director of the Company are as follows:

			Executive Officer
			or Director
Name	Age	Position	Since
Alan H. Cohen	57	Chairman of the Board, CEO	1976
Glenn S. Lyon	54	President	2001
David I. Klapper	55	Senior Executive Vice President, Director	1976
Larry J. Sablosky	55	Senior Executive Vice President, Director	1982
Steven J. Schneider	48	Senior Executive Vice President, COO	1989
Gary D. Cohen	52	Executive Vice President, General Counsel, Secretary	1997
George S. Sanders	46	Executive Vice President, Real Estate and Store Development	1994
Donald E. Courtney	50	Executive Vice President-IS, Distribution, CIO, Asst. Secretary	1989
Michael L. Marchetti	53	Executive Vice President, Store Operations	1995
Kevin S. Wampler	41	Executive Vice President, CFO and Asst. Secretary	1997
Kevin G. Flynn	40	Senior Vice President, Marketing	1997
Robert A. Edwards	42	Senior Vice President, Distribution	1997
James B. Davis	41	Senior Vice President, Real Estate	1997
Roger C. Underwood	34	Senior Vice President, Information Systems	2001
Timothy R. Geis	44	Senior Vice President, General Merchandise Manager	2003
Michael J. Smith	46	Senior Vice President, Loss Prevention	2003
Jeffrey H. Smulyan	57	Director	1992
Stephen Goldsmith	57	Director	1999
Bill Kirkendall	50	Director	2001
William P. Carmichael	60	Director	2003

Mr. Alan H. Cohen, a co-founder of the Company, has served as Chairman of the Board, President and Chief Executive Officer of the Company since May 1982. In October 2003, Mr. Cohen stepped down from the Presidency and is now the Chairman of the Board and CEO. Since 1976, Mr. Cohen has been involved in the athletic retail business as principal co-founder of Athletic Enterprises, Inc. (one of the predecessor companies of the Company). Mr. Cohen is an attorney, and practiced law from 1973 through 1981. Mr. Cohen is the brother of Gary D. Cohen.

Mr. Glenn S. Lyon has served as President of the Company since October 2003, and as Executive Vice President and Chief Merchandise Officer from September 2001 to October 2003. Prior to joining the Company, he served as President/CEO of Paul Harris Stores, Inc. from March 2000 to February 2001. From October 1995 to February 2000, he held positions as President and General Merchandising Manager of Modern Woman Stores, a Division of the American Retail Group. Mr. Lyon also spent eight years with TJX Company as Senior Vice President and Executive Vice President of Merchandising and Marketing. Mr. Lyon started his career in February 1973 at Macy’s N.Y., where he spent ten years in various merchandising positions.

Mr. David I. Klapper, a co-founder of the Company, has served as a director of the Company since May 1982. Mr. Klapper has also served as Senior Executive Vice President of the Company since April 2000. Prior to his current position, Mr. Klapper served as Executive Vice President from May 1982 to April 2000. Since 1976, Mr. Klapper has been involved in the athletic retail business as principal co-founder of Athletic Enterprises, Inc. (one of the predecessor companies of the Company).

Mr. Larry J. Sablosky, a co-founder of the Company, has served as a director of the Company since May 1982. Mr. Sablosky has also served as Senior Executive Vice President of the Company since April 2000. Prior to his current position, Mr. Sablosky served as Executive Vice President from May 1982 to April 2000. Prior to 1982, Mr. Sablosky was employed in a family retail business for over 10 years. Mr. Sablosky has been involved in the retail industry for over 30 years.

Mr. Steven J. Schneider has served as Senior Executive Vice President and Chief Operating Officer of the Company since October 2003, and as Executive Vice President, Chief Operating Officer, Chief Financial Officer and Assistant Secretary from April 2001 to October 2003. Mr. Schneider also served as Executive Vice President–Finance, Chief Financial Officer and Assistant Secretary of the Company from April 2000 to April 2001, as Senior Vice President-Finance, Chief Financial Officer and Assistant Secretary of the Company from March 1997 to April 2000, and as Vice President-Finance and Chief Financial Officer of the Company from April 1989 to March 1997. From August 1984 to March 1989, Mr. Schneider was employed as Assistant Controller for Paul Harris Stores, Inc., a women’s apparel retailer. Mr. Schneider, a Certified Public Accountant, was employed by a national accounting firm for two years and has been engaged in various financial positions in the retail industry for over 25 years.

Mr. Gary D. Cohen has served as Executive Vice President-General Counsel and Secretary of the Company since April 2000. Mr. Cohen also served as Senior Vice President-General Counsel and Secretary of the Company from July 1997 to April 2000. From April 1990 to July 1997, Mr. Cohen was a Senior Partner in the law firm of Cohen and Morelock. During the 15 years prior to his joining the Company, Mr. Cohen represented the Company regarding real estate matters. From 1978 to 1990, Mr. Cohen held partnership positions with various law firms. At the present time, Mr. Cohen retains an “Of Counsel” position with Brand Davis Elsea & Morelock. Mr. Cohen is the brother of Alan H. Cohen.

Mr. George S. Sanders has served as Executive Vice President–Real Estate and Store Development of the Company since April 2000. Mr. Sanders also served as Senior Vice President-Real Estate and Store Development of the Company from March 1997 to April 2000, and as Vice President-Real Estate and Store Construction from April 1994 to March 1997 From February 1993 to April 1994, Mr. Sanders served as Director of Real Estate of the Company. From 1983 to February 1993, Mr. Sanders was employed by Melvin Simon and Associates, a real estate developer and manager. At the time Mr. Sanders left Melvin Simon and Associates, he held the position of Sr. Leasing Representative.

Mr. Donald E. Courtney has served as Executive Vice President, IS, Distribution, Chief Information Officer and Assistant Secretary of the Company since October 2003, and as Executive Vice President–Chief Information Officer-Distribution from April 2000 to October 2003. Mr. Courtney also served as Senior Vice President-MIS and Distribution of the Company from March 1997 to April 2000 and as Vice President-MIS and Distribution of the Company from August 1989 to March 1997 From August 1988 to August 1989, Mr. Courtney served as Director of MIS and Distribution for the Company. From August 1976 to August 1988, Guarantee Auto Stores, Inc., an automotive retailer, employed Mr. Courtney. At the time Mr. Courtney left Guarantee Auto Stores, he held the position of Vice President-MIS and Distribution. Mr. Courtney has been involved in the retail industry for over 25 years.

Mr. Michael L. Marchetti has served as Executive Vice President-Store Operations of the Company since April 2000. Mr. Marchetti also served as Senior Vice President-Store Operations of the Company from March 1997 to April 2000 and as Vice President-Store Operations from September 1995 to April 2000. From May 1990 to September 1995, Mr. Marchetti was employed as Regional Vice President of Champs Sports, a division of Footlocker, Inc. Mr. Marchetti has been involved in the retail industry for over 30 years.

Mr. Kevin S. Wampler has served as Executive Vice President, Chief Financial Officer and Assistant Secretary of the Company since October 2003, and as Senior Vice President, Chief Accounting Officer and Assistant Secretary from April 2001 to October 2003. Mr. Wampler also served as Senior Vice President-Corporate Controller and Assistant Secretary of the Company from April 2000 to April 2001 and as Vice President-Corporate Controller and Assistant Secretary of the Company from March 1997 to April 2000. Mr. Wampler, who is a Certified Public Accountant, was also employed by the Company from June 1993 to March 1997 as Corporate Controller. Mr. Wampler held the position of Audit Manager at a national accounting firm from July 1986 to May 1993.

Mr. Kevin G. Flynn has served as Senior Vice President-Marketing of the Company since April 2000. Mr. Flynn also served as Vice President-Marketing of the Company from March 1997 to April 2000. Mr. Flynn has been employed by the Company since November 1994 and prior to election as an officer, held the position of Marketing Director. Mr. Flynn was previously employed from July 1992 to November 1994 as Associate Media Director for Caldwell Van Riper, a regional advertising agency.

Mr. Robert A. Edwards has served as Senior Vice President-Distribution of the Company since April 2000. Mr. Edwards also served as Vice President-Distribution of the Company from March 1997 to April 2000. Mr. Edwards has been employed by the Company since June 1982 and prior to his election as an officer, held the position of Director of Distribution.

Mr. James B. Davis has served as Senior Vice President-Real Estate of the Company since April 2000. Mr. Davis also served as Vice President-Real Estate of the Company from October 1997 to April 2000. Mr. Davis has been employed by the Company since October 1996 and prior to his election as an officer, held the position of Director of Leasing. Mr. Davis was previously employed as Vice President-Leasing for JMB Urban (a real estate developer and manager) from January 1993 to October 1996.

Mr. Roger C. Underwood has served as Senior Vice President-Information Systems of the Company since April 2001. Mr. Underwood also served as Vice President-Information Systems of the Company from May 2000 to April 2001. Mr. Underwood has been employed by the Company since January 1992. Prior to his election as an officer, Mr. Underwood held the position of Director of Information Systems for the Company.

Mr. Timothy R. Geis has served as Senior Vice President, General Merchandise Manager of the Company since October 2003, and as Senior Vice President-Footwear from April 2003 to October 2003. From April 2001 until April 2003, Mr. Geis held the position of Vice President-Footwear. From November 1996 to April 2001, Mr. Geis held the position of Divisional Merchandise Manager of Footwear. Mr. Geis joined Finish Line in October 1995 as a footwear buyer. Prior to Finish Line, Mr. Geis was employed as a footwear buyer for Champs Sports, a division of Footlocker, Inc.

Mr. Michael J. Smith has served as Senior Vice President-Loss Prevention of the Company since April 2003. From March 2000 to April 2003, Mr. Smith held the position of Vice President-Loss Prevention. Mr. Smith joined Finish Line in October, 1998 as Director of Loss Prevention. Prior to joining the Company, Mr. Smith was employed by Merchantile South Department Stores in Mobile, Alabama from 1992 through 1998.

Mr. Jeffrey H. Smulyan has served as a director of the Company since June 1992. Mr. Smulyan is CEO, Chairman of the Board, and President of Indianapolis-based Emmis Communications Corporation, which he founded in 1981. Emmis owns and operates 27 radio stations, 16 network-affiliated television stations, and award-winning regional and specialty magazines around the country. Mr. Smulyan, a director of the National Association of Broadcasters and former Chairman of the Board of Directors of the Radio Advertising Bureau, sits on the Board of Trustees of the University of Southern California. In 2000, Mr. Smulyan was honored with the American Women in Radio and Television’s Silver Satellite Award, the National Association of Broadcasters’ National Radio Award, and as Radio Ink’s “Radio Executive of the Year.” He is the former owner of the Seattle Mariners baseball team.

Mr. Stephen Goldsmith has served as a director of the Company since July 1999. Mr. Goldsmith is Chairman of the Corporation for National and Community Service and Senior Vice President of ACS State and Local Solutions. He is also Professor of Public Management and Faculty Chair for the Institute for Government Innovation at Harvard University’s Kennedy School of Government. Mr. Goldsmith is a director of Net2Phone, Inc. an Internet communications company, and Steak ‘N Shake Inc., a national restaurant chain. Mr. Goldsmith served as Mayor of the City of Indianapolis from January 1992 until December 1999, and then as chief domestic policy advisor to the Bush 2000 Presidential Campaign.

Mr. Bill Kirkendall has served as a director of the Company since July 2001. Mr. Kirkendall has been employed as an independent consultant since November 2002. Mr. Kirkendall was President and Chief Executive Officer of Orlimar Golf Company, a manufacturer and distributor of golf equipment, from October 1999 to November 2002. Mr. Kirkendall was President and CEO of Tretorn of N.A., Inc., a distributor and licensee of athletic footwear, from 1998 to 1999. Mr. Kirkendall was a driving force with Etonic Inc., a distributor, manufacturer, and licensee of athletic footwear and apparel from 1982 to 1998, holding the following positions: Sales Representative from 1982 to 1985, National Sales Manager from 1985 to 1986, Vice President from 1986 to 1988, Senior Vice President from 1988 to 1989, Executive Vice President from 1989 to 1991, and President from 1991 to 1998. Mr. Kirkendall was Vice President of Golden Brothers Inc., a long haul trucking company from 1976 to 1982.

Mr. William P. Carmichael was elected a director of the Company at the 2003 Annual Stockholders Meeting. From 1999 to 2001 Mr. Carmichael was Senior Managing Director of The Succession Fund, which he co-founded in 1998. Prior to The Succession Fund, Mr. Carmichael served for twenty-six years in various financial positions with global consumer product companies, including Senior Vice President of Sara Lee Corporation from 1991 to 1993, Senior Vice-President of Beatrice Foods from 1984 to 1990, Chief Financial Officer from 1987 to 1990, and Vice President of Esmark, Inc. from 1973 to 1984. Mr. Carmichael has been a director of Rayovac Corporation since August 2002, Cobra Electronics Corporation since 1994, and Nations Government Income Term Trust 2004, Nations Balanced Target Maturity Fund and Hatteras Income Securities Fund since 2003. He has also been a Trustee and Chairman of the Nations Funds since 2002, and was elected to the Board of Directors of Simmons Company in May 2004.

Officers are appointed by and serve at the discretion of the Board of Directors. Unless otherwise stated, there are no family relationships among any directors or executive officers of the Company.

Independence of Directors

Our Board has determined that the majority of its members are independent directors (as defined in the National Association of Securities Dealers (“NASD”) listing standards). Our independent directors include Jeffrey H. Smulyan, Stephen Goldsmith, Bill Kirkendall and William P. Carmichael.

Meetings and Committees of the Board of Directors

The Board of Directors held four meetings in fiscal 2004 and all directors attended at least 75 percent of the meetings of the Board of Directors and the Board of Directors committees of which they were members. Members of the Board of Directors are expected to attend the Annual Meeting of Stockholders. All of the Board members attended the 2003 Annual Meeting of Stockholders.

The Board of Directors has three (3) committees. The Audit Committee is comprised of Messrs. Goldsmith, Kirkendall and Carmichael, Chair. The Compensation and Stock Option Committee is comprised of Messrs. Kirkendall and Smulyan. The Finance Committee is comprised of Messrs. Klapper and Carmichael. The Company does not have a nominating committee nor any committee performing such functions. The Board has determined that, because a majority of its members are independent directors, it is appropriate for the entire Board of Directors to fulfill the role of a nominating committee. Nominees must be recommended to the Board of Directors by at least a majority of independent directors.

The Audit Committee met eight times during fiscal 2004. The Audit Committee is composed solely of independent directors (as defined in the NASD listing standards and Securities and Exchange Commission (“SEC”) rules). Information regarding the functions performed by the Audit Committee and its membership is set forth in the “Report of the Audit Committee,” included in this Proxy Statement. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of the current Audit Committee charter is attached hereto as Appendix 4.

The Compensation and Stock Option Committee met two times during fiscal 2004. The Compensation and Stock Option Committee is composed solely of independent directors (as defined in the NASD listing standards). The Compensation and Stock Option Committee focuses on executive compensation, the administration of the Company’s stock incentive plan and making decisions on the granting of discretionary bonuses.

Nomination Process

In determining whether to nominate a candidate for a position on the Company’s Board of Directors, the Board of Directors considers various criteria, such as the candidate’s relevant business skills and experience, commitment to enhancing stockholder value, and professional ethics and values, bearing in mind the requirements of the Board of Directors at that point in time. The Board of Directors believes it is appropriate that a majority of its members be independent directors and that at least one member, who also serves on the Audit Committee, be an “audit committee financial expert” as defined by SEC rules. Candidates are identified through a variety of sources, including other members of the Board of Directors, senior Company executives, individuals personally known by the members of the Board of Directors, or research. The Company will consider stockholder recommendations of candidates when the recommendations are properly submitted. To be considered at the Annual Meeting of Stockholders, any such stockholder recommendation must be submitted as set forth under the section of this Proxy Statement entitled “Proposals of Stockholders”, and must comply with the notice, information and consent provisions set forth in the Company’s bylaws. Stockholder nominees will be evaluated under the criteria set forth above.

Communications with the Board of Directors

Stockholders may communicate with the Board of Directors, or one or more members thereof, by sending a letter to The Finish Line, Inc. Board of Directors (or the applicable member of the Board of Directors), at the Company’s principal offices (3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235) in care of the Secretary. If the Secretary deems appropriate, the Secretary will forward such correspondence to the Chairman of the Board or to the applicable Board member.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of the Company’s Class A Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and 10% stockholders are required by the SEC to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

Based solely on the Company’s review of the copies of such forms it has received and representations from certain reporting persons that they were not required to file a Form 5 for specified fiscal years, the Company believes that all of its officers, directors and greater than 10% stockholders have complied with all of the filing requirements applicable to them with respect to transactions during the fiscal year ended February 28, 2004.

EXECUTIVE COMPENSATION

The following Summary Compensation Table shows compensation paid by the Company for services rendered during fiscal years 2004, 2003 and 2002 for the person who was Chief Executive Officer at the end of the last fiscal year and the four most highly compensated executive officers of the Company (“Named Officers”) whose salary and bonus exceeded $100,000 in fiscal 2004.

SUMMARY COMPENSATION TABLE

				Long Term Compensation
				Awards		Payouts
		Annual Compensation		Restricted	Securities
				Stock	Underlying	LTIP	All other
		Salary	Bonus	Award(s)	Options/SAR's	Payouts	Compensation
Name and Principal Position	Year	($)	($)(1)	($)	(#)	($)	($)(2)
Alan H. Cohen	2004	416,000	509,184	—	—	—	17,227
Chairman of the Board	2003	400,000	338,832	—	—	—	16,153
and CEO	2002	305,030	240,364	—	—	—	19,238
Glenn S. Lyon	2004	287,577	273,773	—	20,000	—	17,227
President	2003	265,000	149,651	—	17,500	—	4,439
	2002	125,000 (3)	79,563 (4)	—	46,500	—	—
Steven J. Schneider	2004	284,115	270,478	—	—	—	17,227
Sr. Exec. Vice President	2003	270,000	177,887	—	17,500	—	16,153
and COO	2002	259,000	127,558	—	41,500	—	16,890
Gary D. Cohen	2004	261,000	212,976	—	—	—	17,227
Exec. Vice President,	2003	250,559	141,496	—	17,500	—	16,153
General Counsel & Secretary	2002	240,922	118,654	—	41,500	—	16,842
George S. Sanders	2004	248,300	202,613	—	—	—	17,227
Exec. Vice President,	2003	238,730	134,816	—	17,500	—	16,153
Real Estate and	2002	229,548	113,052	—	41,500	—	16,806
Store Development

(1)	Cash bonuses for services rendered in each fiscal year have been listed in the year earned; however the amounts listed were actually paid in the subsequent fiscal year.

(2)	The stated amounts are Company contributions to The Finish Line, Inc. 401k and Profit Sharing Plan.

(3)	Mr. Lyon joined the Company in September 2001.

(4)	Included an $18,000 signing bonus.

Director Compensation

Directors who are employees of the Company are not compensated for serving as directors. Directors who are not employees of the Company are paid $3,500 per annum, an additional $3,500 per meeting for attending regular meetings of the Board of Directors and an additional $1,000 per meeting for attending special meetings. Directors who are not employees of the Company are also reimbursed for expenses incurred in attending regular, special and committee meetings. In addition, non-employee directors receive a $1,000 fee for each Audit Committee or Compensation and Stock Option Committee meeting they attend in person or telephonically. Directors who are not employees of the Company also receive options to purchase 3,000 shares of Class A Common Stock upon their first election to the Board and an additional 4,000 options for each year they serve on the Board.

OPTION GRANTS IN LAST FISCAL YEAR

The following table contains information with respect to options to purchase the Company’s Class A Common Stock granted during fiscal 2004 to the Named Officers.

	Individual Grants				Potential Realizable
	Number of				Value at Assumed
	Securities	% of Total			Annual Rates of Stock
	Underlying	Options			Price Appreciation for
	Options Granted	Granted to Employees	Exercise Price	Expiration	Option Term (3)
Name	(#)(1)(2)	in Fiscal year	($/Sh)	Date	5%	10%
Alan H. Cohen	—	—	—	—	—	—
Glenn S. Lyon	20,000	100.0%	$1.00	10/23/2013	$924,107	$1,483,333
Steven J. Schneider	—	—	—	—	—	—
Gary D. Cohen	—	—	—	—	—	—
George S. Sanders	—	—	—	—	—	—

(1)	Vest 100% after five years following the date of grant. The exercise price ($1.00) of these options was not equal to the fair market value ($28.98) of the Company’s Class A Common Stock on the date of grant.

(2)	Options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.

(3)	Potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown (compounded annually) from the grant date until the end of the ten-year option term. This value is calculated based on requirements of the SEC and does not reflect the Company’s estimate of future stock price growth.

OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

Shown below is information with respect to the exercise in fiscal 2004 of options to purchase the Company’s Class A Common Stock by the five Named Officers and the unexercised options to purchase the Company’s Class A Common Stock under the Company’s 1992 Employee Stock Incentive Plan and 2002 Stock Incentive Plan.

			Number of Securities
			Underlying Unexercised		Value of Unexercised In
	Shares		Options/SARs at FY End		the Money Options/ SARs
	Acquired	Value	(#)		at FY End ($)(1)
	on	Realized	Exercisable/		Exercisable/
Name	Exercise (#)	($)	Unexercisable		Unexercisable
Alan H. Cohen	—	—	—	—	—	—
Glenn S. Lyon	—	—	13,000	71,000	308,768	1,967,098
Steven J. Schneider	48,000	1,028,550	28,500	47,500	548,455	1,187,868
Gary D. Cohen	45,650	897,053	14,825	47,500	318,189	1,187,868
George S. Sanders	38,650	929,403	40,450	47,500	871,042	1,187,868

(1)	Represents the difference between the closing price of the Company’s Class A Common Stock on Nasdaq® on February 28, 2004 ($34.61) and the exercise price of the options.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information regarding grants under all equity compensation plans of the Company as of February 28, 2004.

Number of
	securities to be		Number of securities
	issued upon	Weighted-average	remaining available for
	exercise of	exercise price of	future issuance under equity
	outstanding	outstanding	compensation plans
	options, warrants	options, warrants	(excluding securities
	and rights	and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,507,565	$11.26	788,350
Equity compensation plans not approved by security holders	—	N/A	—
Total	1,507,565	$11.26	788,350

COMPENSATION AND STOCK OPTION COMMITTEE REPORT

Scope of Committee’s Work

The Compensation and Stock Option Committee of the Board of Directors (for purposes of this section, the “Committee”) administers the Company’s 1992 Employee Stock Incentive Plan, as amended and the Company’s 2002 Stock Incentive Plan, reviews the Company’s compensation plans, programs and policies for executive officers, monitors the performance and compensation of executive officers and other key employees and makes appropriate recommendations and reports to the full Board of Directors concerning matters of executive compensation. The Committee is composed of two independent directors (as defined in the NASD listing standards).

Summary of Compensation Policies for CEO and Executive Officers

The Company’s philosophy is to maintain compensation programs that attract, retain and motivate senior management with economic incentives which are directly linked to financial performance and increased stockholder value. The key elements of the Company’s executive compensation program for fiscal 2004 consisted of a base salary, potential for an annual bonus directly linked to overall Company performance and the grant of stock options and other stock incentive awards intended to encourage achievement of superior results over time and to directly align executive officer and stockholder economic interests. Stock options were granted immediately following the completion of fiscal 2004.

CEO Compensation

The Committee believes the Chief Executive Officer’s compensation should be heavily influenced by Company performance. The Committee also considers the level of compensation paid to the chief executive officers of comparable companies as part of its calculation of the compensation to be paid to the Company’s Chief Executive Officer. For the last three fiscal years, Mr. Alan H. Cohen, the Company’s Chief Executive Officer, was compensated with a base salary at an annualized rate of $416,000, $400,000, and $305,030 respectively. See “Executive Compensation-Summary Compensation Table”. In February 2003, the Committee established a performance bonus program for Mr. Cohen (as well as for the Company’s other senior executive officers), which, for the fiscal year ended February 28, 2004, was based on four factors:

1.	Increase in fiscal 2004 operating income before taxes as compared to fiscal 2003 operating income before taxes;

2.	Same store sales increases;

3.	Total sales increases; and

4.	Aged inventory reduction.

A bonus of between 0% and approximately 122% of base compensation, up to a maximum of $509,184, was payable to Mr. Cohen under the program. The Committee believes this arrangement provided the Chief Executive Officer with significant incentives and aligned what amounted to a bonus ($509,184 for fiscal 2004) equal to a significant percentage (approximately 122% for fiscal 2004) of his annual base salary directly to the Company’s economic performance.

While the Committee believes the use of stock options which vest over a period of time is an effective device to link individual compensation with increased stockholder values, because of Mr. Cohen’s substantial equity position in the Company (an aggregate of 1,284,397 shares of Class A and Class B Common Stock as of May 28, 2004), Mr. Cohen requested that he not be eligible at the current time for the grant of stock options or other incentive awards under the Company’s 2002 Stock Incentive Plan. Mr. Cohen, Mr. David I. Klapper and Mr. Larry J. Sablosky (collectively the “founders”) are principal stockholders of the Company and each has currently elected not to receive grants of stock options or stock grants. Consequently, no options or incentive awards were granted to the founders during fiscal 2004.

Executive Officers Compensation

The Committee has adopted similar policies with respect to overall compensation of the Company’s other senior executive officers.

The Company’s President, Glenn Lyon, was compensated at a base salary of $281,000 through October 2003. Mr. Lyon’s salary was increased to $300,000 in October 2003 as a result of his promotion to the position of President. The Company’s Senior Executive Vice President and COO, Mr. Schneider, was compensated at an annual base salary of $281,000 through October 2003. Following his promotion to Senior Executive Vice President and COO in October 2003, Mr. Schneider’s base salary was increased to $290,000. The Company’s Executive Vice President, General Counsel and Secretary, Mr. Gary Cohen was compensated at a base salary equal to $261,000 during fiscal 2004. The Company’s Executive Vice President, Real Estate & Store Development, Mr. Sanders was compensated at an annual base salary of $248,300 during fiscal 2004. In addition, Messrs. Lyon, Schneider, Cohen, and Sanders participated in a bonus plan similar to the plan described above under “CEO Compensation”, providing for a maximum bonus, equal to a percentage (approximately 95% for Messrs. Lyon and Schneider, and approximately 82% for Messrs. Cohen and Sanders) of annual base salary.

The Company’s Chief Executive Officer and the other Named Officers were also eligible to participate in the Company’s 401k and Profit Sharing Plan currently up to a maximum annual contribution of $40,000 per person for the Company’s most recent plan year ended December 31, 2003. See “Executive Compensation - Summary Compensation Table”.

Under current law, income tax deductions for compensation paid by publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, restricted stock awards, stock options exercises, and non-qualified benefits) for certain executive officers exceeds $1 million in any one year. Under the law, the deduction limit does not apply to payments that qualify as “performance based.” To qualify as “performance based,” compensation payments must be made from a plan that is administered by a compensation committee of the Board of Directors, which is comprised solely of two or more independent directors. In addition, the material terms of the plan must be disclosed to and approved by stockholders, and the Committee must certify that the performance goals were achieved before payments can be awarded.

To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Committee also considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. However, since some types of compensation payments and their deductibility depend upon the timing of an executive’s exercise of stock options rights (e.g., the spread on exercise of non-qualified options), and because interpretations and changes in the tax laws and other factors beyond the Committee’s control may also affect the deductibility of compensation, the Committee will not necessarily limit executive compensation to that which is deductible under applicable provisions of the Internal Revenue Code. The Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

Summary

The Committee believes that the current compensation arrangements provide the Chief Executive Officer and the other executive officers with incentives to perform at superior levels and in a manner which is directly aligned with the economic interests of the Company’s stockholders.

Compensation And Stock Option Committee

Bill Kirkendall
Jeffrey Smulyan

Indianapolis, Indiana

The above report of the Compensation and Stock Option Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

Compensation Committee Interlocks and Insider Participation

Messrs. Kirkendall and Smulyan comprise the Compensation and Stock Option Committee.

STOCK PRICE PERFORMANCE GRAPH

The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

ASSUMES $100 INVESTED ON FEBRUARY 27, 1999
AND ASSUMES DIVIDENDS REINVESTED THROUGH
FISCAL YEAR ENDING FEBRUARY 28, 2004

1)	Peer group is: Standard Industrial Classification Codes 5940 through 5949 (actively trading issues during relevant period). SIC codes beginning with 594 represent miscellaneous Shopping Goods Stores, which, in management’s opinion, most closely represents the peer group of the Company.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

During October 2003, the Audit Committee of the Board of Directors developed an updated charter for the Committee, which was approved by the full Board on April 22, 2003. A copy of the current Audit Committee Charter is attached hereto as Appendix 4.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee is composed of three independent directors (as defined in the NASD listing standards and SEC rules). Each member meets the NASD’s financial knowledge requirements, and the Board has determined that Mr. Carmichael qualifies as an “audit committee financial expert” as defined by SEC rules and meets the NASD’s professional experience requirements as well.

The Audit Committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principals, the matters to be discussed by Statement of Accounting Standards No. 61, “Communication with Audit Committees,” as amended, which indexes, among other items, matters relating to the conduct of an audit of the Company’s financial statements.

The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence from the Company.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended February 28, 2004 for filing with the SEC.

William P. Carmichael, Chair
Bill Kirkendall
Stephen Goldsmith

Indianapolis, Indiana

Relationship with Independent Public Accountants

The accounting firm of Ernst & Young LLP, which has served as the Company’s principal independent accountants continuously since 1988, was selected by the Board to continue in that capacity for fiscal year 2005, ending February 26, 2005. During fiscal 2004, the Company also engaged Ernst & Young LLP to render certain other professional services involving assistance on tax planning matters, audit of the retirement plan and general consultations.

The appointment of auditors is approved annually by the Board of Directors, which is based in part on the recommendation of the Audit Committee. In making its recommendation, the Audit Committee reviewed both the audit scope and estimated audit fees for the coming year. The Audit Committee and the Board of Directors have selected Ernst & Young LLP for the current fiscal year. Each professional service performed by Ernst & Young

LLP during fiscal 2004 was reviewed, and the possible effect of such service on the independence of the firm was considered, by the Audit Committee.

Independent Auditor Fee Information

Fees for professional services provided by our independent auditors Ernst & Young LLP, in each of the last two fiscal years, in each of the following categories are:

	2004	2003
Audit Fees	$198,571	$156,950
Audit-Related Fees	125,806	20,375
Tax Fees	86,043	120,163
All Other Fees	-0-	-0-

	$410,420	$297,488

Fees for audit services include fees associated with the annual audit, the reviews of the Company’s quarterly reports on Form 10-Q, and assistance with review of documents filed with the SEC. Audit-related fees principally include accounting consultations and the audit of our retirement plan. Tax fees include tax compliance, tax advice and tax planning.

There were no other services performed during fiscal year 2004 and 2003.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires pre-approval of all audit, audit-related, tax services and other services performed by the independent auditor during the fiscal year. The Audit Committee pre-approves specifically defined services within the categories outlined above, subject to the budget for each category. Unless a specific service has been previously pre-approved for that year, the Audit Committee must approve the service before the independent auditor may perform such service. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve permitted services between Audit Committee meetings, subject to specified budgetary limitations, so long as the Chair reports any such decisions to the Audit Committee at its next scheduled meeting.

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

(Item 5 on your Proxy)

The Audit committee and the Board of Directors have selected Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending February 26, 2005. The Board of Directors urges you to vote for ratification of that appointment. A representative of Ernst & Young LLP plans to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

Board of Directors’ Recommendations

The Board of Directors unanimously recommends that stockholders “FOR” ratification of the selection of Ernst & Young LLP as independent auditors. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on their Proxy Cards (Item 5 on your Proxy).

PROPOSALS OF STOCKHOLDERS

If a stockholder wishes to submit a proposal for consideration at the 2005 Annual Stockholders Meeting and wants that proposal to appear in the Company’s proxy statement and form of proxy for that meeting, the proposal must be submitted to the Company at its principal offices (3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235) in care of the Secretary no later than February 21, 2005.

If the Reincorporation Proposal is not approved, and a stockholder wishes to submit a proposal for consideration at the 2005 Annual Stockholders Meeting without including that proposal in the Company’s proxy statement and form of proxy, the Company’s Current Bylaws require the stockholder to provide the Company with written notice of such proposal no less than 90 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting. Such notice should be sent to the Company in care of the Secretary at its principal offices. If the Reincorporation Proposal is approved, and a stockholder wishes to submit a proposal for consideration at the 2005 Annual Shareholders Meeting without including that proposal in the Company’s proxy statement and form of proxy, the New Bylaws require the shareholder to provide the Company with written notice of such proposal no less than 90 days nor more than 120 days in advance of the meeting or, if later, the seventh day following the first public announcement of the date of the Annual Shareholders Meeting.

MISCELLANEOUS

The Company has adopted a Code of Ethics applicable to its directors and officers (including its chief executive officer, chief financial officer, corporate controller and other finance officers). The Company’s Code of Ethics is available on the Company’s website at www.finishline.com. The Company intends to disclose waivers under this Code of Ethics, or amendments thereto, on the Company’s website at www.finishline.com or in a report on Form 8-K as required.

The Company’s Annual Report to Stockholders for the fiscal year ended February 28, 2004 including the financial statements and related notes thereto, together with the report of the independent auditors and other information with respect to the Company, accompanies this Proxy Statement.

The Company is not aware of any other business to be presented at the 2004 Annual Meeting. If matters other than those described should properly arise at the meeting, the proxies will vote on such matters in accordance with their best judgment.

By Order of the Board Of Directors

Gary D. Cohen,
Executive Vice President,
General Counsel and Secretary
Indianapolis, Indiana
June 21, 2004

Appendix 1

PLAN AND AGREEMENT OF MERGER

BETWEEN

THE FINISH LINE, INC.

AND

THE FINISH LINE INDIANA CORP

     This Plan And Agreement Of Merger (“Merger Agreement”) dated as of June    , 2004, is made by and between The Finish Line, Inc., a Delaware corporation (“FL Delaware”), and The Finish Line Indiana Corp., an Indiana corporation (“FL Indiana”). FL Delaware and FL Indiana are hereinafter sometimes collectively referred to as the “Constituent Corporations.”

RECITALS

1.	The outstanding authorized capital stock of FL Indiana consists of one (1) common share, which is owned by FL Delaware.

2.	FL Delaware, as the sole shareholder of FL Indiana, desires to effect a merger of FL Delaware with and into FL Indiana pursuant to the provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and the Indiana Business Corporation Law (the “IBCL”).

3.	The respective Boards of Directors of FL Delaware and FL Indiana have determined that it is advisable and in the best interests of each of the corporations that FL Delaware be merged with and into FL Indiana upon the terms and subject to the conditions herein provided.

4.	FL Delaware, as the sole shareholder of FL Indiana, and the Board of Directors of FL Indiana have approved this Merger Agreement by unanimous written consents and directed that it be executed by the undersigned officers.

5.	The Board of Directors of FL Delaware has approved this Merger Agreement by unanimous written consent and directed that it be executed by the undersigned officers and that it be submitted to a vote of the shareholders of FL Delaware at the annual meeting.

     Now, Therefore, in consideration of the premises and the mutual agreements herein contained, the parties agree that FL Delaware shall be merged with and into FL Indiana and that the terms and conditions of the merger, the mode of carrying the merger into effect, the manner of converting the shares of the Constituent Corporations and certain other provisions relating thereto shall be as follows:

Article 1.THE MERGER

     Section 1.1 Surviving Corporation. Subject to the terms and provisions of this Agreement, and in accordance with the DGCL and the IBCL, at the Effective Time (as defined in

PLAN AND AGREEMENT OF MERGER	PAGE 1

Section 1.8 hereof) FL Delaware shall be merged with and into FL Indiana (the “Merger”). FL Indiana shall be the surviving corporation (the “Surviving Corporation”) of the Merger and shall continue its corporate existence under the laws of the State of Indiana. At the Effective Time, the separate corporate existence of FL Delaware shall cease.

     Section 1.2 Name of the Surviving Corporation. As of the Effective Time, the name of the Surviving Corporation will be changed to “The Finish Line, Inc.”

     Section 1.3 Effect of the Merger. At the Effective Time, the Merger shall have the effects provided for herein and in Section 259 of the DGCL and Section 23-1-40-6 of the IBCL.

     Section 1.4 Articles of Incorporation. As of the Effective Time, the Articles of Incorporation of FL Indiana, as in effect immediately prior to the Effective Time, shall be amended and restated in their entirety by the Restated Articles of Incorporation attached hereto as Annex 1, which Restated Articles of Incorporation will become, at the Effective Time, the Articles of Incorporation of the Surviving Corporation until thereafter duly altered, amended or repealed in accordance with the provisions thereof and applicable law.

     Section 1.5 Bylaws. As of the Effective Time, the Bylaws of FL Indiana, as in effect immediately prior to the Effective Time, shall be amended and restated in their entirety by the Bylaws attached hereto as Annex 2, which Bylaws will become, at the Effective Time, the Bylaws of the Surviving Corporation until thereafter duly altered, amended or repealed by the Board of Directors of the Surviving Corporation in accordance with the provisions thereof, the Articles of Incorporation of the Surviving Corporation and applicable law.

     Section 1.6 Directors of the Surviving Corporation. At the Effective Time, each person who is a director of FL Delaware immediately prior to the Effective Time shall become a director of the Surviving Corporation and each such person shall serve as a director of the Surviving Corporation for the balance of the term for which such person was elected as a director of FL Delaware and until his or her successor is duly elected and qualified in the manner provided in the Bylaws or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law or until his or her earlier death, resignation or removal in the manner provided in the Bylaws or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law.

     Section 1.7 Officers of the Surviving Corporation. At the Effective Time, each person who is an officer of FL Delaware immediately prior to the Effective Time shall become an officer of the Surviving Corporation with each such person to hold the same office in the Surviving Corporation, in accordance with the Bylaws thereof, as he or she held in FL Delaware immediately prior to the Effective Time.

     Section 1.8 Effective Time. The Merger shall become effective in accordance with the provisions of Section 23-1-40-5 of the IBCL and Section 252 of the DGCL, upon the later to occur of (a) completion of the filing of articles of merger with the Secretary of State of Indiana, and (b) the filing of a certificate of merger with the Secretary of State of Delaware; provided, however, that such articles of merger and certificate of merger shall not be filed prior to the date which is 20 calendar days after the date on which a Proxy Statement of FL Delaware prepared in accordance with the rules of the Securities Exchange Act of 1934, as amended, is mailed to FL Delaware’s shareholders of record on the record date determined by the board of directors of FL

PLAN AND AGREEMENT OF MERGER	PAGE 2

Delaware. The date and time when the Merger shall become effective is herein referred to as the “Effective Time.”

     Section 1.9 Additional Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of FL Delaware acquired or to be acquired by reason or as a result of the Merger, or (b) otherwise to carry out the purpose of this Merger Agreement, FL Delaware and its proper officers and directors shall be deemed to have granted hereby to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and the possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Merger Agreement, and the proper officers and directors of the Surviving Corporation are hereby fully authorized in the name of FL Delaware to take any and all such action.

Article 2. MANNER, BASIS AND EFFECT OF CONVERTING SHARES

     Section 2.1 Conversion of Shares. At the Effective Time:

     (a) Each share of Class A Common Stock of FL Delaware, par value $0.01 per share (“Delaware Class A Stock”), issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable Class A Common Share of FL Indiana (“Indiana Class A Share”) by virtue of the Merger and without any action on the part of the holder thereof.

     (b) Each share of Class B Common Stock of FL Delaware, par value $0.01 per share (“Delaware Class B Stock”), issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable Class B Common Share of FL Indiana (“Indiana Class B Share”) by virtue of the Merger and without any action on the part of the holder thereof.

     (c) Each share of Delaware Class A Stock held in the treasury of FL Delaware immediately prior to the Effective Time shall be converted into one fully paid and nonassessable Indiana Class A Share by virtue of the Merger and without any action on the part of FL Delaware and shall be held in the treasury of the Surviving Corporation;

     (d) Each share of Delaware Class B Stock held in the treasury of FL Delaware immediately prior to the Effective Time shall be converted into one fully paid and nonassessable Indiana Class B Share by virtue of the Merger and without any action on the part of FL Delaware and shall be held in the treasury of the Surviving Corporation;

     (e) Each Indiana Common Share, issued and outstanding immediately prior to the Effective Time shall be redeemed, canceled and retired and shall cease to exist by virtue of the Merger and without any action on the part of the holder thereof.

     Section 2.2 Effect of Conversion. At and after the Effective Time, each share certificate which immediately prior to the Effective Time represented outstanding shares of Delaware Class A Stock or Delaware Class B Stock (“Delaware Certificate”) shall be deemed for all purposes to evidence ownership of, and to represent, the number of Indiana Class A Shares or Indiana Class B Shares into which the shares of Delaware Common Stock represented by such certificate

PLAN AND AGREEMENT OF MERGER	PAGE 3

immediately prior to the Effective Time have been converted pursuant to Section 2.1 hereof. The registered owner of any Delaware Certificate outstanding immediately prior to the Effective Time, as such owner appears in the books and records of FL Delaware or its transfer agent immediately prior to the Effective Time, shall, until such certificate is surrendered for transfer or exchange, have and be entitled to exercise any voting and other rights with respect to and to receive any dividends or other distributions on the Indiana Class A Shares or Indiana Class B Shares into which the shares represented by any such certificate have been converted pursuant to Section 2.1 hereof.

     Section 2.3 Exchange of Certificate. Each holder of a Delaware Certificate shall, upon the surrender of such certificate to the Surviving Corporation or its transfer agent for cancellation after the Effective Time, be entitled to receive from the Surviving Corporation or its transfer agent a certificate representing the number of Indiana Common Shares into which the shares of Delaware Common Stock represented by such certificate have been converted pursuant to Section 2.1 hereof.

     Section 2.4 Stock Options and Incentive Plans. By virtue of the Merger and without any action on the part of the holder, each right or option to purchase shares of Delaware Class A Stock granted under FL Delaware’s 1992 Employee Stock Incentive Plan and the 2002 Stock Incentive Plan (collectively, the "Plans”) or otherwise as to which FL Delaware or any of its affiliates has assumed or incurred obligations (hereinafter collectively referred to as the "Options”) which is outstanding immediately prior to the Effective Time shall be converted into and become a right or option to purchase the same number of Indiana Common Shares at the same option price per share and upon the same terms and subject to the same conditions as are in effect at the Effective Time. The Surviving Corporation shall reserve for purposes of the Options a number of Indiana Common Shares, equal to the number of shares of Delaware Common Stock reserved by FL Delaware for issuance under the Options as of the Effective Time. As of the Effective Time, FL Indiana hereby assumes FL Delaware’s Plans and Options and all obligations of FL Delaware under the Options and under such Plans.

     Section 2.5 Other Employee Benefit Plans. Upon the Effective Time, FL Indiana will assume all obligations of FL Delaware under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

Article 3. APPROVAL; AMENDMENT; ABANDONMENT; MISCELLANEOUS

     Section 3.1 Approval. This Merger Agreement shall be submitted for approval by the shareholders of FL Delaware at the annual meeting of shareholders of FL Delaware.

     Section 3.2 Amendment. Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the Constituent Corporations at any time prior to the Effective Time, except that after the approval contemplated by Section 3.01 hereof, there shall be no amendments that would (a) alter or change the amount or kind of shares to be received by shareholders in the Merger, (b) alter or change any term of the Restated Articles of Incorporation or Bylaws of the Surviving Corporation that are to take effect as of the Effective Time pursuant to Section 1.4 and Section 1.5 hereof, or (c) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class of stock of either of the Constituent Corporations.

PLAN AND AGREEMENT OF MERGER	PAGE 4

     Section 3.3 Abandonment. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of FL Indiana or FL Delaware, or both, notwithstanding approval of this Merger Agreement by the sole shareholder of FL Indiana and the shareholders of FL Delaware.

     Section 3.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and the same agreement.

     Section 3.5 Statutory Agent in Indiana. The name and address of the statutory agent of the Surviving Corporation in Indiana upon whom any process, notice or demand against FL Delaware or the Surviving Corporation may be served are:

The Finish Line, Inc.
3308 Mitthoeffer Road
Indianapolis, Indiana 46235
Attention: General Counsel

     Section 3.6 Designated Agent in Delaware. The Surviving Corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of FL Delaware, as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger, and the Surviving Corporation irrevocably appoints the Delaware Secretary of State as its agent to accept service of process in any such suit or other proceedings. A copy of such process is requested to be mailed by the Delaware Secretary of State to:

The Finish Line, Inc.
3308 Mitthoeffer Road
Indianapolis, Indiana 46235
Attention: General Counsel

[REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

PLAN AND AGREEMENT OF MERGER	PAGE 5

     IN WITNESS WHEREOF, FL Delaware and FL Indiana have caused this Merger Agreement to be signed by their respective duly authorized officers as of the date first above written.

THE FINISH LINE INDIANA CORP.
(an Indiana corporation)

By:

,

Attest:

By:

,

The Finish Line, Inc.
(a Delaware corporation)

By:

Name:

Title:

Attest:

By:

,

PLAN AND AGREEMENT OF MERGER	PAGE 6

Annex 1

RESTATED ARTICLES OF INCORPORATION

OF

THE FINISH LINE, INC.

     The undersigned, desiring to form a corporation (the “Corporation”) pursuant to the provisions of the Indiana Business Corporation Law (as amended from time to time, the “Act”), executes the following Articles of Incorporation.

Article 1 NAME.

     The name of the Corporation is The Finish Line, Inc.

Article 2 PURPOSES AND POWERS.

     Section 2.01 Purposes. The purposes for which the Corporation is formed are the transaction of any or all lawful business for which corporations may be incorporated under the Act.

     Section 2.02 Powers. The Corporation shall have the same powers as an individual to do all things necessary or convenient to carry out its business and affairs, including without limitation, all the powers specifically enumerated in the Act.

Article 3 TERM OF EXISTENCE.

     The period during which the Corporation shall continue is perpetual.

Article 4 REGISTERED AGENT AND REGISTERED OFFICE.

     The name of the registered agent and address of the registered office of the Corporation are:

Gary D. Cohen
3308 Mitthoeffer Road
Indianapolis, Indiana 46235

Article 5 AUTHORIZED SHARES.

     Section 5.01 Number of Shares. The total number of shares which the Corporation shall have authority to issue is One Hundred Eleven Million (111,000,000) shares.

     Section 5.02 Designation of Classes, Number and Par Value of Shares. The shares of authorized capital stock shall be divided into One Million (1,000,000) Preferred Shares, as hereinafter provided (“Preferred Shares”), and One Hundred Ten Million (110,000,000) Common Shares, as hereinafter provided (“Common Shares”).

     Section 5.03 Rights, Privileges, Limitations and Restrictions of Preferred Shares. The Board of Directors of the Corporation is vested with authority to determine and state the designations and the relative preferences, limitations, voting rights (including the number of votes, if any, per share, as well as the number of members, if any, of the Board of Directors or the percentage of members, if any, of the Board of Directors each class or series of

THE FINISH LINE, INC.	RESTATED ARTICLES OF INCORPORATION	PAGE 1

Preferred Shares may be entitled to elect), and other rights of the Preferred Shares and of each series of Preferred Shares by the adoption and filing in accordance with the Act, before the issuance of any Preferred Shares or series of Preferred Shares, of an amendment or amendments to these Articles of Incorporation as the same may, from time to time, be amended, determining the terms of such Preferred Shares or series of Preferred Shares (“Preferred Shares Designation”). All Preferred Shares of the same series shall be identical with each other in all respects. The number of authorized Preferred Shares may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the Corporation entitled to vote generally in the election of Directors (“Voting Shares”) through amendment to these Articles of Incorporation, voting as a single class, without a separate vote of the holders of the Preferred Shares or any series thereof, unless a vote of any such holders is required pursuant to the Preferred Shares Designation.

     Section 5.04 Rights, Privileges, Limitations and Restrictions of Common Shares.

     Clause 5.041 Classes. The Common Shares shall consist solely of “Class A Common Shares” and “Class B Common Shares.” The authorized number of Class A Common Shares shall be One Hundred Million (100,000,000) and the authorized number of Class B Common Shares shall be Ten Million (10,000,000); provided that the authorized number of Class A Common Shares shall be increased by any concurrent decrease determined by the Board of Directors in the authorized number of Class B Common Shares. The Board of Directors of the Corporation may authorize the issuance of Class A Common Shares and Class B Common Shares from time to time subject to the foregoing. The Board of Directors shall have no power to alter the rights with respect to Class A Common Shares or Class B Common Shares. Except as otherwise provided in these Articles of Incorporation, all Common Shares shall be identical and shall entitle the holders thereof to the same rights and privileges.

     Clause 5.042 Voting Rights. The holders of Class A Common Shares and of Class B Common Shares shall have the following voting rights:

     A. Each Class A Common Share shall entitle the holder thereof to one (1) vote on all matters submitted to a vote of the shareholders of the Corporation.

     B. Each Class B Common Share shall entitle the holder thereof to ten (10) votes on all matters submitted to a vote of the shareholders of the Corporation.

     C. Except as otherwise required by applicable law, the holders of Class A Common Shares and the holders of Class B Common Shares shall vote together as one class on all matters submitted to a vote of the shareholders of the Corporation.

     Section 5.05 Issuance of Shares. The Board of Directors has authority to authorize and direct the issuance by the Corporation of Preferred Shares and Common Shares at such times, in such amounts, to such persons, for such considerations and upon such terms and conditions as it may, from time to time, determine upon, subject only to the restrictions, limitations, conditions

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and requirements imposed by the Act, other applicable laws and these Articles of Incorporation, as the same may, from time to time, be amended.

     Section 5.06 Distributions Upon Shares. Subject to the preferences applicable to Preferred Shares outstanding at the time, the holders of Class A Common Shares and the holders of Class B Common Shares shall be entitled to receive such dividends, payable in cash or otherwise, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor, provided that each Class A Common Share and Class B Common Share shall be equal in respect of rights to dividends and other distributions in cash, shares or property of the Corporation, and provided that in the case of dividends or other distributions payable in Class A Common Shares or Class B Common Shares, including distributions pursuant to share split-ups or divisions of Class A Common Shares or Class B Common Shares which occur after the first date upon which the Corporation has issued both Class A Common Shares and Class B Common Shares, only Class A Common Shares shall be distributed with respect to Class A Common Shares and only Class B Common Shares shall be distributed with respect to Class B Common Shares, unless the Board of Directors of the Corporation determines in its discretion that it is more desirable to distribute Class A Common Shares with respect to Class B Common Shares, in which case Class A Common Shares shall be distributed with respect to Class B Common Shares, provided that the number of Class A Common Shares that shall be distributed with respect to Class B Common Shares shall be equal to the number of Class B Common Shares that otherwise would have been distributed.

     Section 5.07 Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of the Common Shares shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and of all shares having priority over the Common Shares, to share ratably in the remaining net assets of the Corporation. If, upon such dissolution, liquidation or winding up, the assets of the Corporation distributable as aforesaid among the holders of all shares having priority over Common Shares shall be insufficient to permit full payment to them of said preferential amounts, then such assets shall be distributed ratably among the holders of shares having priority over Common Shares in proportion to the respective total amounts that they shall be entitled to receive as provided in this Section 5.07.

     Section 5.08 Class B Common Shares.

     Clause 5.081 Transfer of Class B Shares.

     A. Except as provided in paragraph (B) of this Clause 5.081, no person holding Class B Common Shares or any beneficial interest therein (a “Class B Holder”) may voluntarily or involuntarily transfer (including without limitation the power to vote the Class B Shares by proxy or otherwise), sell, assign, devise or bequeath any of such Class B Holder’s interest in his or her Class B Shares, and the Corporation and the transfer agent for the Class B Common Shares, if any (the “Transfer Agent”), shall not register the transfer of Class B Common Shares, whether by sale, grant of proxy, assignment, gift, devise, bequest, appointment or otherwise, except to a “Permitted Transferee” of a Class B Holder, which term shall include the Corporation and shall have the following additional meanings in the following cases:

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     (i) In the case of a Class B Holder who is a natural person holding record and beneficial ownership of the Class B Common Shares in question, “Permitted Transferee” means: (a) the spouse of the Class B Holder (the “Spouse”); (b) a lineal descendant of a great grandparent of the Class B Holder or of the Spouse (a “Descendant”); (c) the trustee of a trust (including a voting trust) for the benefit of the Class B Holder, the Spouse, other Descendants, or an organization contributions to which are deductible for federal income, estate or gift tax purposes (a “Charitable Organization”), and for the benefit of no other person; provided that the trust may grant a general or special power of appointment to the Spouse or to the Descendants and may permit trust assets to be used to pay taxes, legacies and other obligations of the trust or of the estate of the Class B Holder payable by reason of the death of the Class B Holder or the death of the Spouse or a Descendant, and that the trust (subject to the grant of a power of appointment as provided above) must prohibit transfer of Class B Common Shares or a beneficial interest therein to persons other than Permitted Transferees as defined in subparagraph (ii) of this Clause 5.081(A) (a “Trust”); (d) a Charitable Organization established by the Class B Holder or a Descendant; (e) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, of which the Class B Holder is a participant or beneficiary, provided that the Class B Holder is vested with the power to direct the investment of funds deposited into such Individual Retirement Account and to control the voting of securities held by the Individual Retirement Account (an “IRA”); (f) a pension, profit sharing, stock bonus or other type of plan or trust of which the Class B Holder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code, provided that the Class B Holder is vested with the power to direct the investment of funds deposited into such plan or trust and to control the voting of securities held by such plan or trust, (a “Plan”); (g) a corporation all of the outstanding capital stock of which is owned by, or a partnership or limited liability company all of the partners or members of which are, the Class B Holder, the Spouse and/or other Descendants, provided that if any share (or any interest in any share) of capital stock of such a corporation (or of any survivor of a merger or consolidation of the corporation), or any partnership or membership interest in the partnership or limited liability company, is acquired by any person who is not within that class of persons, all Class B Common Shares then held by the corporation or partnership or limited liability company, as the case may be, shall be deemed without further act on anyone’s part to be converted into Class A Common Shares and share certificates formerly representing such Class B Common Shares shall thereupon and thereafter be deemed to represent the like number of Class A Common Shares in the manner set forth in Clause 5.082(B) hereof; and (h) in the event of the death of the Class B Holder, the Class B Holder’s estate and heirs.

     (ii) In the case of a Class B Holder holding the Class B Common Shares in question as trustee of an IRA, a Plan or a Trust other

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than a Trust described in subparagraph (iii) of this Clause 5.081(A), “Permitted Transferee” means: (a) any participant in or beneficiary of the IRA, the Plan or the Trust, or the person who transferred the Class B Common Shares to the IRA, the Plan or the Trust, and (b) a Permitted Transferee of any person or persons determined pursuant to subparagraph (i) of this Clause 5.081(A).

     (iii) In the case of a Class B Holder holding the Class B Common Shares in question as trustee pursuant to a Trust which was irrevocable on the Record Date (as defined below), “Permitted Transferee” means any person as of the Record Date to whom or for whose benefit principal may be distributed either during or at the end of the term of the Trust whether by power of appointment or otherwise. For purposes of this Section 5.08 of these Articles of Incorporation, there shall be one “Record Date,” which date shall be the record date for determining the persons to whom the Class B Common Shares are first distributed by the Corporation.

     (iv) In the case of a Class B Holder holding record (but not beneficial) ownership of the Class B Common Shares in question as nominee for the person who was the beneficial owner thereof on the Record Date, “Permitted Transferee” means the beneficial owner and a Permitted Transferee of the beneficial owner determined pursuant to subparagraphs (i), (ii), (iii), (v), or (vi) of this Clause 5.081(A), as the case may be.

     (v) In the case of a Class B Holder that is a partnership or limited liability company holding record and beneficial ownership of the Class B Common Shares in question, “Permitted Transferee” means any partner of the partnership, provided that the partner or member was a partner or member in the partnership or limited liability company at the time it first became a Class B Holder.

     (vi) In the case of a Class B Holder that is a corporation, other than a Charitable Organization described in Clause 5.081(A)(i)(d), holding record and beneficial ownership of the Class B Common Shares in question (a “Corporate Holder”), “Permitted Transferee” means (a) any shareholder of the Corporate Holder as of the Record Date or any Permitted Transferee of any shareholder determined pursuant to Clause 5.081(A)(i); and (b) the survivor (the “Survivor”) of a merger or consolidation of the Corporate Holder, so long as the Survivor is controlled, directly or indirectly, by those shareholders of the Corporate Holder who were shareholders of the Corporate Holder as of the Record Date or any Permitted Transferees of the shareholders determined pursuant to Clause 5.081(A)(i).

     (vii) In the case of a Class B Holder that is the estate of a deceased Class B Holder, or which is the estate of a bankrupt or insolvent Class B Holder, and provided the deceased, bankrupt or insolvent Class B Holder, as the case may be, held record and beneficial ownership of the Class B Common Shares in question, “Permitted

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Transferee” means a Permitted Transferee of the deceased, bankrupt or insolvent Class B Holder as determined pursuant to subparagraphs (i), (v) or (v) of this Clause 5.081(A), as the case may be.

     (viii) In the case of any Class B Holder who desires to make a bona fide gift, “Permitted Transferee” means any other Class B Holder or its Permitted Transferee.

     B. Notwithstanding anything to the contrary set forth herein, any Class B Holder may pledge the Holder’s Class B Common Shares to a pledgee pursuant to a bona fide pledge of the             shares as collateral security for indebtedness due to the pledgee, provided that the shares shall not be transferred to, registered in the name of or voted by the pledgee and shall remain subject to the provisions of this Clause 5.081. In the event of foreclosure or other similar action by the pledgee, the pledged Class B Common Shares may only be transferred to a Permitted Transferee of the pledgor or converted into Class A Common Shares, as the pledgee may elect.

     C. For purposes of this Clause 5.081:

     (i) The relationship of any person that is derived by or through legal adoption shall be considered a natural relationship.

     (ii) Each joint owner of shares or owner of a community property interest in Class B Common Shares shall be considered a “Class B Holder” of such shares.

     (iii) A minor for whom Class B Common Shares are held pursuant to a Uniform Transfer to Minors Act or similar law shall be considered a Class B Holder of such shares.

     (iv) Unless otherwise specified, the term “person” means and includes natural persons, corporations, partnerships, limited liability companies, unincorporated associations, firms, joint ventures, trusts and all other entities.

     D. Except as otherwise provided in Clause 5.082B, any purported transfer of Class B Common Shares not permitted hereunder shall be void and of no effect, and the purported transferee shall have no rights as a shareholder of the Corporation and no other rights against or with respect to the Corporation. The Corporation may, as a condition to the transfer or the registration of transfer of Class B Common Shares to a purported Permitted Transferee, require the furnishing of affidavits or other proof as it deems necessary to establish that the transferee is a Permitted Transferee. The certificate representing Class B Common Shares shall be endorsed with a legend that states that Class B Common Shares are not transferable other than to certain transferees and are subject to certain restrictions as set forth in the Articles of Incorporation filed by the corporation with the Secretary of State of the State of Indiana.

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     Clause 5.082 Conversion of Class B Common Shares.

     A. Each Class B Common Share, at the option of its holder, may at any time be converted into one (1) fully paid and nonassessable Class A Common Share, subject to adjustment as set forth in paragraph E of this Clause 5.082. Such right shall be exercised by the surrender of the certificate representing the Class B Common Share to be converted to the Corporation at any time during normal business hours at the principal executive offices of the Corporation or at the office of the Transfer Agent, accompanied by a written notice of the election by the holder thereof to convert and (if so required by the Corporation or the Transfer Agent) by instruments of transfer, in form satisfactory to the Corporation and to the Transfer Agent, duly executed by the holder or the holder’s duly authorized attorney, and transfer tax stamps or funds therefor, if required pursuant to paragraph G of this Clause 5.082.

     B. If the beneficial ownership (as determined under Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of any Class B Common Share or any interest in any Class B Common Share changes, voluntarily or involuntarily, such that each new beneficial owner of the Class B Common Share is not a “Permitted Transferee” (as defined in Clause 5.081A hereof) of the beneficial owner of the Class B Common Share immediately prior to the change in beneficial ownership, then each Class B Common Share held by a person who is not a Permitted Transferee shall thereupon be converted automatically into one (1) fully paid and nonassessable Class A Common Share (subject to adjustment as set forth in paragraph E of this Clause 5.082). A determination by the Secretary of the Corporation that a change in beneficial ownership requires conversion under this paragraph shall be conclusive. Upon making this determination, the Secretary of the Corporation shall promptly request from the holder of record of each Class B Common Share that each holder promptly deliver, and each holder shall promptly deliver, the certificate representing each Class B Common Share to the Corporation for conversion hereunder, together with instruments of transfer, in form satisfactory to the Corporation and Transfer Agent, duly executed by the holder or the holder’s duly authorized attorney, and together with transfer tax stamps or funds therefor, if required pursuant to paragraph G of this Clause 5.082.

     C. If, on the record date for any annual meeting of shareholders, the number of Class B Common Shares then outstanding is less than five percent (5%) of the aggregate number of Class B Common Shares and Class A Common Shares then outstanding, as determined by the Secretary of the Corporation, each Class B Common Share then issued or outstanding shall thereupon be converted automatically into one (1) fully paid and nonassessable Class A Common Share (subject to adjustment as set forth in paragraph E of this Clause 5.082), and each Class B Common Share then authorized but unissued shall thereupon automatically be deemed an authorized but unissued Class A Common Share (subject to adjustment as set forth in paragraph E of this Clause 5.082). Upon making this determination, the Secretary of the Corporation shall promptly request from each holder of record of Class B Common Shares that each holder promptly deliver, and each holder shall promptly deliver, certificates representing all Class B Common

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Shares held by the holder to the Corporation for conversion hereunder, together with instruments of transfer in form satisfactory to the Corporation and Transfer Agent, duly executed by the holder or the holder’s duly authorized attorney, and together with transfer tax stamps or funds therefor, if required pursuant to paragraph G of this Clause 5.082.

     D. As promptly as practicable following the surrender for conversion of a certificate representing Class B Common Shares in the manner provided in paragraphs A, B or C, as applicable, of this Clause 5.082 and the payment in cash of any amount required by the provisions of paragraph G of this Clause 5.082, the Corporation will deliver or cause to be delivered at the office of the Transfer Agent to or upon the written order of the holder of the certificate, a certificate or certificates representing the number of full shares of Class A Common Shares issuable upon conversion, issued in the name or names as the holder may direct. In the case of a conversion under paragraph A of this Clause 5.082, the conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate representing Class B Common Shares. In the case of a conversion under paragraph B of this Clause 5.082, the conversion shall be deemed to have been made on the date that the beneficial ownership of the share has changed as set forth in paragraph B. In the case of a conversion under paragraph C of this Clause 5.082, the conversion shall be deemed to have occurred immediately after the record date for the annual meeting on which the condition set forth in paragraph C is determined by the Secretary of the Corporation to have occurred. Upon the date any conversion under paragraph A of this Clause 5.082 is made, all rights of the holder of the shares as such holder shall cease, and the person or persons in whose name or names the certificate or certificates representing the Class A Common Shares are to be issued shall be treated for all purposes as having become the record holder or holders of the Class A Common Shares; provided, however, that any such surrender and payment on any date when the share transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificate or certificates representing Class A Common Shares are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which share transfer books are open. Upon the date any conversion under paragraph B of this Clause 5.082 is made, all rights of the holder of the shares as such holder shall cease and the new beneficial owner or owners of the shares shall be treated for all purposes as having become the record holder or holders of the Class A Common Shares. Upon the date any conversion under paragraph C of this Clause 5.082 is made, all rights of the holders of Class B Common Shares shall cease, and the holders shall be treated for all purposes as having become the record holders of Class A Common Shares at that time but the Class B Common Shares shall be entitled to vote at the upcoming annual meeting for which the record date was set.

     E. In the event that the Corporation shall issue Class A Common Shares to the holders of Class A Common Shares as a share dividend or share split, or in the event that the Corporation reduces the number of outstanding Class A Common Shares in a reverse share split or share combination, then the number of Class A Common Shares issuable upon conversion of a Class B

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Common Share shall be adjusted such that the holder of the Class B Common Shares shall receive the number of Class A Common Shares that such holder would have received if the conversion had occurred immediately prior to the record date for the share split, share dividend, reverse share split or share combination of the Class A Common Shares, as the case may be. In the event that the Corporation shall issue Class B Common Shares to the holders of Class B Common Shares as a share dividend or share split, or in the event that the Corporation reduces the number of outstanding Class B Common Shares in a reverse share split or share combination, then the number of Class A Common Shares issuable upon conversion of a Class B Common Share shall be adjusted such that the holder of Class B Common Shares shall receive the number of Class A Common Shares that the holder would have received if the conversion had occurred immediately prior to the record date for the share split, share dividend, reverse share split or share combination of the Class B Common Shares, as the case may be. In the event of a reclassification or other similar transaction as a result of which the Class A Common Shares are converted into another security, then the number of that security issuable upon conversion of a Class B Common Share shall be determined such that the holder of the Class B Common Shares shall receive the number of that security that the holder would have received if the conversion had occurred immediately prior to the record date of such reclassification or other similar transaction. No adjustments in respect of dividends (other than share dividends) shall be made upon the conversion of any Class B Common Share, provided, however, that if a share shall be converted subsequent to the record date for the payment of a dividend (other than a share dividend) or other distribution on Class B Common Shares but prior to payment, then the registered holder of the share at the close of business on the record date shall be entitled to receive the dividend (other than a share dividend) or other distribution payable on the share on that date notwithstanding the conversion thereof or the Corporation’s default in payment of the dividend (other than a share dividend) due on such date.

     F. The Corporation covenants that it will at all times reserve and keep available, solely for the purpose of issue upon conversion of the outstanding Class B Common Shares, such number of Class A Common Shares as shall be issuable upon the conversion of all outstanding Class B Common Shares, provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding Class B Common Shares by delivery of purchased Class A Common Shares which are held by the Corporation. The Corporation covenants that if any Class A Common Shares required to be reserved for purposes of conversion hereunder require registration with or approval of any governmental authority under any federal or state law before the Class A Common Shares may be issued upon conversion, the Corporation will cause the shares to be duly registered or approved, as the case may be. The Corporation will endeavor to list the Class A Common Shares required to be delivered upon conversion prior to such delivery upon each national securities exchange upon which the outstanding Class A Common Shares are listed at the time of such delivery. The Corporation covenants that all Class A Common Shares that shall be issued upon conversion of the fully paid and

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nonassessable Class B Common Shares will, upon issue, be fully paid and nonassessable.

     G. The issuance of certificates for Class A Common Shares upon conversion of Class B Common Shares shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any certificate is to be issued in a name other than that of the holder of the Class B Common Shares converted, then the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax that may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid.

     Section 5.09 Acquisition of Shares. The Board of Directors has authority to authorize and direct the acquisition by the Corporation of the issued and outstanding Preferred Shares and Common Shares at such times, in such amounts, from such persons, for such considerations, from such sources and upon such terms and conditions as it may, from time to time, determine upon, subject only to the restrictions, limitations, conditions and requirements imposed by the Act, other applicable laws and these Articles of Incorporation, as the same may, from time to time, be amended.

     Section 5.10 No Pre-emptive Rights. The holders of the Common Shares and the holders of the Preferred Shares or any series of the Preferred Shares shall have no pre-emptive rights to subscribe to or purchase any Common Shares, Preferred Shares or other securities of the Corporation.

     Section 5.11 Record Ownership of Shares or Rights. The Corporation, to the extent permitted by law, shall be entitled to treat the person in whose name any share or right of the Corporation is registered on the books of the Corporation as the owner thereof for all purposes, and shall not be bound to recognize any equitable or any other claim to, or interest in, such share or right on the part of any other person, whether or not the Corporation shall have notice thereof.

Article 6 DIRECTORS.

     Section 6.01 Number. The number of directors of the Corporation shall be as specified in the Bylaws of the Corporation, as the same may be amended from time to time. Notwithstanding the foregoing, during any period in which the holders of any one or more series of Preferred Shares, voting as a class, shall be entitled to elect a specified number of directors by reason of dividend arrearages or other contingencies giving them the right to do so, then and during such time as such right continues, (A) the then otherwise authorized number of directors shall be increased by such specified number of directors and the holders of the series of Preferred Shares, voting as a class, shall be entitled to elect such specified number of directors in accordance with the provisions of the Preferred Shares; (B) each additional director shall serve until the next annual meeting at which the term of office of his or her class shall expire and until his or her successor shall be elected and shall qualify, or until his or her right to hold such office terminates pursuant to the provisions of the Preferred Shares or series, whichever occurs earlier. Whenever the holders of a series of Preferred Shares are divested of the right to elect directors pursuant to the provisions of the Preferred Shares or series, the terms of office of all directors elected by the holders of the series of Preferred Shares pursuant to such provisions, or elected to fill any vacancies resulting from the death, resignation or removal of directors so elected by the

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holders of the Preferred Shares or series, shall forthwith terminate and the authorized number of directors shall be reduced accordingly.

     Section 6.02 No Cumulative Voting. There shall be no cumulative voting by shareholders of any class or series in the election of directors of the Corporation.

     Section 6.03 Removal. Subject to the rights of the holders of any series of Preferred Shares then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only upon the affirmative vote of a majority of the Board of Directors whose removal is not sought and the affirmative vote of the holders of a majority of the voting power of all of the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class. For purposes of this Section 6.03, removal for cause shall be limited to matters relating to a director’s personal dishonesty, willful misconduct or breach of fiduciary duty involving personal profit.

     Section 6.04 Shareholder Nomination of Director Candidates and Introduction of Business. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the Corporation’s Bylaws.

     Section 6.05 Liability of Directors. To the fullest extent permitted by law, no director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for his or her conduct as a director except to the extent provided in I.C. §23-1-35-1 as of July 1, 2004. No amendment or repeal of this Section nor the adoption of any provision of the Articles of Incorporation inconsistent with this Section nor a change in law shall adversely affect any right or protection of a director which is based upon this Section and arises from conduct that occurred prior to the time of the amendment, repeal, adoption or change. If the Act is amended, after July 1, 2004 to authorize corporate action further eliminating or limiting the personal liability of directors of the Corporation, then the liability of directors of the Corporation shall immediately on the effective date of that amendment be eliminated or limited to the fullest extent permitted by the Act as so amended.

Article 7 INCORPORATOR.

     The name and post office address of the Incorporator of the Corporation are as follows:

Gary D. Cohen
3308 Mitthoeffer Road
Indianapolis, IN 46235

Article 8 PROVISIONS FOR REGULATION OF BUSINESS AND CONDUCT OF AFFAIRS OF CORPORATION.

     Section 8.01 Amendments of Articles of Incorporation. Except as otherwise expressly provided in Section 8.02 hereof, the Corporation reserves the right to increase or decrease the number of its authorized shares, or any class or series thereof, and to reclassify the same, and to amend, alter, change or repeal any provision contained in these Articles of Incorporation, or any amendment hereto, or to add any provision to these Articles of Incorporation or to any amendment hereto, in any manner now or hereafter prescribed or permitted by the Act or any other applicable laws, and all rights and powers conferred upon shareholders, directors and/or officers in these Articles of Incorporation, or any amendment

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hereto, are granted subject to this reserve power. No shareholder has a vested property right resulting from any provision in these Articles of Incorporation, or any amendment hereto, or authorized to be in the Bylaws of the Corporation or these Articles of Incorporation by the Act, including, without limitation, provisions relating to management, control, capital structure, dividend entitlement, or purpose or duration of the Corporation.

     Section 8.02 Certain Amendments. Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of the Corporation to the contrary and notwithstanding that a lesser vote or no vote may be specified by law, but, in addition to any affirmative vote of the holders of any particular class or series of the Corporation’s shares required by law or any Preferred Share Designation:

     Clause 8.021 the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding voting shares, voting together as a single class, shall be required to alter, amend or repeal Section 8.04 or Article 9;

     Clause 8.022 the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then outstanding voting shares, voting together as a single class, shall be required to alter, amend or repeal any other provision in these Articles of Incorporation;

provided, however, that the amendment shall require only the affirmative vote as is required by law and any other provisions of these Articles of Incorporation or the Bylaws of the Corporation if the amendment shall have been approved by at least two-thirds (2/3) of the members of the Board of Directors and, if there is an Interested Shareholder, two-thirds (2/3) of the Continuing Directors; provided, however, that this condition shall not be capable of satisfaction unless there are at least three (3) Continuing Directors.

     Section 8.03 Action by Shareholders. Meetings of the shareholders of the Corporation shall be held at such place, within or without the State of Indiana, as may be specified in the Bylaws of the Corporation or in the respective notices, or waivers of notice, thereof. No shareholder action may be taken by written consent.

     Section 8.04 Regulation of Certain Transactions. The following provisions are intended to establish procedures to regulate transactions that would, when consummated, result in a change in control of the Corporation as authorized by IC 23-1-22-4. If there is an Interested Shareholder (as that term is defined in Clause 9.037) then:

     Clause 8.041 Any proposal by the Board of Directors to remove a director shall require, in addition to the affirmative vote of a majority of the Board of Directors, a majority of the Continuing Directors (as that term is defined in Clause 9.034).

     Clause 8.042 Any amendment to the Bylaws of the Corporation to provide that Chapter 42 of the Act (Control Share Acquisitions) shall not apply shall require the approval of a majority of the Continuing Directors in addition to any other approval required to amend the Bylaws.

     Clause 8.043 Any other amendment to the Bylaws of the Corporation shall require the approval of a majority of the Continuing Directors in addition to any other approval required to amend the Bylaws.

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Clause 8.044 A proposal by the Board of Directors to amend the Articles of Incorporation of the Corporation shall require, in addition to approval of the Board of Directors, the affirmative vote of a majority of the Continuing Directors; provided, however, that this condition shall not be capable of satisfaction unless there are at least three (3) Continuing Directors.

Article 9 PROVISIONS FOR CERTAIN BUSINESS COMBINATIONS.

     Section 9.01 Vote Required.

     Clause 9.011 Higher Vote for Certain Business Combinations. Unless (A) the transaction was approved by a majority of the Continuing Directors (as hereinafter defined) before the Interested Shareholder (as hereinafter defined) became an Interested Shareholder, or (B) (i) the purchase of shares made by the Interested Shareholder was approved by a majority of the Continuing Directors before the date the person became an Interested Shareholder and (ii) the transaction was approved by a majority of the Continuing Directors before the transaction was consummated, then in addition to any affirmative vote required by Chapter 43 of the Act or as otherwise required by law or by these Articles of Incorporation, and except as otherwise expressly provided in Section 9.02 of this Article 9:

(1)	any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (A) any Interested Shareholder (as hereinafter defined), or (B) any other corporation, limited liability company or other entity (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Shareholder; or

(2)	any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate of any Interested Shareholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value equaling or exceeding twenty-five percent (25%) or more of the combined assets of the Corporation and its Subsidiaries; or

(3)	the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Shareholder or any Affiliate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value equaling or exceeding twenty-five percent (25%) of the combined assets of the Corporation and its Subsidiaries except pursuant to an employee benefit plan of the Corporation or any Subsidiary thereof; or

(4)	the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Shareholder or any Affiliate of any Interested Shareholder; or

(5)	any reclassification of securities (including any share split, share dividend, other distribution of shares in respect of shares, or any reverse

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share split) or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving any Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of equity or convertible securities of the Corporation or any Subsidiary which is Beneficially Owned (as hereinafter defined) directly or indirectly by any Interested Shareholder or any Affiliate of any Interested Shareholder

shall require the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding voting shares, voting together as a single class. This affirmative vote shall be required notwithstanding that any other provisions of these Articles of Incorporation, or Chapter 43 of the Act or any other provision of law, or any Preferred Share Designation, or any agreement with any national securities exchange or otherwise might otherwise permit a lesser vote or no vote.

     Clause 9.012 Definition of “Business Combination.” The term “Business Combination” as used in this Article 9 shall mean any transaction which is referred to in any one or more of paragraphs (1) through (5) of Clause 9.011 of this Section 9.01.

     Section 9.02 When Higher Vote is Not Required. The provisions of Section 9.01 of this Article 9 shall not be applicable to any particular Business Combination, and that Business Combination shall require only the affirmative vote as is required by Chapter 43 of the Act, any other provision of law, any other provision of these Articles of Incorporation and any Preferred Share Designation and the passage of the five (5) year period specified in IC 23-1-43-18(a), if, in the case of a Business Combination that does not involve any cash or other consideration being received by the shareholders of the Corporation, solely in their capacity as shareholders of the Corporation, the condition specified in the following Clause 9.021 is met or, in the case of any other Business Combination, the conditions specified in either of the following Clause 9.021 or Clause 9.022 are met:

     Clause 9.021 Approval by Continuing Directors. The Business Combination shall have been approved by a majority of the Continuing Directors (as hereinafter defined); provided, however, that this condition shall not be capable of satisfaction unless there are at least three Continuing Directors.

     Clause 9.022 Price and Procedure Requirements. All of the following conditions shall have been met:

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(1)	The consideration to be received by holders of a particular class (or series) of outstanding shares (including Common Shares) shall be in cash or in the same form as the Interested Shareholder or any of its Affiliates has previously paid for shares of such class (or series). If the Interested Shareholder or any of its Affiliates has paid for shares of any class (or series) with varying forms of consideration, the form of consideration to be received per share by holders of shares of such class (or series) shall be either cash or the form used to acquire the largest number of shares of such class (or series) previously acquired by the Interested Shareholder.

(2)	The aggregate amount of (x) the cash and (y) the Fair Market Value as of the date (the “Consummation Date”) of the consummation of the Business Combination, of the consideration other than cash to be received per share by holders of Common Shares in the Business Combination shall be at least equal to the higher of the following (in each case appropriately adjusted in the event of any share dividend, share split, combination of shares or similar event):

(a)	(if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by the Interested Shareholder or any of its Affiliates for any Common Shares acquired by them within the two-year period immediately prior to the date of the first public announcement of the proposal of the Business Combination (the “Announcement Date”) or in any transaction in which the Interested Shareholder became an Interested Shareholder, whichever is higher; plus, in either case, interest compounded annually from the earliest date on which the highest per share acquisition price was paid through the Consummation Date at the rate for one year United States Treasury obligations from time to time in effect; less the aggregate amount of any cash dividends paid and the Fair Market Value of any dividends paid other than in cash, per common share since the earliest date, up to the amount of the interest; and

(b)	the Fair Market Value per share of Common Shares on the Announcement Date or on the date on which the Interested Shareholder became an Interested Shareholder (the “Determination Date”), whichever is higher; plus, in either case, interest compounded annually from the earliest date on which the highest per share acquisition price was paid through the Consummation Date at the rate for one year United States Treasury obligations from time to time in effect; less the aggregate amount of any cash dividends paid and the Fair Market Value of any dividends paid other than in cash, per common share since the earliest date, up to the amount of the interest.

(3)	The aggregate amount of (x) the cash and (y) the Fair Market Value, as of the Consummation Date, of the consideration other than cash to be received per share by holders of shares of any class (or series), other than

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Common Shares, of outstanding shares of the Corporation shall be at least equal to the highest of the following (in each case appropriately adjusted in the event of any share dividend, share split, combination of shares or similar event), it being intended that the requirements of this subparagraph (3) shall be required to be met with respect to every such class (or series) of outstanding shares whether or not the Interested Shareholder or any of its Affiliates has previously acquired any shares of a particular class (or series):

(a)	(if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by the Interested Shareholder or any of its Affiliates for any shares of such class (or series) acquired by them within the two-year period immediately prior to the Announcement Date or in any transaction in which it became an Interested Shareholder, whichever is higher; plus, in either case, interest compounded annually from the earliest date on which the highest per share acquisition price was paid through the Consummation Date at the rate for one year United States Treasury obligations from time to time in effect; less the aggregate amount of any cash dividends paid and the Fair Market Value of any dividends paid other than in cash, per common share since the earliest date, up to the amount of the interest;

(b)	the Fair Market Value per share of such class (or series) on the Announcement Date or on the Determination Date, whichever is higher; plus, in either case, interest compounded annually from the earliest date on which the highest per share acquisition price was paid through the Consummation Date at the rate for one year United States Treasury obligations from time to time in effect; less the aggregate amount of any cash dividends and the Fair Market Value of any dividends paid other than in cash, per common share since the earliest date, up to the amount of the interest; and

(c)	(if applicable) the highest preferential amount per share, if any, to which the holders of shares of such class (or series) would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; plus the aggregate amount of any dividends declared or due as to which the holders are entitled before payment of dividends on some other class or series of shares (unless the aggregate amount of the dividends is included in the preferential amount).

(4)	After such Interested Shareholder has become an Interested Shareholder and prior to the consummation of such Business Combination: (a) except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding Preferred Shares; (b) there shall have been (i) no reduction in the annual rate of dividends paid on the Common Shares (except as necessary to

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reflect any subdivision of the Common Shares), except as approved by a majority of the Continuing Directors, and (ii) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse share split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding Common Shares, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (c) neither such Interested Shareholder nor any of its Affiliates shall have become the beneficial owner of any additional voting shares except as part of the transaction which results in such Interested Shareholder becoming an Interested Shareholder; provided, however, that no approval by Continuing Directors shall satisfy the requirements of this subparagraph (4) unless at the time of such approval there are at least three Continuing Directors.

(5)	After such Interested Shareholder has become an Interested Shareholder, such Interested Shareholder and any of its Affiliates shall not have received the benefit, directly or indirectly (except proportionately, solely in such Interested Shareholder’s or Affiliate’s capacity as a Shareholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

(6)	A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Exchange Act, rules or regulations) shall be mailed to all shareholders of the Corporation at least thirty (30) days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Exchange Act or subsequent provisions).

(7)	Such Interested Shareholder shall have provided the Corporation with such information as shall have been requested pursuant to Section 9.05 of this Article 9 within the time period set forth therein.

Section 9.03 Certain Definitions. For the purposes of this Article 9:

     Clause 9.031 “Affiliate” or “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.

     Clause 9.032 A person shall be a “beneficial owner” of any voting shares and the voting shares shall be “Beneficially Owned” by the person:

     (i) which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934; or

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     (ii) which such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (however, a person is not considered the beneficial owner of shares tendered under a tender or exchange offer made by the person or any of the person’s Affiliates or Associates until the tendered shares are accepted for purchase or exchange), or (b) the right to vote pursuant to any agreement, arrangement or understanding (but neither such person nor any such Affiliate or Associate shall be deemed to be the beneficial owner of any voting shares solely by reason of a revocable proxy granted for a particular meeting of shareholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such person nor any such Affiliate or Associate is otherwise deemed the beneficial owner); or

     (iii) which are beneficially owned, directly or indirectly, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (other than solely by reason of a revocable proxy as described in subparagraph (ii) of this Clause 9.032) or disposing of any voting shares; provided, however, that in the case of any employee stock ownership or similar plan of the Corporation or of any Subsidiary in which the beneficiaries thereof possess the right to vote any voting shares held by such plan, no such plan nor any trustee with respect thereto (nor any Affiliate of such trustee), solely by reason of such capacity of such trustee, shall be deemed, for any purpose hereof, to beneficially own any voting shares held under any such plan.

     Clause 9.033 In the event of any Business Combination in which the Corporation survives, the phrase “consideration other than cash to be received” as used in Clause 9.022(2) and Clause 9.022(3) of Section 9.02 of this Article 9 shall include the Common Shares and/or the shares of any other class (or series) of outstanding shares retained by the holders of those shares.

     Clause 9.034 “Continuing Director” for purposes of this Article 9 means any member of the Board of Directors of the Corporation who is unaffiliated with the Interested Shareholder and was a member of the Board prior to the time that the Interested Shareholder became an Interested Shareholder, and any director who is thereafter chosen to fill any vacancy on the Board of Directors or who is elected and who, in either event, is unaffiliated with the Interested Shareholder and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Continuing Directors then on the Board.

     Clause 9.035 “Fair Market Value” means: (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share on the composite tape for New York Stock Exchange listed shares, or, if the shares are not quoted on the composite tape, on the New York Stock Exchange, or, if the shares are not listed on such Exchange, on the principal United States securities exchange

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registered under the Securities Exchange Act of 1934, as amended, on which the shares are listed, or, if the shares are not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share as determined by the Board in accordance with Section 9.04 of this Article 9, in each case with respect to any class of shares, appropriately adjusted for any dividend or distribution in shares or any combination or reclassification of outstanding shares into a smaller number of shares; and (ii) in the case of property other than cash or shares, the fair market value of such property on the date in question as determined by the Board in accordance with Section 9.04 of this Article 9.

     Clause 9.036 Reference to “highest per share price” shall in each case with respect to any class of shares reflect an appropriate adjustment for any dividend or distribution in shares or any share split or reclassification of outstanding shares into a greater number of shares or any combination or reclassification of outstanding shares into a smaller number of shares.

     Clause 9.037 “Interested Shareholder” means any person (other than the Corporation, any Subsidiary or any person who would otherwise be deemed to be an Interested Shareholder on the date on which these Restated Articles of Incorporation became effective) who or which:

     (i) is the beneficial owner (as hereinafter defined), directly or indirectly, of ten percent (10%) or more of the voting power of the outstanding voting shares; or

     (ii) is an Affiliate or an Associate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of ten percent (10%) or more of the voting power of the then outstanding voting shares; or

     (iii) is an assignee of or has otherwise succeeded to any voting shares which were at any time within the two-year period immediately prior to the date in question Beneficially Owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

     Clause 9.038 For the purposes of determining whether a person is an Interested Shareholder pursuant to Clause 9.037 of this Section 9.03, the number of voting shares deemed to be outstanding shall include shares deemed owned through application of Clause 9.032 of this Section 9.03 but shall not include any other unissued voting shares which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

     Clause 9.039 A “person” shall include an individual, a group acting in concert, a corporation, a partnership, an association, a limited liability company, a joint venture, a

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pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities.

     Clause 9.0310 “Subsidiary” means any corporation or limited liability company of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Shareholder set forth in Clause 9.037 of this Section 9.03, the term “Subsidiary” shall mean only a corporation or limited liability company of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

     Section 9.04 Powers of the Board of Directors. A majority of the total number of directors of the Corporation, but only if a majority of the directors shall then consist of Continuing Directors or, if a majority of the total number of directors shall not then consist of Continuing Directors, a majority of the then Continuing Directors, shall have the power and duty to determine, in good faith, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article 9, including, without limitation, (a) whether a person is an Interested Shareholder, (b) the number of voting shares Beneficially Owned by any person, (c) whether a person is an Affiliate or Associate of another, (d) whether the applicable conditions set forth in Clause 9.022 of Section 9.02 have been met with respect to any Business Combination, (e) the Fair Market Value of shares or other property in accordance with Clause 9.035 of Section 9.03 of this Article 9, and (f) whether the assets which are the subject of any Business Combination referred to in Clause 9.011(2) of Section 9.01 have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination referred to in Clause 9.011(3) of Section 9.01 has, an aggregate Fair Market Value equaling or exceeding twenty-five percent (25%) of the combined assets of the Corporation and its Subsidiaries.

     Section 9.05 Information to be Supplied to the Corporation. A majority of the total number of directors of the Corporation, but only if a majority of the directors shall then consist of Continuing Directors or, if a majority of the total number of directors shall not then consist of Continuing Directors, a majority of the then Continuing Directors, shall have the right to demand that any person who it is reasonably believed is an Interested Shareholder (or holder of record of voting shares Beneficially Owned by any Interested Shareholder) supply the Corporation with complete information as to (i) the record owner(s) of all shares Beneficially Owned by such person who it is reasonably believed is an Interested Shareholder, (ii) the number of, and class or series of, shares Beneficially Owned by such person who it is reasonably believed is an Interested Shareholder and held of record by each such record owner and the number(s) of the certificate(s) evidencing such shares, and (iii) any other factual matter relating to the applicability or effect of this Article 9, as may be reasonably requested of such person, and such person shall furnish such information within ten (10) days after receipt of such demand.

     Section 9.06 No Effect on Fiduciary Obligations of Interested Shareholders. Nothing contained in this Article 9 shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

     Section 9.07 Redemption of Shares Acquired in Control Share Acquisitions. If and whenever the provisions of Chapter 42 of the Act apply to the Corporation, the Corporation is authorized to redeem its securities pursuant to IC 23-1-42-10.

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Article 10 INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES.

     Section 10.01 Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer, of another corporation, partnership, joint venture, limited liability company, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if:

     (i) he or she acted (or failed to take action) in good faith; and

     (ii) he or she reasonably believed his or her conduct was in the Corporation’s best interest or was at least not opposed to the best interests of the Corporation; and

     (iii) in the case of a criminal proceeding, he or she either: (a) had reasonable cause to believe his or her conduct was lawful; or (b) had no reason to believe his or her conduct was unlawful.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, be determinative that the person did not meet the standard of conduct specified in this Article 10.

     Section 10.02 Successful Defense. To the extent that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 10.01 hereof or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

     Section 10.03 Determination that Indemnification is Proper. Any indemnification of a director or officer of the Corporation under Section 10.01 hereof (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Section 10.01 hereof. Any indemnification of an employee or agent of the Corporation under Section 10.01 hereof (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 10.01 hereof. Any such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are not at the time parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, by a majority vote of a committee (designated by the board of directors) consisting of two (2) or more

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directors not at the time parties to the proceeding, (iii) by special legal counsel in a written opinion, or (iv) by the shareholders.

     Section 10.04 Advance Payment of Expenses. Expenses incurred by a director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding if: (i) the Corporation receives a written affirmation of the director or officer’s good faith belief that the director or officer has met the standard of care described in Section 10.01; (ii) the Corporation receives an unconditional written undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article; and (iii) a determination is made that the facts known to those making the determination would not preclude indemnification under this Article. The expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may authorize the Corporation’s counsel to represent the director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

     Section 10.05 Procedure for Indemnification of Directors and Officers. Any indemnification of a director or officer of the Corporation under Section 10.01 and Section 10.02 or advance of costs, charges and expenses to a director or officer under Section 10.04 shall be made promptly, and in any event within thirty (30) days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within sixty (60) days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty (30) days, the right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction. The person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expense under Section 10.04 of this Article where the required affirmation and undertaking, if any, have been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 10.01 of this Article, but the burden of proving this defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 10.01 of this Article 10, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     Section 10.06 Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of the Act are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit, or proceeding previously or thereafter

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brought or threatened based in whole or in part upon any such state of facts. This contract right may not be modified retroactively without the consent of the director, officer, employee or agent.

     The indemnification provided by this Article 10 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 10.07 Severability. If this Article 10 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

     Section 10.08 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by the individual in that capacity or arising from the individual’s status as a director, officer, employee or agent, whether or not the Corporation would have power to indemnify the individual against the same liability under this Article.

     Section 10.09 Additional Definitions. For purposes of this Article, references to the “Corporation” shall include any domestic or foreign predecessor entity of the Corporation in a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

     For purposes of this Article, serving an employee benefit plan at the request of the Corporation shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by such director or officer with respect to an employee benefit plan, its participants, or beneficiaries. A person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” referred to in this Article.

     For purposes of this Article, “party” includes any individual who is or was a plaintiff, defendant or respondent in any action, suit or proceeding, or who is threatened to be made a named defendant or respondent in any action, suit or proceeding.

     For purposes of this Article, “official capacity,” when used with respect to a director, shall mean the office of director of the Corporation; and when used with respect to an individual other than a director, shall mean the office in the Corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the Corporation. “Official capacity” does not include service for any other foreign or domestic

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corporation or limited liability company or any partnership, joint venture, trust, employee benefit plan, or other enterprise, whether for profit or not.

     Section 10.10 Business Expense. Any payments made to any indemnified party under this Article or under any other right to indemnification shall be deemed to be an ordinary and necessary business expense of the Corporation, and payment thereof shall not subject any person responsible for the payment, or the Board of Directors, to any action for corporate waste or to any similar action.

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Annex 2

BYLAWS

OF

THE FINISH LINE, INC.

Article 1. GENERAL PROVISIONS, DEFINITIONS AND CONSTRUCTION

     Section 1.1 Bylaws. This instrument constitutes the code of bylaws (the “Bylaws”) of The Finish Line, Inc., an Indiana corporation (the “Corporation”).

     Section 1.2 Adoption by Board. These Bylaws have been adopted by the Board of Directors (the “Board” or the “Board of Directors”) of the Corporation.

     Section 1.3 Corporation Law. As used throughout these Bylaws, the “Corporation Law” means the Indiana Business Corporation Law, as amended.

     Section 1.4 Capitalized Terms. Certain terms are defined in these Bylaws and are capitalized to indicate that they are defined terms. Certain titles of officers or official bodies of the Corporation are also presented as capitalized terms in these Bylaws, but without being specifically defined herein.

     Section 1.5 References to Terms. Unless otherwise expressly provided, all references in these Bylaws to words or terms such as officers, directors, board, board of directors, committees, shareholders, shares of stock or other securities, meetings, articles of incorporation, minutes of meetings, consents, records, or other persons, positions, actions or documents, whether the references in these Bylaws are to words or terms that are capitalized or in the lower case, shall be construed as referring to the Corporation even though the words “of the Corporation” or words of similar import do not follow or modify the particular noun, verb or other subject in question.

Article 2. FISCAL YEAR AND CORPORATE SEAL

     Section 2.1 Fiscal Year. The fiscal year of the Corporation shall be the “Retail” calendar and shall end on the Saturday closest to the last day of February.

     Section 2.2 Seal. The Board may cause the Corporation to obtain and use a corporate seal, in such design as shall be designated by the Board, but the failure of the Board to cause the Corporation to obtain or use a corporate seal shall not affect in any way the validity or effect of any document issued or executed, or any action taken, by the Corporation.

Article 3. SHARES

     Section 3.1 Consideration for Shares. The Board may authorize the Corporation to issue its shares or other securities (collectively referred to in these Bylaws as “shares”) for consideration consisting of any tangible or intangible property or benefit to the Corporation, including, but not limited to, cash, promissory notes, services performed, contracts for services to be performed, or other securities of the Corporation. However, if shares are issued for promissory notes or for promises to render services in the future, the Corporation shall report in writing to the shareholders the number of shares authorized to be so issued with or before notice

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of the next shareholders’ meeting. In the absence of actual fraud in the transaction, the judgment of the Board as to the value of such property, labor, or services received as consideration for shares, or the value placed by the Board upon the Corporation’s assets in the event of a share dividend, shall be conclusive.

     Section 3.2 Subscriptions for Shares. Subscriptions for shares shall be paid to the Corporation at such time or times, in such installments or calls, and upon such terms, as shall be determined, from time to time, by the Board. Any call made by the Board for payment on subscriptions shall be uniform, so far as practicable, as to all shares of the same class or as to all shares of the same series, as the case may be, unless the subscription agreements provide otherwise.

     Section 3.3 Payment for Shares. When payment of the consideration for which shares were authorized to be issued shall have been received by the Corporation, the shares shall be fully paid and not liable to any further call or assessment, and the holder thereof shall not be liable for any further payments thereon.

     Section 3.4 Certificates for Shares. Unless the Board shall, by resolution, authorize the issuance of uncertificated shares, each shareholder shall be entitled to a certificate, signed by the President and Secretary (or other appropriate officers), stating: (i) the name of the Corporation and a statement that it is organized under the laws of the State of Indiana, (ii) the name of the registered holder, (iii) the number of shares represented thereby and the kind and class thereof, and (iv) whether the shares have been fully paid and are nonassessable. If such certificate is countersigned by the written signature of a transfer agent other than the Corporation or its employee, the signatures of the officers of the Corporation may be facsimiles. If such certificate is countersigned by the written signature of a registrar other than the Corporation or its employee, the signatures of the transfer agent and the officers of the Corporation may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if the person were such officer, transfer agent or registrar at the date of its issue. Certificates for shares shall be in such form as the Board may, from time to time, by resolution approve.

     Section 3.5 Transfer of Shares. Subject to the Articles of Incorporation and any applicable shareholder agreement or other instruments restricting the transfer of shares, the shares shall be transferable on the books of the Corporation upon surrender of the certificate or certificates representing the shares and upon compliance with or satisfaction of the following requirements:

     (a) The certificate(s) must be properly endorsed by the registered holder or the holder’s duly authorized attorney-in-fact.

     (b) The endorsement or endorsements must be witnessed by one witness unless this requirement is waived in writing upon the form of endorsement by the President, a Vice President, or the Secretary.

     (c) The Corporation must not have notice of any adverse claims or must have discharged any duty to inquire into any such claims of which it does have notice.

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     (d) The requirements of any applicable law relating to the collection of taxes must be satisfied.

     (e) Any other reasonable requirements imposed by the Corporation, not inconsistent with the relevant law, must be satisfied.

     Section 3.6 Transfer Agents and Registrars. The Corporation may have one or more transfer agents and one or more registrars of its shares, whose respective duties the Board may from time to time define. No certificate for shares shall be valid until countersigned by a transfer agent if the Corporation has a transfer agent, or until registered by a registrar if the Corporation has a registrar.

     Section 3.7 Lost, Stolen or Destroyed Certificates. When a certificate for shares has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after such holder has notice of such event, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation on account of the transfer of the shares or for a new certificate. The Corporation may issue a new certificate for shares in the place of any certificate for shares previously issued if the holder of record of the certificate previously issued does the following:

     (a) Makes proof in affidavit form that the certificate has been lost, destroyed, or wrongfully taken.

     (b) Requests the issue of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim.

     (c) If the Corporation so requires, gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation against any claim that may be made on account of the alleged loss, destruction, or theft of the certificates.

     (d) Satisfies any other reasonable requirements imposed by the Corporation.

Article 4. MEETINGS OF SHAREHOLDERS

     Section 4.1 Place of Meetings. All meetings of the shareholders shall be held at such place, within or without the State of Indiana, as may be designated by the Board. If no place is otherwise designated, the meeting shall be held at the principal office of the Corporation as the same is designated in the most recent report filed with the Secretary of State of Indiana.

     Section 4.2 Annual Meeting. The shareholders shall meet at least once each fiscal year. The annual meeting of the shareholders for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be on or before the last day of the succeeding fiscal year, with the specific date of the meeting to be set by the Board. Failure to hold the annual meeting at the designated time shall not work any forfeiture or a dissolution of the Corporation.

     Section 4.3 Special Meetings. Special meetings of the shareholders may only be called by a majority of the members of the Board.

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     Section 4.4 Record Date. The Board may, in its discretion, fix a record date that is not more than seventy (70) days prior to the date of any meeting of shareholders as the date for the determination of shareholders entitled to notice of and to vote at the meeting. All persons who are holders of record of shares at the close of business on such record date, and no others, shall be entitled to notice of and to vote at the meeting.

     Section 4.5 Addresses of Shareholders. The address of any shareholder appearing on the records of the Corporation shall be deemed to be (i) the latest address of the shareholder appearing on the records maintained by the transfer agent or registrar, as the case may be, for the class of shares held by the shareholder, if the Corporation has a transfer agent or registrar for the class of shares and the Board has provided in the resolutions appointing the transfer agent or registrar that notices of changes of address shall be given to one of those agents by the shareholders of the class, or (ii) the latest address of the shareholder appearing on the records maintained by the Secretary for the class of shares held by the shareholder if the Corporation has no transfer agent or registrar for the class of shares or if it has a transfer agent or registrar for the class of shares but the resolutions appointing the transfer agent or registrar do not provide that notices of changes of address shall be given to one of the agents by the shareholders of the class.

     Section 4.6 Notice of Meetings. Except as otherwise required by law, notice of each meeting of shareholders, whether annual or special, shall be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each shareholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to the shareholder personally, or by depositing the notice in the United States mail, in a postage prepaid envelope, directed to the shareholder at the address of the shareholder appearing on the Corporation’s records. Except as otherwise expressly required by law, no publication of any notice of a meeting of shareholders shall be required. Every notice of a meeting of shareholders shall state the place, date and hour of the meeting and, in the case of a special meeting, shall also state the purpose for which the meeting is called. Notice of any meeting of shareholders shall not be required to be given to any shareholder to whom notice may be omitted pursuant to applicable Indiana law or who shall have waived notice, and notice shall be deemed waived by any shareholder who shall attend the meeting in person or by proxy, except a shareholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of shareholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

     Section 4.7 Quorum. Except as otherwise required by law, the holders of record of a majority in voting interests of the shares of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of shareholders of the Corporation or any adjournment thereof. Subject to the requirement of a larger percentage vote, if any, contained in the Articles of Incorporation, these Bylaws or by statute, the shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding any withdrawal of shareholders that may leave less than a quorum remaining, if any action taken (other than adjournment) is approved by the vote of at least a majority in voting interest of the shares required to constitute a quorum. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the shareholders present in person or by proxy and entitled to vote thereat or, in

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the absence therefrom of all the shareholders, any officer entitled to preside at, or to act as secretary of, the meeting may adjourn such meeting from time to time. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

     Section 4.8 Voting.

     (a) Each shareholder shall, at each meeting of shareholders, be entitled to vote in person or by proxy each share of the Corporation that has voting rights on the matter in question and that shall have been held by the shareholder and registered in the shareholder’s name on the books of the Corporation:

          (i) On the date fixed as the record date for the determination of shareholders entitled to notice of and to vote at such meeting; or

          (ii) If no record date shall have been so fixed, then (a) at the close of business on the day next preceding the day upon which notice of the meeting shall be given or (b) if notice of the meeting shall be waived, at the close of business on the day next preceding the day upon which the meeting shall be held.

     Section 4.9 Voting of Shares Owned by Other Entities. Shares held of record by a corporation, partnership, limited liability company or other legal entity, may be voted by the officer, agent or proxy of the shareholder as that shareholder shall designate in a writing acceptable to the Corporation.

     Section 4.10 Voting of Shares Owned by Fiduciaries. Shares held of record by fiduciaries may be voted by the fiduciaries in such manner as the instrument or order appointing such fiduciaries may direct. In the absence of such direction or the inability of the fiduciaries to act in accordance therewith, the following provisions shall apply:

     (a) If shares are held jointly by three (3) or more fiduciaries, such shares shall be voted in accordance with the will of the majority of the fiduciaries.

     (b) Except as otherwise provided by law, if the fiduciaries, or a majority of them, cannot agree, or if they are equally divided, upon the question of voting the shares, any court of general equity jurisdiction may, upon petition filed by any of such fiduciaries or by any party in interest, direct the voting of the shares as it may deem to be in the best interests of the beneficiaries, and the shares shall be voted in accordance with that direction.

     (c) The general proxy of a fiduciary shall be given the same weight and effect as the general proxy of an individual or corporation.

     Section 4.11 Voting of Pledged Shares. Shares that are pledged may, unless otherwise provided in the agreement of pledge, be voted by the shareholder pledging the shares until the registered ownership of the shares shall have been transferred to the pledgee on the books of the Corporation, and thereafter they may be voted by the pledgee.

     Section 4.12 Proxies. A shareholder may vote either in person or by proxy executed in writing by the shareholder or a duly authorized attorney-in-fact. No proxy shall be valid for longer than eleven (11) months after the date of its execution unless a longer time is expressly provided therein. The appointment of a proxy is effective when received by the Secretary or

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other officer or agent of the Corporation authorized to tabulate votes. An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is a power coupled with an interest and enforceable as an irrevocable proxy under applicable law.

     Section 4.13 Voting Procedure and List.

     (a) The Secretary, who may call on any officer or officers of the Corporation for assistance, shall make all necessary and appropriate arrangements for meetings of the shareholders, shall receive all proxies, and shall ascertain and report by certificate at each meeting the number of shares present in person or by proxy and entitled to vote at such meeting. The certified report of the Secretary or an Assistant Secretary as to the regularity of such proxies and as to the number of shares present in person or by proxy and entitled to vote at such meeting shall be received as prima facie evidence of the number of shares which are present in person or by proxy and entitled to vote, for the purpose of establishing the presence of a quorum at such meeting, and for all other purposes.

     (b) The officer or agent having charge of the share transfer books shall prepare, at least five (5) days before any meeting of shareholders, a complete list of the shareholders entitled by the Articles of Incorporation or the Corporation Law to vote at the meeting, arranged in alphabetical order and with the addresses and number of shares so entitled to vote held by each of the shareholders. The list of shareholders shall be on file at the principal office of the Corporation and subject to inspection by any shareholder entitled to vote at the meeting or by any such shareholder’s agent or attorney. The list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder entitled to vote at the meeting or the shareholder’s agent or attorney. The original share register or transfer book or a duplicate thereof, kept in the State of Indiana, shall be the only evidence as to who are the shareholders entitled to examine such list, or the share ledger or transfer book, or to vote at any meeting of the shareholders. If a quorum is present at a meeting of the shareholders, the affirmative vote of a majority of the             shares present at the meeting shall be sufficient to authorize the taking of action by the shareholders unless the affirmative vote of a greater number of shares is required by the Corporation Law, the Articles of Incorporation or these Bylaws, in which case the affirmative vote of such greater number of shares shall be required to authorize the taking of action by the shares.

     Section 4.14 Participation by Conference Telephone. Shareholders may participate in any meeting by means of a conference telephone or similar device by means of which all persons participating in the meeting can hear each other at the same time. A shareholder participating in a meeting by such means shall be deemed to be present in person at the meeting.

     Section 4.15 Corporation’s Acceptance of Votes.

     (a) Conforming Signatures. If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the Corporation if acting in good faith is entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder.

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     (b) Non-Conforming Signatures. If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of a shareholder to whom it purportedly relates, the Corporation if acting in good faith is nevertheless entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if:

(1)	the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

(2)	the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the Corporation requests, evidence of fiduciary status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

(3)	the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the Corporation requests, evidence of this status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

(4)	the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the Corporation requests, evidence acceptable to the Corporation of the signatory’s authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment; or

(5)	two or more persons are the shareholder as co-owners and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all the co-owners.

     (c) Rejection of Votes. The Corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the secretary of the meeting or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature thereon or about the signatory’s authority to sign for the shareholder.

     (d) No Liability. The Corporation and its officer or agent who accepts or rejects a vote, consent, waiver, or proxy appointment in accordance with the standards of this Section are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

     (e) Validity of Action. Corporate action taken after and impacted by the acceptance or rejection of a vote, consent, waiver, or proxy appointment under this Section is valid unless a court of competent jurisdiction determines otherwise.

     Section 4.16 Advance Notice of Shareholder Proposals and Shareholder Nominations.

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     (a) At any annual meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board or (ii) by any shareholder of the Corporation who complies with the notice procedures set forth in this Section. At any special meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. For business to be properly brought before any annual meeting of the shareholders by a shareholder, the shareholder must have given notice thereof in writing to the Secretary of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the case of the annual meeting to be held in 2005 or in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the shareholder to be timely must be so delivered not less than ninety (90) days nor more than one hundred twenty (120) days in advance of such annual meeting or, if later, the seventh day following the first public announcement of the date of the annual shareholders meeting. In no event shall the public announcement of an adjournment of an annual meeting of the shareholders commence a new time period for the giving of a shareholder’s notice as described above. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting (w) a brief description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (x) the name and address, as they appear on the Corporation’s books, of the shareholder proposing the business, (y) the class and number of shares of the Corporation that are beneficially and of record owned by the shareholder, and (z) any material interest of the shareholder in that business. In addition, the shareholder making the proposal shall promptly provide any other information reasonably required by the Corporation. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any meeting of the shareholders except in accordance with the procedures set forth in this Section. The Chairman of any meeting shall direct that any business not properly brought before the meeting shall not be considered.

     (b) Nominations for the election of directors at an annual meeting of the shareholders may be made by the Board or by any shareholder entitled to vote in the election of directors; provided, however, that a shareholder may nominate a person for election as a director at a meeting only if written notice of the shareholder’s intent to make such nomination has been given to the Secretary of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the case of the annual meeting to be held in 2005 or in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the shareholder to be timely must be so delivered not less than ninety (90) days nor more than one hundred twenty (120) days in advance of such annual meeting or, if later, the seventh day following the first public announcement of the date of the annual shareholders meeting. In no event shall the public announcement of an adjournment of an annual meeting of the shareholders commence a new time period for the giving of a shareholder’s notice as described above.

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Each such notice shall set forth: (1) the name and address of the shareholder who intends to make the nomination as they appear on the Corporation’s books and of the person or persons to be nominated; (2) a representation (x) that the shareholder is a holder of record of shares of the Corporation entitled to vote at such meeting, (y) that the shareholder intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice and (z) as to the class and number of shares of the Corporation that are beneficially and of record owned by the shareholder; (3) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (4) such other information regarding each nominee proposed by the shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board; and (5) the consent of each nominee to serve as a director of the Corporation if so elected. In addition, the shareholder making the nomination shall promptly provide any other information reasonably requested by the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section. The Chairman of any meeting of the shareholders shall direct that any nomination not made in accordance with these procedures be disregarded.

Article 5. BOARD OF DIRECTORS

     Section 5.1 Management Authority. The business of the Corporation shall be managed by or under the direction of a Board of Directors. The Directors, in their capacity as Directors, shall have no authority to act for or bind the Corporation except when acting as a Board or when acting as a committee of the Board that has been granted authority to act for or bind the Corporation.

     Section 5.2 Number and Term. The Board of Directors shall consist of at least five (5) and no more than thirteen (13) Directors. The actual number of Directors of the Corporation shall be fixed or changed, from time to time, by the Board. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, Directors shall be elected at each annual meeting of the shareholders, by the shareholders entitled to vote for the election of Directors. The Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of Directors constituting the whole Board permits, with the term of office of one class expiring each year.

     At each annual meeting of shareholders the successors to the class of Directors whose term shall then expire shall be elected and each Director so elected shall hold office until such Director’s successor is elected and qualified, or until his or her earlier resignation or removal. If the number of Directors is changed, any increase or decrease in the number of Directors shall be apportioned among the three classes so as to make all classes as nearly equal in number as possible. Notwithstanding the foregoing, whenever holders of any Preferred Stock, or any series thereof, shall be entitled, voting separately as a class, to elect any Directors, all Directors so elected shall be allocated, each time they are so elected, to the class whose term expires at the next succeeding annual meeting of shareholders and the terms of all Directors so elected by such

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holders shall expire at the next succeeding annual meeting of shareholders, in each case except to the extent otherwise provided in the Articles of Incorporation.

     Section 5.3 Vacancies. Any vacancy occurring in the Board of Directors caused by resignation, death or other incapacity, or increase in the number of directors shall be filled by a majority vote of the remaining members of the Board of Directors, or, at the discretion of the Board of Directors, such vacancy may be filled by vote of the shareholders at a special meeting called for that purpose. Each replacement or new Director shall serve for the balance of the term of the class of the Director he or she succeeds or, in the event of an increase in the number of directors, of the class to which he or she is assigned. Until any vacancy is filled, the existing directors shall constitute the Board of Directors.

     Section 5.4 Quorum and Required Vote. A majority of the number of Directors designated as constituting the entire Board (regardless of the number of Directors actually serving) shall constitute a quorum of the Board for the transaction of business at any meeting of the Board, except that a majority of the Directors then serving (regardless of the number designated as constituting a full Board) shall constitute a quorum of the Board for the filling of vacancies on the Board. If a quorum is present at a meeting of the Board, the affirmative vote of a majority of the Directors present at the meeting shall be sufficient to authorize the taking of action by the Board unless the act of a greater number of Directors is required by the Corporation Law, the Articles of Incorporation or these Bylaws, in which case the act of such greater number shall be required to authorize the taking of action by the Board.

     Section 5.5 Annual and Regular Meetings. The Board shall meet annually, without notice, on the same day as the annual meeting of the shareholders, for the purpose of electing officers and transacting such other business as may properly come before the meeting. Other regular meetings of the Board may be held on the dates, at the times and at the places as may be fixed by resolution adopted by the Board or as may be otherwise determined by the Board and communicated to the Directors.

     Section 5.6 Special Meetings. Special meetings of the Board may be called by the Chairman, if elected, the President, or by a majority of the Board, upon not less than 24 hours’ notice given to each Director of the date, time, and place of the meeting, which notice need not specify the purpose or purposes of the special meeting. The notice may be communicated in person (either in writing or orally), by telephone, telegraph, teletype, facsimile, electronic mail or other form of wire or wireless communication or by mail, and shall be effective at the earlier of the time of its receipt or, if mailed, three (3) days after its mailing. Notice of any meeting of the Board may be waived in writing at any time if the waiver is signed by the Director entitled to the notice and is filed with the minutes or corporate records. A Director’s attendance at or participation in a meeting waives any required notice to the Director of the meeting unless the Director, at the beginning of the meeting (or promptly upon the Director’s arrival), objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting.

     Section 5.7 Written Consents. Any action required or permitted to be taken at a meeting of the Board may be taken without a meeting if the action is taken in writing by all members of the Board. The action so taken must be evidenced by a written consent (which may be in multiple counterparts) describing the action taken, signed by each Director, and included in the

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minutes or filed with the corporate records reflecting the action taken. Action taken by written consent is effective when the last Director signs the consent unless the consent specifies a prior or subsequent effective date, in which case the action is effective on or as of the specified date. A consent signed by all of the Directors shall have the same effect as if the action taken by consent was taken at a meeting of the Board and may be described as having been taken at a meeting of the Board.

     Section 5.8 Participation by Conference Telephone. The Board may permit any or all Directors to participate in a regular or special meeting by, or through the use of, any means of communication (such as conference telephone) by which all Directors participating may simultaneously hear each other during the meeting. A Director participating in a meeting by those means shall be deemed to be present in person at the meeting.

     Section 5.9 Compensation. Directors who are not employees of the Corporation or any of its subsidiaries may receive an annual fee for their services as directors in an amount fixed by resolution of the Board, and, in addition, a fixed fee, with or without expenses of attendance, may be allowed by resolution of the Board for attendance at each meeting, including each meeting of a committee of the Board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefore.

Article 6. COMMITTEES

     Section 6.1 Designation of Committees. The Board of Directors may, from time to time, by resolution adopted by a majority of the actual number of Directors elected and qualified, designate from among its members an audit committee, a finance committee, compensation and stock option committee, and one or more other committees, each of which to the extent provided in the resolution, may exercise all the authority of the Board of Directors subject to the limitations of IC 23-1-34-6(e). In addition, the Board may establish a committee of three (3) or more disinterested Directors or other persons as provided in IC 23-1-32-4.

Article 7. OFFICERS

     Section 7.1 Number. The officers of the Corporation shall consist of the Chairman of the Board of Directors (which officer may be referred to as the Chairman or the Chairman of the Board), if elected, the President, one or more Vice Presidents, if elected, the Treasurer, if elected, the Secretary, and such other officers and assistant officers as the Board may appoint.

     Section 7.2 Appointed Officers. The Board may designate certain officers or classes of officers who are to be appointed by a designated officer. An appointed officer shall serve until the officer’s successor is appointed or until the officer’s earlier death, resignation or removal by the appointing officer.

     Section 7.3 Election, Term of Office and Qualification. The elected officers shall be elected at the annual meeting of the Board. Each officer shall hold office until the officer’s successor is elected and qualified or until the officer’s earlier death, resignation or removal.

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     Section 7.4 Removal. Any officer may be removed by the Board at any time with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     Section 7.5 Resignations. Any officer may resign at any time by giving written notice to the Board, the Chairman, if elected, the President or the Secretary. Such resignation shall take effect at the time it is delivered to the Corporation’s representative unless the notice specifies a later effective date, in which case it shall take effect at 12:01 a.m., Eastern Standard Time, on the specified date. Unless otherwise specified in the resignation, the acceptance of such resignation shall not be necessary to make it effective.

     Section 7.6 Vacancies. Any vacancy in any office because of death, resignation, removal or any other cause, may be filled in the manner prescribed in these Bylaws for election or appointment to such office.

     Section 7.7 Compensation. The compensation of the officers (including those who are Directors) shall be fixed, from time to time, by the Board or a Committee thereof unless the Board designates certain officers or classes of officers whose compensation is to be determined by a designated officer, in which event the designated officer shall affix the compensation of those officers.

     Section 7.8 Chairman of the Board. The Chairman of the Board, if elected, shall be the Chief Executive Officer of the Corporation, shall be chosen from among the Directors, shall preside at all meetings of the Board and the shareholders, and shall perform such other duties as the Board may from time to time assign.

     Section 7.9 President. The President shall be the chief administrative officer of the Corporation, and in the event a Chairman is not elected shall also be the Chief Executive Officer of the Corporation. In the absence of the Chairman, the President shall preside at all meetings of the Board and of the shareholders. The President shall exercise such duties as customarily pertain to the office of the President and shall have general and active supervision over the property, business and affairs of the Corporation and over its several officers. The President may appoint officers, agents or employees other than those appointed by the Board, and shall perform such other duties as may be prescribed from time to time by the Board or by these Bylaws.

     Section 7.10 Vice Presidents. The Vice Presidents, if elected, shall have such powers and perform such duties as the Board may from time to time prescribe or as the President from time to time delegates to them. At the request of the President or the Board, a Vice President may, in the case of the absence or inability to act of the President, temporarily act in the President’s place.

     Section 7.11 Secretary. The Secretary shall have the custody and care of the corporate seal, records, minutes and share books of the Corporation. The Secretary shall attend all meetings of the shareholders and of the Board, and shall keep or cause to be kept, in a book provided for the purpose, a true and complete record of the proceedings of such meetings, and shall perform a like duty for all Committees appointed by the Board, when required. The Secretary shall attend to the giving and serving of all notices by the Corporation, shall file and take charge of all papers and documents belonging to the Corporation, shall authenticate the

BYLAWS OF THE FINISH LINE, INC.	PAGE 12

records of the Corporation when necessary or appropriate, and shall perform such other duties as these Bylaws may require or the Board may prescribe.

     Section 7.12 Treasurer. The Treasurer, if elected, and if not elected such other officer or officers as may be designated by the Board, shall be the financial officer of the Corporation, shall have charge and custody of, and be responsible for, all funds of the Corporation, shall deposit all such funds in the name of the Corporation in such banks, trust companies and other depositories as shall be selected by the Board, shall receive, and give receipts for, monies due and payable to the Corporation from any source whatsoever, and, in general, shall perform all the duties as, from time to time, may be assigned by the Board or by the chief executive officer of the Corporation. The Treasurer shall render to the Chairman, if elected, President and the Board, whenever the same shall be required, an account of all of the Treasurer’s transactions and the financial condition of the Corporation.

     Section 7.13 Controller. The Controller, if elected, shall be responsible to the Board and the chief executive officer for all financial control and internal audit of the Corporation and its subsidiaries. The Controller shall perform such other duties as may be assigned by the Board or the chief executive officer.

     Section 7.14 Assistant Secretaries. The Assistant Secretaries, if elected, shall perform all duties of the Secretary during the absence or inability of the Secretary to perform such duties. They shall perform such other duties as the chief executive officer or the Board may prescribe.

     Section 7.15 Other Offices. The Board of Directors may create other offices as it may from time to time deem desirable with duties as it may determine.

Article 8. EXECUTION OF DOCUMENTS AND EXERCISING VOTING RIGHTS

     Section 8.1 Execution of Routine Contracts. Except as otherwise required or provided in these Bylaws or by law, all written contracts and agreements into which the Corporation enters in the ordinary course of its business may be executed on behalf of the Corporation by (a) any duly elected or appointed officer of the Corporation, or (b) any other employee or agent of the Corporation authorized by resolution of the Board to execute any the contract or agreement either in general or in a specific instance.

     Section 8.2 Execution of Deeds, Mortgages, Notes and Non-Routine Contracts. Except as otherwise required or provided in these Bylaws or by law, all deeds, mortgages, deeds of trust, notes, assignments, bills of sale, and other instruments of transfer made by the Corporation, and all written contracts and agreements entered into by the Corporation other than those contracts and agreements entered into in the ordinary course of its business, shall be executed on behalf of the Corporation by the Chairman of the Board, if elected, the President of the Corporation or a Vice President and, when required, attested by the Secretary or an Assistant Secretary of the Corporation; provided, however, that the Board may expressly authorize by resolution any officer, employee, or agent of the Corporation to execute any such deed, mortgage, assignment, instrument, contract or agreement on behalf of the Corporation either jointly with others or singly and without the necessity of any additional execution or attestation by any other officer of the Corporation.

BYLAWS OF THE FINISH LINE, INC.	PAGE 13

     Section 8.3 Execution and Endorsement of Checks and Drafts. Except as otherwise required or provided in these Bylaws or by law, all checks, drafts, bills of exchange and other orders for the payment of money (other than notes) by or to the Corporation shall be executed or endorsed on behalf of the Corporation by the Chairman of the Board, if elected, or the President or Treasurer; provided, however, the Board may expressly authorize by resolution any one or more officers or other employees of the Corporation to execute or endorse any checks, drafts, or other orders for the payment of money on behalf of the Corporation, either jointly with others or singly and without the necessity of any additional execution or attestation by any other officer of the Corporation.

     Section 8.4 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chairman of the Board, the President, any Vice President (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

     Section 8.5 General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

     Section 8.6 Voting of Shares Owned by the Corporation. Subject always to the further orders and directions of the Board of Directors, any share or shares issued by any other corporation and owned or controlled by the Corporation may be voted at any shareholders’ meeting of such other corporation by the Chairman of the Board, or in the Chairman’s absence by the President of the Corporation, or in their absence by any Vice President of the Corporation who may be present. Whenever, in the judgment of the Chairman of the Board or, in the Chairman’s absence, the President, it is desirable for the Corporation to execute a proxy or give a shareholders’ consent with respect to any share or shares issued by any other corporation and owned by the Corporation, such proxy or consent shall be executed in the name of the Corporation by the Chairman of the Board, the President or a Vice President of the Corporation and shall be attested by the Secretary or an Assistant Secretary of the Corporation under the corporate seal, if any. Any person or persons designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares issued by such other corporation and owned by the Corporation, the same as if such share or shares might be voted by the Corporation.

BYLAWS OF THE FINISH LINE, INC.	PAGE 14

     Article 9. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES.

     Section 9.1 Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer, of another corporation, partnership, joint venture, limited liability company, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if:

     (a) he or she acted (or failed to take action) in good faith; and

     (b) he or she reasonably believed his or her conduct was in the Corporation’s best interest or was at least not opposed to the best interests of the Corporation; and

     (c) in the case of a criminal proceeding, he or she either: (a) had reasonable cause to believe his or her conduct was lawful; or (b) had no reason to believe his or her conduct was unlawful.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, be determinative that the person did not meet the standard of conduct specified in this Article 9.

     Section 9.2 Successful Defense. To the extent that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 9.1 hereof or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

     Section 9.3 Determination that Indemnification is Proper. Any indemnification of a director or officer of the Corporation under Section 9.1 hereof (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Section 9.1 hereof. Any indemnification of an employee or agent of the Corporation under Section 9.1 hereof (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 9.1 hereof. Any such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are not at the time parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, by a majority vote of a committee (designated

BYLAWS OF THE FINISH LINE, INC.	PAGE 15

by the board of directors) consisting of two (2) or more directors not at the time parties to the proceeding, (iii) by special legal counsel in a written opinion, or (iv) by the shareholders.

     Section 9.4 Advance Payment of Expenses. Expenses incurred by a director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding if: (i) the Corporation receives a written affirmation of the director or officer’s good faith belief that the director or officer has met the standard of care described in Section 9.1; (ii) the Corporation receives an unconditional written undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article; and (iii) a determination is made that the facts known to those making the determination would not preclude indemnification under this Article. The expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may authorize the Corporation’s counsel to represent the director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

     Section 9.5 Procedure for Indemnification of Directors and Officers. Any indemnification of a director or officer of the Corporation under Section 9.1 and Section 9.2 or advance of costs, charges and expenses to a director or officer under Section 9.4 shall be made promptly, and in any event within thirty (30) days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within sixty (60) days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty (30) days, the right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction. The person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expense under Section 9.4 of this Article where the required affirmation and undertaking, if any, have been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 9.1 of this Article, but the burden of proving this defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 9.1 of this Article 9, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     Section 9.6 Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well

BYLAWS OF THE FINISH LINE, INC.	PAGE 16

as the relevant provisions of the Act are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit, or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. This contract right may not be modified retroactively without the consent of the director, officer, employee or agent.

     The indemnification provided by this Article 9 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 9.7 Severability. If this Article 9 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

     Section 9.8 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by the individual in that capacity or arising from the individual’s status as a director, officer, employee or agent, whether or not the Corporation would have power to indemnify the individual against the same liability under this Article.

     Section 9.9 Additional Definitions. For purposes of this Article, references to the “Corporation” shall include any domestic or foreign predecessor entity of the Corporation in a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

     For purposes of this Article, serving an employee benefit plan at the request of the Corporation shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by such director or officer with respect to an employee benefit plan, its participants, or beneficiaries. A person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” referred to in this Article.

     For purposes of this Article, “party” includes any individual who is or was a plaintiff, defendant or respondent in any action, suit or proceeding, or who is threatened to be made a named defendant or respondent in any action, suit or proceeding.

BYLAWS OF THE FINISH LINE, INC.	PAGE 17

     For purposes of this Article, “official capacity,” when used with respect to a director, shall mean the office of director of the Corporation; and when used with respect to an individual other than a director, shall mean the office in the Corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the Corporation. “Official capacity” does not include service for any other foreign or domestic corporation or limited liability company or any partnership, joint venture, trust, employee benefit plan, or other enterprise, whether for profit or not.

     Section 9.10 Business Expense. Any payments made to any indemnified party under this Article or under any other right to indemnification shall be deemed to be an ordinary and necessary business expense of the Corporation, and payment thereof shall not subject any person responsible for the payment, or the Board of Directors, to any action for corporate waste or to any similar action.

Article 10. AMENDMENTS

     Section 10.1 Amendments to Bylaws. The power to make, alter, amend and repeal these Bylaws is vested exclusively in the Board.

BYLAWS OF THE FINISH LINE, INC.	PAGE 18

Appendix 2

INDEMNITY AGREEMENT

     This Indemnity Agreement (this “Agreement”) is entered into effective as of [date], between The Finish Line, Inc., an Indiana corporation (“Finish Line”) and the person who has executed this Agreement as “Indemnitee.”

RECITALS

     1. Indemnitee is currently serving as a director or officer of Finish Line and/or, at the Finish Line’s request, as a director, officer, manager, member, employee and/or agent of another corporation, partnership, joint venture, limited liability company, trust, employee benefit or other similar plan, or other enterprise, and Finish Line wishes Indemnitee to continue in such capacity(ies);

     2. The Restated Articles of Incorporation (the “Restated Articles of Incorporation”) and the Bylaws (the “Bylaws”) of Finish Line each provide that Finish Line shall indemnify, in the manner and to the fullest extent permitted by the Indiana Business Corporation Law (the “IBCL”), certain persons, including directors and officers against specified expenses and losses arising out of certain threatened, pending or completed actions, suits or proceedings;

     3. Indemnitee has indicated that he or she may not be willing to continue to serve as a director, officer, employee and/or agent of Finish Line and/or, at Finish Line’s request, as a director, officer, manager, member, employee and/or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise in the absence of indemnification in addition to that provided in the Restated Articles of Incorporation and Bylaws of Finish Line;

     4. Finish Line is aware that competent and experienced people are increasingly reluctant to serve as directors or officers of corporations unless they are protected by director and officer liability insurance and/or indemnification, due to the increasing amount of litigation against directors and officers and the increasing expense of defending those claims;

     5. It is essential that Finish Line retain and attract as directors and officers the most capable and qualified persons available;

     6. In order to induce Indemnitee to continue to serve, Finish Line has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result, Indemnitee has agreed to continue to serve Finish Line; and

     7. The Restated Articles of Incorporation and Bylaws expressly recognize that the indemnification provisions of the Restated Articles of Incorporation and Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the IBCL, and as authorized by the shareholders of Finish Line; and

     8. Finish Line and Indemnitee recognize the public policy of Indiana that indemnification should be liberally permitted and intend that this Indemnity Agreement be liberally construed in favor of indemnification.

     9. Indemnitee and Finish Line are parties to an Indemnity Agreement dated    (the “Prior Agreement”). This Agreement amends and restates the Prior Agreement and any Claims shall be governed by this Agreement.

     Now, Therefore, in consideration of the premises and of Indemnitee’s continuing to provide valuable services to Finish Line directly or indirectly (including any services Indemnitee may provide at its request to any Other Entity), and intending to be legally bound hereby, the parties agree as follows:

     Section 1. Indemnification and Advance of Expenses. Subject to the terms, conditions and limitations of this Agreement, Finish Line shall be obligated, in connection with any Claim (i) to indemnify and hold harmless Indemnitee from and against any and all Expenses and Losses, and (ii) to advance any and all Expenses to Indemnitee.

     Section 2. Specific Limitations; Mandatory Indemnification.

     (a) Unless otherwise determined by a court in litigation in accordance with Section 4, Indemnitee shall not be entitled to indemnification or advance of Expenses, and shall reimburse Finish Line for all such amounts theretofore paid or advanced by Finish Line, to the extent that a Reviewing Party has determined that the Expenses or Losses for which indemnification is sought arise out of, or were based upon, a Claim in connection with which Indemnitee failed to meet the Standard of Conduct. In the absence of a determination by a Reviewing Party or a court, Indemnitee shall be conclusively presumed to have met the Standard of Conduct. The termination of a proceeding by judgment, order, settlement or conviction, or upon plea of nolo contendere or its equivalent, shall not of itself be determinative that Indemnitee did not meet the Standard of Conduct.

     (b) Notwithstanding anything to the contrary in this Agreement, and regardless of whether Indemnitee met the Standard of Conduct, Finish Line shall indemnify and hold harmless Indemnitee from and against any and all Expenses relating to any Claim in the defense of which Indemnitee is wholly successful, on the merits or otherwise. Finish Line and Indemnitee acknowledge and agree that this Agreement may provide for indemnification of Indemnitee even in circumstances involving his own negligence or higher level of culpability, unless indemnification in such circumstances is found by a court to conflict with law or a Public Policy.

     Section 3. Procedure for Indemnification and Advance of Expenses.

     (a) Indemnitee shall present any claim for indemnification, and may present a claim for advance of Expenses, in each case by presenting written demand therefor to Finish Line and, in the case of advance of Expenses: (i) be accompanied by or preceded by: (y) the written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the Standard of Conduct; and (z) an unconditional written undertaking by or on his or her behalf to repay the amount to Finish Line if it shall ultimately be determined that he or she is not entitled to be indemnified by the Finish Line as authorized in this Agreement; and (ii) no Reviewing Party has determined that the Expenses sought to be advanced arise out of, or were based upon, a Claim in which the Indemnitee failed to meet the Standard of Conduct. Finish Line shall pay or advance Expenses to Indemnitee on the basis of Indemnitee’s written demand (i) in the case of indemnification, as soon as

INDEMNITY AGREEMENT	PAGE 2

practicable but in any event no later than thirty (30) days after the written demand is presented, and (ii) in the case of advance of Expenses, within five (5) business days after the written demand is presented.

     (b) If Indemnitee is entitled under any provision of this Agreement to indemnification by Finish Line for some or a portion, but not the total amount, of the Losses or Expenses for which payment has been demanded, Finish Line shall indemnify Indemnitee for the portion of the Losses or Expenses as to which Indemnitee is entitled to indemnification.

     Section 4. Enforcement Proceedings.

     (a) If any Reviewing Party determines that Indemnitee is not entitled, in whole or in part, to indemnification under this Agreement, Indemnitee shall have the right, without prejudice by virtue of such determination, to institute legal proceedings seeking to enforce his or her claim for indemnification under this Agreement in any court of competent jurisdiction.

     (b) In any such proceedings, Finish Line shall have the burden of proving that (i) Indemnitee’s conduct did not meet the Standard of Conduct, and (ii) Indemnitee is not otherwise fairly and reasonably entitled to indemnification without regard to the Standard of Conduct, or (iii) such indemnification would be unlawful or would contradict a Public Policy. If Finish Line fails to sustain its burden of proof, Indemnitee shall be entitled to indemnification from Finish Line under this Agreement.

     (c) If Indemnitee has commenced legal proceedings seeking to enforce a claim for indemnification, Indemnitee shall not be required to make reimbursement to Finish Line and may continue to be entitled to further advances of Expenses (including the expenses of such proceedings), until a final judicial determination adverse to Indemnitee’s position, as to which all rights of appeal have been exhausted or have lapsed, has been made.

     (d) If legal proceedings are not commenced by Indemnitee within sixty (60) days after Indemnitee’s receipt of written notice of the Reviewing Party’s determination that Indemnitee is not entitled to indemnification under this Agreement, the determination by the Reviewing Party shall be conclusive and binding on Finish Line and Indemnitee.

     Section 5. Selection of Independent Special Counsel.

     (a) If all of the directors of Finish Line are parties to, or interested in, the Claim, or if there has been a change in control of Finish Line within the two years preceding the date upon which identity of the Reviewing Party is determined, then only independent special counsel, which shall not otherwise have performed services for Indemnitee or Finish Line, may act as a Reviewing Party. Independent special counsel may also serve as a Reviewing Party if Indemnitee and another Reviewing Party so agree.

     (b) Independent special counsel shall be selected by Indemnitee, subject to the approval (which shall not unreasonably be withheld) of (i) a committee designated in accordance with Section 7(f)(ii) (a “Committee”), or (ii) if a Committee cannot be so designated, by a majority of the entire board of directors of Finish Line (including interested directors), or (iii) if such counsel is being engaged because Indemnitee and another Reviewing Party have so agreed, by such other Reviewing Party.

INDEMNITY AGREEMENT	PAGE 3

     (c) Finish Line agrees to pay the reasonable fees and expenses of independent special counsel and, unless prohibited by applicable law, fully to indemnify and hold harmless that counsel from and against any and all Losses and Expenses arising out of or relating to its engagement pursuant to this Agreement.

     Section 6. Insurance. If and to the extent Finish Line at any time maintains insurance providing directors’ and officers’ liability insurance coverage, Indemnitee shall be covered by such insurance, in accordance with its terms, to the maximum extent of the coverage available for any of the Corporations’ directors or officers.

     Section 7. Definitions. As used in this Agreement, the following terms have the following meanings:

     (a) “Claim” means and includes any actual or threatened, pending or completed action, suit or proceeding, or any inquiry or investigation (whether conducted by or on behalf of Finish Line, its shareholders, or any other party) that Indemnitee in good faith believes may lead to the institution of any action, suit or proceeding (whether civil, criminal, administrative, investigative or other), arising out of or in connection with any event or occurrence related to Indemnitee’s service or capacity as a director or officer of Finish Line, or his or her service at the request of Finish Line as a director, officer, manager, member, trustee, agent or fiduciary of any Other Entity, provided that such claim is not for an accounting of profits made from the purchase or sale by Indemnitee of securities of Finish Line within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any state law.

     (b) “Expenses” means and includes attorneys’ fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in, or participate in, any Claim or any proceeding instituted pursuant to Section 4.

     (c) “Losses” means and includes any judgments, fines, penalties and amounts paid in settlement or discharge, including all costs, interest assessments and other charges paid or payable in connection with any of the foregoing, that are imposed in connection with or arise out of a Claim, and for which the Indemnitee has not otherwise been reimbursed.

     (d) “Other Entity” means and includes any corporation, partnership, joint venture, limited liability company, employee benefit or similar plan, trust or other enterprise or legal entity (whether or not for profit) other than Finish Line.

     (e) “Public Policy” means a specific public policy of the State of Indiana against which Indemnitee seeks to enforce an obligation to indemnify him or her under this Agreement, which policy has direct bearing on the issue of enforcement of that obligation under the circumstances in question, and is of such predominant import as to override (i) the public policy favoring enforcement of the obligation to assist companies such as Finish Line in attracting competent and qualified persons to serve as directors or officers, (ii) the public policy and rule of law favoring non-interference with private contractual rights negotiated in good faith and at arms’ length, and (iii) other policies and rules of law favoring or requiring enforcement, including all specific statutory authorizations of corporate undertakings of indemnity such as those contained in this Agreement.

INDEMNITY AGREEMENT	PAGE 4

     (f) “Reviewing Party” means (i) a majority of a quorum of the board of directors of Finish Line, or (ii) if a quorum cannot be obtained under subdivision (i) of Section 7(f), a majority of a committee duly designated by the board of directors of Finish Line (in which designation directors who are parties to, or interested in, the Claim may participate), consisting solely of two (2) or more directors who are not parties to or interested in the Claim, or (iii) independent special counsel selected in accordance with Section 5(b).

     (g) The “Standard of Conduct” shall be deemed to have been met or satisfied by Indemnitee if:

     (i) Indemnitee’s conduct was in good faith; and

     (ii) Indemnitee reasonably believed his or her conduct was in the best interests of Finish Line or was at least not opposed to the best interests of Finish Line; and

     (iii) In the case of any criminal proceeding, Indemnitee either (A) had reasonable cause to believe his or her conduct was lawful, or (B) had no reasonable cause to believe his or her conduct was unlawful.

Indemnitee’s conduct with respect to an employee benefit or similar plan, for a purpose he or she reasonably believed to be in the interests of the participants in or beneficiaries of such plan, shall also be deemed to meet or satisfy the Standard of Conduct.

     Section 8. No Modification or Waiver. This Agreement may not be amended, changed, supplemented or modified except by a subsequent writing signed by all of the parties. No waiver of any provision of this Agreement shall be valid unless the waiver is in writing and is signed by the party against whom it is sought to be enforced; nor shall any waiver of any provision of this Agreement constitute or be construed as a continuing waiver, or a waiver of any other provision of this Agreement (whether similar or not). The failure of any party at any time to insist upon strict performance by any other party of any provision of this Agreement shall not constitute or be construed as a waiver of the right to insist upon strict performance in the future of such provision or any other provision.

     Section 9. Notification and Defense of Claim. Promptly after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding that may constitute a Claim under this Agreement, Indemnitee will, if a claim for indemnification or advance of Expenses in respect thereof is to be made against Finish Line under this Agreement, notify Finish Line of the commencement thereof. After that notification to Finish Line:

     (a) Finish Line will be entitled to participate in the defense of the action, suit or proceeding at its own expense;

     (b) Unless Indemnitee shall have reasonably concluded that there may be a conflict of interest between Finish Line and the Indemnitee in the conduct of the defense of the action, Finish Line will be entitled to assume the defense of such action, suit or proceeding for Indemnitee, with counsel reasonably satisfactory to Indemnitee;

     (c) Indemnitee shall have the right to employ his own counsel in the action, suit or proceeding, but the fees and expenses of his or her counsel incurred after notice from Finish Line of its assumption of the defense thereof shall be at the expense of Indemnitee

INDEMNITY AGREEMENT	PAGE 5

unless (A) the employment of counsel by Indemnitee has been authorized, or the defense of Indemnitee is not permitted to be undertaken, by Finish Line, or (B) Finish Line shall in fact have employed counsel to assume Indemnitee’s defense;

     (d) Finish Line shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid by the Indemnitee, without the written consent of Finish Line (which consent shall not unreasonably be withheld), in settlement of such action, suit or proceeding or any claim therein;

     (e) Finish Line shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid by the Indemnitee arising out of or in connection with an accounting of profits made from the purchase or sale by Indemnitee of securities of Finish Line within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any state law; and

     (f) Finish Line shall not, without the written consent of Indemnitee (which consent shall not unreasonably be withheld), settle any such action, suit or proceeding or any claim therein in any manner that would impose any penalty, liability or limitation on, or otherwise be materially adverse to the interests of, Indemnitee.

     Section 10. Non-Exclusivity. The rights of Indemnitee under this Agreement shall not be deemed exclusive of or limited by any other substantive or procedural rights or presumptions under Finish Line’s Restated Articles of Incorporation or Bylaws, its other controlling instruments and governing corporate statutes, or otherwise (collectively, “Governing Documents and Laws”). To the extent that, at any time during the period when this Agreement is in effect, the rights under Governing Documents and Laws of the then existing directors and officers with respect to indemnification and advance of Expenses are more favorable to the directors or officers than the rights currently provided thereunder or under this Agreement to Indemnitee, Indemnitee shall be entitled to the full benefits of those more favorable rights.

     Section 11. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective assigns, successors in interest (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of Finish Line), spouses, heirs and personal and legal representatives.

     Section 12. Separability. Each and every paragraph, sentence, term and provision of this Agreement is separate and distinct. If any such paragraph, sentence, term or provision shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of any other paragraph, sentence, term or provision of this Agreement. Any paragraph, sentence, term or provision of this Agreement may be modified by a court of competent jurisdiction to the extent required to preserve its validity and enforceability, and to provide Indemnitee with the broadest possible indemnification permitted under law.

     Section 13. Savings Clause. If this Agreement or any paragraph, sentence, term or provision hereof is invalidated on any ground by any court of competent jurisdiction, the Corporations shall nevertheless indemnify Indemnitee as to any Losses and Expenses incurred with respect to any Claim to the full extent permitted by (i) any applicable paragraph, sentence, term or provision of this Agreement that has not been invalidated, and (ii) any applicable provision of any Governing Documents or Laws.

INDEMNITY AGREEMENT	PAGE 6

     Section 14. Notices. All notices and other communications required or permitted under this Agreement shall be in writing, and shall be served personally on, or mailed by certified or registered United States mail to, the party to be charged with receipt thereof. Notices and other communications served by mail shall be deemed received seventy-two (72) hours after deposit of such notice or communication with the United States as certified or registered mail, postage prepaid and duly addressed (i) if to Finish Line, to its registered office, marked to the attention of the General Counsel, and (ii) if to Indemnitee, to the address set forth beneath his signature to this Agreement. Any party may change its or his address for purposes of this Paragraph by giving to the party intended to be bound thereby, in the manner provided herein, a written notice of such change.

     Section 15. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Indiana without reference to the choice of law principles.

     Section 16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute but one and the same Agreement.

     In Witness Whereof, Finish Line and Indemnitee have executed this Agreement this    day of    , 2004.

THE FINISH LINE, INC.

By: ______________________________
Printed: ___________________________
Title: _____________________________

INDEMNITEE

_________________________________
Printed: ___________________________
Title: _____________________________
Address: __________________________

INDEMNITY AGREEMENT	PAGE 7

Appendix 3

THE FINISH LINE, INC.

EMPLOYEE STOCK PURCHASE PLAN

WITNESSETH:

     WHEREAS, The Finish Line, Inc. (“Corporation”) desires to provide eligible employees of the Corporation and its subsidiaries interest in the Corporation through the purchase of shares of common stock of the Corporation (“Common Stock”); and

     WHEREAS, the Corporation desires to offer further inducement to eligible employees to remain as employees by providing a plan for the purchase of Common Stock at a discounted rate.

     NOW, THEREFORE, the Corporation hereby establishes this Employee Stock Purchase Plan (the “Plan”) pursuant to the provisions of Section 423 of the Internal Revenue Code of 1986, as amended, as follows:

ARTICLE I

ESTABLISHMENT OF PLAN

     The Plan is hereby established effective as of the date the registration of the Common Stock to be issued hereunder is declared effective by the Securities and Exchange Commission; provided, however, that this Plan shall not become effective unless it has received the approval of the holders of a majority of the issued and outstanding Common Stock of the Corporation who are either present or represented and entitled to vote at a meeting of shareholders of the Corporation duly held within twelve (12) months after the date the Plan is adopted by the Board of Directors of the Corporation.

ARTICLE II

DEFINITIONS AND CONSTRUCTION

     Section 2.01. Definitions. When the initial letter of a word or phrase is capitalized, the meaning of such word or phrase shall be as follows:

(a) “Account” means one or more bookkeeping accounts where a recording of each Participant’s interest in the Plan, consisting of the sum of the Participant’s payroll deductions under the Plan and the number of shares of Common Stock purchased by the Participant, all of which shall be maintained by the Custodian. Each Account shall be in the name of the Participant or, if permitted by the Committee and so indicated on his or her enrollment form, in his or her name jointly with a member of his or her family, with right of survivorship. If permitted by the Committee, a Participant who is a resident of a jurisdiction which does not recognize such a joint tenancy may have an Account in his or her name as tenant in common with a member of his or her family, without rights of survivorship.

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(b) “Act” means the Securities Exchange Act of 1934, as amended.

(c) “Board of Directors” means the board of directors of the Corporation as it shall exist from time to time.

(d) “Code” means the Internal Revenue Code of 1986, as amended or any subsequently enacted federal revenue law.

(e) “Committee” means the Compensation and Stock Option Committee of the Board of Directors, provided that, if any member of the Committee does not qualify as both an outside director for purposes of Code Section 162(m) and a non-employee director for purposes of Rule 16b-3 of the Act, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee of the Committee to act as the Committee for purposes of the Plan.

(f) “Common Stock” means the shares of Class A Common Stock, no par value, of the Corporation.

(g) “Corporation” means The Finish Line, Inc., an Indiana corporation, and its successors (by merger, consolidation or otherwise) and assigns.

(h) “Custodian” means any party designated by the Committee pursuant to Section 7.02 to act as custodian of the Plan.

(i) “Effective Date” means the effective date of this Plan, which is the date the registration of shares of Common Stock to be issued hereunder with the Securities and Exchange Commission is declared effective.

(j) “Eligible Employee” means any person employed by the Corporation or any of its subsidiaries or controlled entities (as designated by the Committee) except for:

(1) employees who have been employed less than six (6) months; or

(2) employees whose customary employment is twenty (20) hours or less per week.

(k) “Fair Market Value” means the closing trading price of a share of Common Stock as reported on any national securities exchange on which the shares are listed (or, if listed on more than one such exchange, then on the one located in New York City), or if not so listed, the closing price reported on the National Association of Securities Dealers, Inc., Automated Quotations System (Nasdaq).

(l) “Offering Date” means the first business day in January of each calendar year during the Plan Term on which Fair Market Value can be determined and Common Stock is offered for purchase hereunder and/or such other date or dates selected by the Committee from time to time or which Common Stock is offered for purchase hereunder (with Fair Market Value determined on such date or, if not quoted on such date, on the last day prior thereto on which Fair Market Value is quoted); provided, however, for the

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year 2004 the Offering Date means September 1, 2004 or the first business day thereafter selected by the Committee on which Fair Market Value can be determined.

(m) “Participant” means an Eligible Employee who (i) authorizes the Corporation to make payroll deductions from Plan Compensation for the purpose of purchasing Common Stock pursuant to the Plan, (ii) has commenced participation in the Plan pursuant to Section 3.01, and (iii) has not incurred a withdrawal, voluntary or involuntary, pursuant to Article VI.

(n) “Payday” means the date on which an Eligible Employee receives any Plan Compensation.

(o) “Plan” means this The Finish Line, Inc. Employee Stock Purchase Plan.

(p) “Plan Compensation” means all compensation paid by the Corporation or any subsidiary to an employee through their respective payroll systems for services as an employee, including wages, salary, incentive compensation and bonuses, but excluding therefrom profit sharing payments, stock incentive program payments and all other fringe benefit payments.

(q) “Plan Term” means the period from September 1, 2004 to and including December 31, 2014.

(r) “Purchase Date” means the last business day in December of each calendar year during the Plan Term on which Fair Market Value can be determined and in which Common Stock is acquired hereunder and/or such other date or dates selected by the Committee from time to time on which Common Stock is acquired hereunder (with Fair Market Value determined on such date or, if not quoted on such date, on the last day prior thereto on which Fair Market Value is quoted).

(s) “Purchase Price” means the price per share of Common Stock for purchase by Participants as defined in Section 5.02.

(t) “Section,” when not preceded by the word “Code,” means a section of this Plan.

Section 2.02. Construction and Governing Law.

(a) This Plan shall be construed, enforced and administered and the validity thereof determined in accordance with the Code and the regulations thereunder, and in accordance with the laws of the State of Indiana when such laws are not inconsistent with the Code.

(b) This Plan is intended to qualify as an employee stock purchase plan under Code Section 423 and the regulations thereunder. The provisions of the Plan shall be construed so as to fulfill this intention.

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ARTICLE III

PARTICIPATION

     Section 3.01. Participation. Any person who is an Eligible Employee as of any Offering Date under this Plan may become a Participant in this Plan beginning on such Offering Date by completing and delivering to the Committee such enrollment form(s) as the Committee shall require to authorize payroll deductions and to request participation in this Plan, all within the time period prior to such Offering Date prescribed by the Committee.

     Section 3.02. Payroll Deductions.

(a) Payroll deductions for a Participant shall commence on the first Payday after the Offering Date when the Eligible Employee becomes a Participant and shall continue thereafter until the earlier of (i) the termination of this Plan, as provided in Section 8.02, or (ii) the date the Participant suspends his or her payroll deductions pursuant to paragraph (b) of this Section 3.02. Each Participant shall authorize his or her employer to make deductions from Participant’s Plan Compensation on each Payday during such time as he or she is a Participant in the Plan at even rates from 2% through 10% of the Participant’s Plan Compensation.

(b) A Participant may increase, decrease or suspend his or her payroll deduction one time only between Offering Dates during participation effective as of the Payday following delivery of written notice to the Committee, or as soon as administratively reasonable thereafter. A Participant’s suspension of payroll deductions shall not automatically result in withdrawal from participation in the Plan. If a Participant, on any scheduled Payday, shall receive no pay or his or her net pay shall be insufficient, after all required deductions, to permit withholding the payroll deduction in full as authorized hereunder and in the enrollment form, the Corporation or its subsidiary shall (i) if the pay is insufficient for any deduction hereunder, suspend the deduction until the next Payday in which Participant’s net pay is sufficient for such withholding, or (ii) if the pay is insufficient for a full deduction hereunder, effect a partial deduction equal to the net pay available for such deduction; provided, however, that no withdrawal shall be deemed to have occurred in either event. If no deduction or if a partial deduction is effected, no carryover of the balance of the authorized deduction shall occur.

     Section 3.03. Participant’s Account. On each Payday, the Corporation or its subsidiary, as the case may be, shall deduct the authorized amount from each Participant’s Plan Compensation and, as soon as administratively reasonable, shall report the amount of such deductions to the Custodian. The Custodian shall credit the Account of each Participant with the amount of the Participant’s payroll deduction under the Plan effective as of the Payday on which it was deducted. Interest may be earned and retained by the Corporation but interest shall not be paid on amounts held in a Participant’s Account.

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ARTICLE IV

COMMON STOCK

     The shares subject to issuance under this Plan shall be Common Stock. The total number of shares of Common Stock which may be purchased under this Plan shall not exceed in the aggregate one million two hundred thousand (1,200,000) shares, of which not more than one hundred twenty thousand (120,000) shares of Common Stock shall be issued in any one calendar year during the Plan Term, except as such numbers of shares of Common Stock shall be or have been adjusted in accordance with Sections 5.01(a) and 8.01 of this Plan. In the event the aggregate number of shares of Common Stock issuable for any calendar year shall exceed one hundred twenty thousand (120,000) shares of Common Stock (adjusted pursuant to Sections 5.01(a) and 8.01 of the Plan) (the “Annual Maximum”), the Committee shall reduce proportionately each Participant’s purchase hereunder to the extent necessary so that the aggregate number of shares of Common Stock will not exceed the Annual Maximum (allocated proportionately for each Purchase Date during each calendar) and if any such reduction results in cash credited to a Participant’s Account, such cash credited shall remain credited to the Participant’s Account and be used to purchase Common Stock on the next Purchase Date. Common Stock required to satisfy purchases pursuant to the Plan shall be provided out of the Corporation’s authorized and unissued shares or treasury shares or acquired by the Corporation in open market transactions or private transactions. If shares of Common Stock are purchased in one or more transactions on the open market or in private transactions at the direction of the Committee, the Corporation will pay the difference between the Purchase Price and the price at which such shares are purchased for Participants.

ARTICLE V

PURCHASE OF COMMON STOCK

     Section 5.01. The Offering.

(a) The Corporation shall offer an aggregate of one hundred twenty thousand (120,000) shares of Common Stock for purchase by Participants during each calendar year pursuant to the terms of this Plan; provided, however, for calendar year 2004 the Corporation shall offer an aggregate of forty thousand (40,000) shares of Common Stock for purchase by Participants. The number of shares of Common Stock offered annually hereunder shall be increased by the aggregate number of shares of Common Stock, if any, which were offered but not purchased during prior calendar years and shall be subject to further adjustment in accordance with Section 8.01 of this Plan.

(b) Notwithstanding any provision in this Plan to the contrary:

(1) a Participant may not purchase Common Stock hereunder to the extent that, after such purchase, the Participant would own (or be considered to own) of record or beneficially shares in the Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Corporation, within the meaning of Code Section 423(b)(3); and

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(2) no Participant may purchase, during any one calendar year,shares under all employee stock purchase plans of the Corporation and its subsidiaries to accrue at a rate which exceeds Twenty Five Thousand Dollars ($25,000) of Fair Market Value of shares of Common Stock (determined at the Offering Date), within the meaning of Code Section 423(b)(8).

     Section 5.02. Purchase Price. The “Purchase Price” for Common Stock purchased shall be equal to 85% of Fair Market Value per share of the Common Stock on the Purchase Date.

     Section 5.03. Purchase of Common Stock; Limitations.

(a) Within ten (10) days following each Purchase Date during the Plan Term, the Committee shall determine the Purchase Price per share of Common Stock in accordance with Section 5.02 herein. Each Participant shall thereupon automatically purchase from the Corporation and the Corporation, upon payment of the purchase price by the Custodian, shall cause to be issued to the Participant, as promptly as administratively possible, that number of shares (including fractional shares unless otherwise determined by the Committee) of Common Stock which such Participant’s Account shall enable such Participant to purchase at the Purchase Price. Irrespective of the actual date of purchase, the date of purchase of Common Stock hereunder shall be deemed the Purchase Date. All shares purchased shall be maintained by the Custodian in the Account for each Participant. All cash dividends paid with respect to shares of the Common Stock held in the Account shall be added to the Participant’s Account and shall be used to purchase shares of Common Stock at the next Purchase Date. Expenses incurred in the purchase of such shares shall be paid by the Corporation. All dividends distributed in-kind with respect to Common Stock held in the Account shall be added to the shares held for a Participant in his or her Account. Any distribution of shares with respect to shares of Common Stock held for a Participant in his or her Account shall be added to the shares of Common Stock held for a Participant in his or her Account.

(b) No Eligible Employee may purchase annually more than 1,000 shares of Common Stock, or Common Stock having a Fair Market Value in excess of Ten Thousand Dollars ($10,000), whichever is less.

(c) A Participant shall have no interest in, or rights as a shareholder with respect to, Common Stock subject to purchase under this Plan until such shares of Common Stock have been issued to the Participant.

     Section 5.04. Sale of Common Stock. Unless otherwise prohibited by law or policy of the Corporation, a Participant shall have the right at any time to direct that any shares of Common Stock in his or her Account be sold and that the proceeds, less expenses of sale, be remitted to him or her.

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ARTICLE VI

WITHDRAWAL

     Section 6.01. Voluntary Withdrawal. A Participant may withdraw from participation in the Plan at any time. A Participant’s withdrawal shall be effective as of the Payday following delivery of written notice to the Committee, or as soon as administratively reasonable thereafter. The Committee shall notify the Custodian of the withdrawal of any Participant. As soon as administratively reasonable after the effective date of a Participant’s withdrawal from the Plan, the cash balance of the Participant’s Account shall be paid to him or her in cash. No partial withdrawals of each are permitted. When there is a voluntary withdrawal of a Participant, the Participant may elect to have his or her shares sold by the Custodian and the proceeds, after selling expenses, remitted to him or her or the Participant may elect to have the shares of Common Stock credited to his or her Account or a certificate (if the Company Stock is certificated) for the shares of Common Stock credited to the Participant’s Account forwarded to him or her or a third party directed by him or her. Any Eligible Employee who withdraws from the Plan shall be entitled to resume payroll deductions and become a Participant only after compliance with Section 3.01.

     Section 6.02. Involuntary Withdrawal. Upon termination of a Participant’s employment with the Corporation or its subsidiaries for any reason, or no reason, including resignation, discharge (with or without cause), disability or retirement, the cash balance of the Participant’s Account shall be paid to the Participant, or, in the case of the Participant’s death, to the Participant’s beneficiary as provided in Section 6.04. The Corporation or the Custodian shall pay such amount as soon as administratively reasonable after the Committee has received notification of such termination of employment. When there is an involuntary withdrawal of a Participant, the number of shares of Common Stock credited to his or her Account shall be forwarded to him or her or in the case of the Participant’s death to the Participant’s beneficiary as provided in Section 6.04, in a form determined by the Committee.

     Section 6.03. Interest. No payroll deductions or Account balances paid to a Participant, or paid to any beneficiary in accordance with Section 6.04, shall be credited with interest.

     Section 6.04. Participant’s Beneficiary.

(a) A Participant may file with the Committee a written designation of a beneficiary who is to receive any Common Stock or cash credited to the Participant’s Account under this Plan in the event of the Participant’s death. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Committee on the form approved by the Committee.

(b) Upon the death of a Participant, and on receipt by the Committee of reasonable proof of the identity and existence of the Participant’s designated beneficiary, the Committee shall cause delivery of the shares or cash as provided in Section 6.04(a), if any, to such beneficiary as soon as administratively reasonable. If a Participant dies without a surviving designated beneficiary, the Committee shall cause delivery of such shares or cash to the estate or a representative of the estate of the Participant.

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(c) No designated beneficiary and no heir or beneficiary of the estate of a deceased Participant shall acquire any interest in the Common Stock or cash credited to the Participant’s Account under this Plan prior to the death of the Participant.

ARTICLE VII

PLAN ADMINISTRATION

     Section 7.01. Administrative Committee.

(a) The Plan shall be administered, at the expense of the Corporation, by the Committee.

(b) The Committee shall be vested with full authority to take any and all actions necessary to implement this Plan and to interpret this Plan and make, administer and interpret such rules and regulations as it deems necessary to administer the Plan. Any determination, construction, interpretation, administration, or application of the Plan by the Committee shall be final, conclusive and binding on all Participants, beneficiaries and any and all other persons claiming under or through any Participant. The Committee may delegate administration of this Plan to one or more employees or positions of the Corporation.

(c) Service on the Committee shall constitute service as a director of the Corporation so that members of the Committee shall be entitled to such indemnification and reimbursement as directors of the Corporation as provided in its Articles of Incorporation and/or Bylaws.

     Section 7.02. Custodian.

(a) The Committee, in its sole discretion, shall appoint a Custodian. The Custodian may be removed by the Committee at any time.

(b) The Custodian shall keep or cause to be kept accurate and detailed bookkeeping accounts of all contributions, receipts, disbursements and transfers of cash and shares of Common Stock under the Plan, and all bookkeeping accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Board of Directors or the Committee.

     Section 7.03. Transferability. Neither payroll deductions credited to a Participant’s Account nor any rights with regard to the purchase or receipt of Common Stock under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant, except with respect to the death of the Participant as provided in Sections 6.02 and 6.04. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Committee, in its sole discretion, may treat such act as an election to withdraw from the Plan in accordance with Section 6.01.

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     Section 7.04. Separate Accounting for Payroll Deductions. All funds received or held by the Corporation under this Plan may be used for the Corporation’s general corporate purposes, and the Corporation shall not be obligated to segregate such payroll deductions.

     Section 7.05. Only Employees Eligible To Participate. Notwithstanding any other provision of the Plan, to be eligible to purchase Common Stock hereunder as of a Purchase Date, a Participant must remain an employee at all times from the Offering Date through such Purchase Date.

     Section 7.06. Equal Rights and Privileges. Notwithstanding any other provision of the Plan, all Eligible Employees shall have the same rights and privileges under the Plan, as required by Code Section 423 and the regulations thereunder, and the Committee shall administer the Plan and interpret and apply the provisions of the Plan accordingly.

ARTICLE VIII

AMENDMENT AND TERMINATION

     Section 8.01. Adjustment of Stock. In the event of any change after the effective date of the Plan in the outstanding shares of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, exchange of shares, merger or consolidation, liquidation, or any other change after the effective date of the Plan in the nature of the Common Stock of the Corporation, the Committee shall make a corresponding adjustment in the number and kind of shares reserved under this Plan, and in the purchase price and the number and kind of shares covered by outstanding purchase commitments under this Plan as determined by the Committee. Any determination by the Committee hereunder shall be conclusive, final and binding on all persons. If the Corporation is a party to a consolidation or a merger in which the Corporation is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Corporation’s outstanding stock by a single person or group, or a sale or transfer of substantially all of the Corporation’s assets, the Committee may take such actions with respect to this Plan as the Committee deems appropriate.

     Section 8.02. Amendment and Termination.

(a) The Board of Directors, except any members participating in this Plan, may at any time and from time to time, alter, amend, suspend, or terminate this Plan in any way; provided, however, that if this Plan is terminated the effective date of termination shall be immediately after the next Purchase Date; provided further, that the Board of Directors may not, without approval by the holders of the issued and outstanding shares of Common Stock:

(1) increase the maximum number of shares of Common Stock which may be issued under this Plan (other than to reflect adjustment permitted under Section 8.01 hereof);

(2) change the class of shares which may be issued under this Plan;

(3) change the designation of the persons or class of persons eligible to participate and receive Common Stock under this Plan (except as permitted under Section 2.01 (i)(1) hereof); or

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(4) change the provision of Section 5.02 concerning the Purchase Price,

(b) Unless earlier terminated by the Board of Directors pursuant to paragraph (a) of this Section 8.02, this Plan will terminate on the earlier of: (i) the last day of the Plan Term, or (ii) the date on which the authorized remaining Common Stock reserved for this Plan are not sufficient to enable each Participant on such date to purchase at least one share of Common Stock. No purchases of Common Stock shall be made after the termination of this Plan.

ARTICLE IX

MISCELLANEOUS

     Section 9.01. Notices. All notices or other communications by a Participant to the Committee under or in connection with the Plan shall be deemed to have been duly given when received by the Secretary of the Board of Directors of the Corporation or when received in the form and at the location or by the person specified by the Committee. Any notices or other communications by the Committee to a Participant under or in connection with this Plan shall be deemed to have been duly given when mailed by the Committee to the most recent address of the Participant on the business records of the Corporation.

     Section 9.02. No Right To Continued Employment. Neither enrollment in the Plan, the purchase of Common Stock hereunder, nor participation otherwise in the Plan shall impose any obligation on the Corporation or any subsidiary to continue to employ any person.

     Section 9.03. Notice of Sale. As a condition of participation in this Plan, each Participant agrees to notify the Corporation if he or she sells or otherwise disposes of any of his or her shares of Common Stock purchased pursuant to this Plan within two years of the Offering Date on which such shares were offered or within one year of the Purchase Date on which such shares were purchased. Notwithstanding anything herein to the contrary, the Corporation (or employer) shall have the right to satisfy any obligations to withhold taxes incurred by reason of the issuance and/or sale of Common Stock hereunder.

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Appendix 4
AUDIT COMMITTEE CHARTER
OF THE FINISH LINE, INC.

A Delaware Corporation

I. Purposes of the Committee

      The Audit Committee (the “Committee”) is appointed by the Board of Directors of The Finish Line, Inc. (together with its subsidiaries, the “Corporation”) to assist the Board of Directors in fulfilling its oversight responsibilities regarding the following:

•	the integrity of the Corporation’s financial statements, including matters relating to its internal controls;

•	the qualification and independence of the Corporation’s external independent auditors (the “Independent Auditors”);

•	the performance of the Corporation’s internal audit function and Independent Auditors;

•	the Corporation’s compliance with legal and regulatory requirements; and

•	such other policies, procedures and activities of the Corporation as may be directed by the Board of Directors.

      In addition, the Committee shall prepare any reports or other disclosures that the committee is required to prepare pursuant to the rules of the Securities and Exchange Commission (the “SEC”) and the National Association of Securities Dealers, Inc. (the “NASD”) for inclusion in the Corporation’s annual proxy statement or other public reports, as applicable.

      Although the Independent Auditors are ultimately accountable to the Committee and the Board of Directors, as representatives of the Corporation’s stockholders, the Independent Auditors shall report directly to the Committee. The Committee shall be directly responsible for the appointment, oversight, compensation, evaluation, and, where appropriate, termination and replacement of the Independent Auditors (subject, if applicable, to stockholder approval in accordance with the Corporation’s practices and any applicable legal requirements).

      While the Committee has the responsibilities and powers set forth in this Charter, the management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation’s financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The Independent Auditors are responsible for planning and carrying out a proper audit of the Corporation’s annual financial statements, reviews of the Corporation’s quarterly financial statements, and other procedures. In fulfilling their responsibilities set forth herein, it is recognized that members of the Committee are not full-time employees of the Corporation and are not, and do not represent themselves to be, accountants or auditors by profession. Moreover, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

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II. Membership of Audit Committee

      The Committee shall be comprised of a minimum of three (3) directors. Each of the members of the Committee shall be “independent” under the applicable requirements of the NASD and SEC, including any additional requirements for audit committee members, as interpreted by the Board of Directors in its business judgment. In addition, each of the members of the Committee shall be “financially literate,” and at least one member of the Committee shall have “accounting or related financial management expertise,” as determined by the Board of Directors in its business judgment. Members of the Committee shall be appointed by the Board of Directors and shall serve for such term or terms as the Board of Directors may determine and until their successors shall be duly qualified and appointed. The Board of Directors shall designate a chairperson for the Committee.

      No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee.

III. Committee Meetings

      The Committee shall meet at least four times annually telephonically or in person, or more frequently as the Committee deems necessary. The Committee shall meet periodically in separate private sessions with (i) management, and (ii) the Independent Auditors, as appropriate, to discuss, as applicable, the scope of planned internal auditing activities and internal auditing results, the performance of the annual audit by the Independent Auditors, and any other matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee encourages, and may request, that members of senior management, other employees of the Corporation, and, if appropriate, third parties attend Committee meetings to provide additional information, insight and expertise regarding matters being discussed by the Committee.

IV. Duties, Responsibilities and Authority of the Committee

      In furtherance of the purposes of the Committee, the Committee shall have the following duties, responsibilities and authority: The Committee shall:

1.	have the sole authority and responsibility for the appointment and termination of the Company’s independent auditors. The Committee also shall be responsible for setting the compensation and retention terms for, and overseeing and evaluating the performance of, the independent auditors with respect to audit, review or attestation services. The independent auditors shall report directly to the Committee.

2.	have sole authority and responsibility to approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services. Pre-approval of non-audit services (other than review and attestation services) will not be required if such services fall within exceptions established by the SEC.

3.	ensure that the Committee receives from the independent auditors the written disclosures and letter required by Independence Standards Board Number 1 delineating all relationships between the independent auditors and the Company; the Committee shall discuss with the independent auditors their independence, including any disclosed relationships or services that may impact the

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auditors’ objectivity and independence. If deemed appropriate by the Committee, the Committee may recommend that the Board of Directors take appropriate action in response to the independent auditors’ report to satisfy itself of their independence. The Committee shall also confirm with the independent auditors that the independent auditors are in compliance with the partner rotation requirements established by the SEC.

4.	ensure that the Committee annually receives and reviews a report from the independent auditors describing the auditing firm’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, relating to independent audits carried out by the firm, and any steps taken to deal with any such issues.

5.	review with the independent auditors and with management the proposed scope of the annual audit, past audit experience, the Company’s internal audit program, recently completed internal audits and other matters bearing upon the scope of the audit. The discussion will include a review of any audit problems or difficulties, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, any significant disagreements with management and management’s responses to such matters. The Committee shall be responsible for resolution of any disagreements between the independent auditors and management regarding financial reporting.

6.	review and discuss with management and the independent auditors the annual audited financial statements to be included in the Company’s annual report on Form 10-K including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” This discussion should include (i) matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees,” as then in effect; and (ii) major issues regarding accounting principles and financial statement presentations, including critical accounting estimates and judgments, significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and special audit steps adopted in light of any material control deficiencies.

7.	recommend to the Board based on the review described in paragraphs 3 and 6 whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

8.	review and discuss with management and the independent auditors quarterly financial statements to be included in the Company’s 10-Qs and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

9.	review and discuss with the independent auditors reports that the independent auditors are required to provide to the Committee relating to significant financial reporting issues and judgments made in connection with preparation of the Company’s financial statements, including, among other things, (i) the Company’s selection, application and disclosure of accounting policies and practices that the independent auditors identify as critical; (ii) all alternative treatments of GAAP that have been discussed between management and the independent auditors, including the ramifications of such treatments and the treatment preferred by the independent auditors, and (iii) any material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

10.	after reviewing the reports from the independent auditors and the independent auditors’ work throughout the audit period, conduct an annual evaluation of the independent auditors’ qualifications, performance and independence. This evaluation shall include review and evaluation of the lead audit

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partner. In making its evaluation, the Committee shall take into account the opinions of management. The Committee shall present its conclusions with respect to the independent auditors to the full Board.

11.	discuss with management and with the independent auditors the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies. The Committee’s discussion in this regard may be general in nature (such as the type of information to be disclosed and the type of presentation to be made). The Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

12.	discuss periodically with management the Company’s policies and guidelines regarding risk assessment and risk management, as well as the Company’s major financial risk exposures and steps management has taken to monitor and control such exposures.

13.	establish and maintain procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

14.	discuss periodically with management and the independent auditors the adequacy of the Company’s disclosure controls and procedures, including applicable internal controls and procedures for financial reporting and changes in internal controls designed to address any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees that are reported to the Committee. In addition, the Committee shall review and discuss with management and the independent auditors (i) the annual report of management affirming management’s responsibility for establishing and maintaining internal controls over financial reporting and assessing the effectiveness of the internal control structure over financial reporting and (ii) the independent auditors’ report on, and attestation of, management’s report when those reports are required by SEC rules.

15.	confirm with management on at least a biennial basis that the Company’s Standards of Business Conduct and Ethics have been communicated by the Company to all key employees of the Company with a direction that all such key employees certify that they have read, understand and are not aware of any violations of the Standards of Business Conduct and Ethics. The Committee shall have the sole responsibility to grant waivers of the Standards of Business Conduct and Ethics to the Company’s directors, executive officers and senior officers.

16.	meet periodically with the Company’s Chief Financial Officer and the General Counsel to discuss and review the Company’s policies and procedures regarding compliance with laws and regulations and advise the Board on these discussions.

17.	establish policies for the hiring by the Company of employees or former employees of the independent auditors.

18.	establish procedures for approval of all related party transactions between the Company and any executive officer or director.

19.	through the Committee’s Chair, regularly report to the full Board on the Committee’s activities and actions.

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20.	provide the Company and the Board with the report of the Committee with respect to the audited financial statements for inclusion in the Company’s annual proxy statement as required by SEC rules.

21.	annually evaluate the Committee’s own performance and deliver a report to the Board setting forth the results of the evaluation.

22.	review and reassess the adequacy of the Committee charter on an annual basis and submit any recommended changes to the Board for consideration.

23.	perform any other activities consistent with this Charter, the Company’s bylaws, as the Committee or the Board deems necessary or appropriate.

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ANNUAL MEETING OF STOCKHOLDERS OF

THE FINISH LINE, INC.

July 22, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
1.	Approval of the change of the state of incorporation from Delaware to Indiana:	☐	☐	☐

2.	Approval of a form of indemnification agreement for officers and directors:	☐	☐	☐

3.	The election of the directors in the classes indicated below to serve until the election and qualification of their respective successors (or if Proposal 1 is not approved, the election of the directors indicated below until the election and qualification of their respective successors): NOMINEES:

☐ FOR ALL NOMINEES	O Alan H. Cohen	Class I
	O Jeffrey H. Smulyan	Class I
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	O Larry J. Sablosky O Bill Kirkendall	Class II Class II
	O William P. Carmichael	Class II
☐ FOR ALL EXCEPT	O David I. Klapper	Class III
(See instructions below)	O Stephen Goldsmith	Class III

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

		FOR	AGAINST	ABSTAIN
4.	Approval of The Finish Line, Inc. Employee Stock Purchase Plan:	☐	☐	☐

5.	Ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the Company’s fiscal year ending February 26, 2005:	☐	☐	☐

6.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof and as to which the undersigned hereby confers discretionary authority.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5, AND ACCORDING TO THE JUDGMENT OF THE PROXIES WITH RESPECT TO PROPOSAL 6.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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THE FINISH LINE, INC.
CLASS A COMMON STOCK

Proxy for Annual Meeting of Stockholders, July 22, 2004
This Proxy is solicited on behalf of the board of directors for the
Annual Meeting of Stockholders to be held on July 22, 2004 at 9:00 a.m.
at the Company’s Corporate Office located at
3308 N. Mitthoeffer Road, Indianapolis, IN 46235

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the 2004 Annual Meeting and, revoking all prior Proxies, appoints Alan H. Cohen and Steven J. Schneider, and each of them, with full power of substitution in each, the Proxies of the undersigned to represent the undersigned and vote all shares of Class A Common Stock of the undersigned in The Finish Line, Inc. at the Annual Meeting of Stockholders to be held on July 22, 2004, and any adjournments or postponements thereof upon the following matters and in the manner designated on the reverse side of this proxy card.

(Continued and to be signed on the reverse side)

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